UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BBIF Money Fund

BBIF Treasury Fund

BIF Money Fund

BIF Treasury Fund

BlackRock Asian Dragon Fund, Inc.

BlackRock Emerging Markets Fund, Inc.

BlackRock Financial Institutions Series Trust

BlackRock FundsSM

BlackRock Funds III

BlackRock Funds IV

BlackRock Funds VI

BlackRock Index Funds, Inc.

BlackRock Large Cap Series Funds, Inc.

BlackRock Latin America Fund, Inc.

BlackRock Liquidity Funds

BlackRock Series, Inc.

Funds For Institutions Series

Master Institutional Money Market LLC

Master Investment Portfolio

Master Investment Portfolio II

Master Large Cap Series LLC

Master Money LLC

Master Treasury LLC

Quantitative Master Series LLC

Ready Assets Government Liquidity Fund

Ready Assets U.S.A. Government Money Fund

Ready Assets U.S. Treasury Money Fund

Retirement Series Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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October 3, 2018

Dear Shareholder:

Joint special meetings of shareholders of the following funds (each, a “Fund” or an “Equity-Liquidity Fund,” which may also be collectively referred to herein as the “Equity-Liquidity Complex”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on Wednesday, November 21, 2018, at 10:30 a.m. (Eastern time) (the “Meeting”) to consider and vote on the proposals discussed in the enclosed joint proxy statement.

BBIF Money Fund

BBIF Treasury Fund

BIF Money Fund

BIF Treasury Fund

BlackRock Asian Dragon Fund, Inc.

BlackRock Emerging Markets Fund, Inc.

BlackRock Financial Institutions Series Trust

BlackRock FundsSM

BlackRock Funds III

BlackRock Funds IV

BlackRock Funds VI

BlackRock Index Funds, Inc.

BlackRock Large Cap Series Funds, Inc.

BlackRock Latin America Fund, Inc.

BlackRock Liquidity Funds

BlackRock Series, Inc.

Funds For Institutions Series

Master Institutional Money Market LLC

Master Investment Portfolio

Master Investment Portfolio II

Master Large Cap Series LLC

Master Money LLC

Master Treasury LLC

Quantitative Master Series LLC

Ready Assets Government Liquidity Fund

Ready Assets U.S.A. Government Money Fund

Ready Assets U.S. Treasury Money Fund

Retirement Series Trust

The Funds and the series of the Funds are set forth on Appendix A to the enclosed joint proxy statement. You have received this letter and joint proxy statement because you were a shareholder of record of at least one Equity-Liquidity Fund on September 24, 2018 (the “Record Date”). The purpose of the Meeting, as described in the enclosed joint proxy statement, is to seek shareholder approval in connection with a realignment of the boards of directors/trustees overseeing the mutual funds and closed-end funds advised by BlackRock Advisors, LLC or BlackRock Fund Advisors and/or their affiliates (collectively, “BlackRock” and such funds, the “BlackRock-advised Funds”). The current boards of directors/trustees of the BlackRock-advised Funds (the “Existing Boards,” the members of which are referred to as “Existing Board Members”) are proposing this realignment following a comprehensive review in consultation with BlackRock.

Currently, the BlackRock-advised Funds are divided into three different complexes – the Equity-Liquidity Complex, the Equity-Bond Complex and the Closed-End Complex (each, a “Fund Complex” and collectively, the “BlackRock Fund complex”) – and the same individuals comprise the boards of directors/trustees of the BlackRock-advised Funds within a Fund Complex. It is proposed that the three current boards of directors/trustees and the Fund Complexes they oversee be realigned and consolidated into two boards of directors/trustees and two Fund Complexes. Subject to shareholder approval, one board of directors/trustees (referred to in this proxy statement as “Board I”) would focus on the oversight of the BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds within the BlackRock Fund complex, including fixed-income mutual funds that are designed for sale through insurance company separate accounts (collectively, the “Insurance Funds”). Subject to shareholder approval, the second board of directors/trustees (referred to in this proxy statement as “Board II”) would focus on the oversight of the BlackRock-advised equity, multi-asset, index and money market funds within the BlackRock Fund complex, including equity, multi-asset, index and money market Insurance Funds. Shareholders of the funds in the Equity-Bond Complex, including the Insurance Funds in the Equity-Bond Complex (collectively, the “Equity-Bond Funds”) are being asked to approve the Board Nominees to Board I and Board II, as applicable, in separate proxy statements. Board I and Board II are referred to together as the “New Boards.”

Following the proposed realignment, certain Equity-Liquidity Funds (referred to in the enclosed joint proxy statement as “Group B Funds”) would be overseen by Board I, and certain Equity-Liquidity Funds (referred to in the enclosed joint proxy statement as “Group A Funds”) would be overseen by Board II. As explained in the enclosed joint proxy statement, shareholders of Group A Funds are being asked to elect fifteen nominees to Board II and shareholders of Group B Funds are being asked to elect eleven nominees to Board I. Such nominees (collectively, the “Board Nominees”) have been reviewed and unanimously approved by your Fund’s Existing Board, subject to approval by the Fund’s shareholders. The Existing Boards have reviewed the qualifications and backgrounds of the applicable Board Nominees and believe that their election is in your best interest.

If you are a shareholder of a Fund or a series of a Fund that is organized as a “feeder” in a “master/feeder” structure where the master fund is a part of the Equity-Liquidity Complex, you will also be asked to provide voting instructions to your feeder Fund as to how, as a beneficial owner of the master fund, your feeder Fund should vote in connection with the election of the Board Nominees for the Board of your feeder Fund’s respective master Fund.

Please note that separate joint proxy statements are being sent to shareholders of the BlackRock-advised Funds in the Equity-Bond Complex, who are also being asked to vote on the election of the applicable Board Nominees to the boards of directors/trustees of their BlackRock-advised Fund in the Equity-Bond Complex. If you were also a shareholder of record on the Record Date of one or more BlackRock-advised Funds in the Equity-Bond Complex, you will receive a separate joint proxy statement(s), proxy card(s) or voting instruction form(s) for such fund(s). Please be certain to vote by telephone or via the Internet with respect to each BlackRock-advised Fund in which you are a shareholder of record or sign, date and return each proxy card and/or voting instruction form you receive. If elected by shareholders of the Funds at the Meeting, the Board Nominees would take office effective on January 1, 2019 or such later date as will be communicated to shareholders if the Meeting is adjourned, postponed or delayed.

The Existing Board responsible for your Fund recommends that you vote, or submit voting instructions, “FOR” the election of each of the applicable Board Nominees. In connection with your vote, we urge you to read the full text of the enclosed joint proxy statement.

Your vote is important. Attendance at the Meeting will be limited to each Fund’s shareholders as of the Record Date. If you are a registered shareholder, to gain admission, you must present valid photographic identification, such as a driver’s license or passport. If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee), you will also be required to show satisfactory proof of ownership of shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker, financial intermediary or other nominee or broker’s statement indicating share ownership as of the Record Date.

If you are a registered shareholder, you may vote your shares in person by ballot at the Meeting. If you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your bank, broker, financial intermediary or other nominee and present it at the Meeting.

We encourage you to carefully review the enclosed materials, which explain the proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. Voting is quick and easy. Everything you need is enclosed. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the provided postage-paid return envelope; or

•	In person at the Meeting.

If you do not vote using one of these methods, you may be called by Computershare Fund Services (“Computershare”), the Funds’ proxy solicitor, to vote your shares.

Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by completing, signing and dating each proxy card or voting instruction form you receive, and returning it (them) in the accompanying postage-paid return envelope.

Voting your shares immediately will help minimize additional solicitation expenses and prevents the need to call you to solicit your participation in the vote process.

If you have any questions about the proposals to be voted on, please call Computershare toll-free at 1-866-200-9096.

Sincerely,

Benjamin Archibald

Secretary of the Funds

40 East 52nd Street, New York, New York 10022

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the joint proxy statement?

A:

The registrants listed on Appendix A to the enclosed joint proxy statement (each, a “Fund” or an “Equity-Liquidity Fund,” which may also be collectively referred to herein as the “Equity-Liquidity Complex”) are holding joint special meetings of shareholders (the “Meeting”) for the election of nominees (collectively, the “Board Nominees”) to the Board of Directors or Trustees of the applicable Fund (each, a “Board,” the members of which are referred to as “Board Members”) in connection with the proposed realignment of the current boards of directors/trustees (the “Existing Boards,” the members of which are referred to as “Existing Board Members”) of the mutual funds and closed-end funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors and/or their affiliates (collectively, “BlackRock” and such funds, the “BlackRock-advised Funds”). Each Fund is categorized in the enclosed joint proxy statement as a “Group A Fund” or a “Group B Fund” for purposes of electing the applicable Board Nominees in Proposal 1(a) or Proposal 1(b). The enclosed joint proxy statement describes proposals to elect the Board Nominees of the Equity-Liquidity Funds and provides other information relating to the Meeting. The tables starting on page 13 of the joint proxy statement identify the Existing Board Members and the Board Nominees for each Fund.

Q:	Why are the Funds holding a meeting to elect Board Members at this time?

A:	Explanation of Board Realignment and Consolidation

Currently, the BlackRock-advised Funds are divided into three different complexes – the Equity-Liquidity Complex, the Equity-Bond Complex and the Closed-End Complex (each, a “Fund Complex” and collectively, the “BlackRock Fund complex”) – and the same individuals comprise the boards of directors/trustees of the BlackRock-advised Funds within a Fund Complex. It is proposed that the three current boards of directors/trustees and the Fund Complexes they oversee be realigned and consolidated into two boards of directors/trustees and two Fund Complexes. Subject to shareholder approval, one board of directors/trustees (referred to in this proxy statement as “Board I”) would focus on the oversight of the BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds within the BlackRock Fund complex, including fixed-income mutual funds that are designed for sale through insurance company separate accounts (collectively, the “Insurance Funds”). Subject to shareholder approval, the second board of directors/trustees (referred to in this proxy statement as “Board II”) would focus on the oversight of the BlackRock-advised equity, multi-asset, index and money market funds within the BlackRock Fund complex, including equity, multi-asset, index and money market Insurance Funds. Shareholders of the funds in the Equity-Bond Complex, including the Insurance Funds in the Equity-Bond Complex (collectively, the “Equity-Bond Funds”) are being asked to approve the Board Nominees to Board I and Board II, as applicable, in separate proxy statements.

Board I is expected to be comprised of all of the current directors/trustees who currently serve on the boards of directors/trustees of the BlackRock-advised Funds in the Closed-End Complex, plus an additional director/trustee who currently serves on the boards of directors/

(i)

trustees of the Equity-Bond Funds (collectively, the “Equity-Bond Board”). Board II is expected to be comprised of directors/trustees who currently serve on the boards of directors/trustees of the Equity-Liquidity Funds (collectively, the “Equity-Liquidity Board”) and directors/trustees who currently serve on the Equity-Bond Board, other than (i) the members of the Equity-Liquidity Board and the Equity-Bond Board who are scheduled to retire at the end of 2018, (ii) the current member of the Equity-Bond Board who has been nominated to serve on Board I and (iii) two current members of the Equity-Liquidity Board who are expected to serve as consultants to the board members of each Group A Fund who are not “interested persons” (as defined in the Investment Company Act) following the realignment and consolidation. As discussed below, this realignment and consolidation is expected to enable each of Board I and Board II to focus attention on issues of particular relevance to the types of funds that they oversee and to streamline and enhance the effectiveness of board oversight of the applicable Fund Complex.

If elected by shareholders of the Funds at the Meeting, the Board Nominees would take office effective on January 1, 2019 or such later date as will be communicated to shareholders if the Meeting is adjourned, postponed or delayed.

Reasons for Board Realignment and Consolidation

At meetings held in July 2018, the Equity-Liquidity Board and the Equity-Bond Board each determined that the board realignment and consolidation could provide benefits to shareholders of the Equity-Liquidity Funds and the Equity-Bond Funds, respectively. Each Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that they are experienced in overseeing investment companies and are familiar with the BlackRock Fund complex and BlackRock. In addition, Board Members have had the opportunity to meet with their counterparts on other boards of directors/trustees in the BlackRock Fund complex. In particular, the Board Members considered:

1)

that each Fund would benefit from the realignment to Board I or Board II, as applicable, each of which would oversee the business and operations of a number of Funds that have similar investment strategies, which may provide the members of Board I or Board II, as applicable, with the potential to obtain enhanced insights into the Funds’ investment strategies, operations and their associated risks;

2)

that while each member of Board II would oversee more of the open-end BlackRock-advised Funds than before, the number of investment strategies used by the Group A Funds will not be significantly different and the division of investment strategies between Board I and Board II upon consolidation is appropriate;

3)

the potential strength of the bargaining position of each of Board I and Board II upon realignment and consolidation with respect to interfacing with management and other service providers of the BlackRock-advised Funds they oversee;

4)

that the Board I Nominees and the Board II Nominees have significant professional experience and skills, as well as experience overseeing funds that use similar kinds of investment strategies as used by the Group B Funds and Group A Funds, respectively;

5)	that the Board Nominees have experience overseeing the nature and quality of investment advisory and other services that BlackRock provides to investment companies;

6)

that the time spent by portfolio managers and other members of management keeping multiple boards of directors/trustees up to date would be reduced by board consolidation and realignment, resulting in greater efficiencies and potentially enhancing communication; and

(ii)

7)

the costs that are associated with the board realignment and consolidation, including the costs related to the proxy and the election of the Board Nominees and costs associated with reorganizations of a number of existing BlackRock-advised Funds into certain newly organized Group B Funds as an initial step toward board realignment and consolidation, and the arrangement between BlackRock and certain Funds to share the costs associated with the board realignment and consolidation, and the potential for future cost savings for Fund shareholders due to the board realignment and consolidation generally.

Q:	What is a Feeder Fund and what proposals as a shareholder of a Feeder Fund am I being asked to vote on?

A:

Certain Funds and series of Funds (each, a “Feeder Fund” and collectively, the “Feeder Funds”) invest substantially all of their assets in a corresponding Fund or series of a Fund that has an investment objective that is identical to that of the Feeder Fund (each, a “Master Fund” and collectively, the “Master Funds”). A Master Fund, in turn, invests directly in securities and other investments. Each Feeder Fund that invests in a Master Fund is being asked to vote for the Board Nominees of the Master Fund in which the Feeder Fund invests. Under the Investment Company Act of 1940, as amended, each Feeder Fund’s voting rights with respect to the Master Fund interests that the Feeder Fund holds generally must be passed through to the Feeder Fund’s shareholders. This means that each Feeder Fund must vote its Master Fund interests in accordance with the voting instructions received from the Feeder Fund’s shareholders and will vote interests in the Master Fund with respect to which it has not received voting instructions in the same proportion as the interests for which it has received instructions from other holders (this is called “proportional voting” or “echo voting”). If you are a shareholder of a Feeder Fund that invests in a Master Fund that is an Equity-Liquidity Fund, in addition to seeking your votes on Proposals 1(a) or 1(b), as applicable, relating to the Feeder Fund in which you own shares, you will also be asked to provide your voting instructions to your Feeder Fund as to how, as a beneficial owner of a Master Fund, your Feeder Fund should vote for the election of the Board Nominees of the corresponding Master Fund (or, if the Master Fund is a series of a Fund, for the Fund for which such Master Fund is a series). You will be asked for these voting instructions in Proposals 2(a) or 2(b), as applicable.

Q:	How do the Boards of the Funds recommend that I vote?

A:

“FOR” each Board Nominee—the Existing Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that their election is in your best interest and unanimously recommend that you vote, or submit voting instructions, “FOR” each Board Nominee.

Q:	Will my vote make a difference?

A:

YES. Your vote is very important and can make a difference in the governance and management of your Fund(s), no matter how many shares you own. We encourage all shareholders to participate in the governance of their Fund(s). Your vote can help ensure that the Board Nominees will be elected.

Q:	How do I vote my shares?

A:

Voting is quick and easy. Everything you need is enclosed. You can quickly and easily provide voting instructions by telephone by calling the toll-free number on the proxy card(s) or voting instruction form(s), or by Internet by going to the Internet address provided on the proxy

(iii)

card(s) or voting instruction form(s) or Notice of Internet Availability of Proxy Materials for the Joint Special Meetings of Shareholders to be held on November 21, 2018 (the “Notice of Internet Availability of Proxy Materials”) and following the instructions. Alternatively, if you received your proxy card(s) or voting instruction form(s) by mail, you can vote your shares by completing, signing and dating the proxy card(s) or voting instruction form(s) and mailing it (them) in the enclosed postage-paid return envelope.

You may also vote by ballot in person at the Meeting; however, even if you plan to attend the Meeting, we still encourage you to provide voting instructions by one of the methods discussed above. In addition, we ask that you please note the following:

•

If you are a record holder of your Fund’s shares, in order to gain admission to the Meeting you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares through a bank, broker, financial intermediary or other nominee, you will also be required to show satisfactory proof of ownership of shares of your Fund(s), such as your voting instruction form(s) (or a copy thereof) of a letter from your bank, broker, financial intermediary or other nominee or a broker’s statement indicating share ownership as of the Record Date.

•

If you are a registered shareholder, you may vote your shares in person by ballot at the Meeting. If you hold your shares of the Fund(s) in a brokerage account or through a bank, financial intermediary or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your bank, broker, financial intermediary or other nominee and present it at the Meeting.

Q:	Are the Funds paying for the costs of the joint proxy statement?

A:

Each Fund will bear the costs associated with the joint proxy statement, including the preparation, printing, distribution and proxy solicitation costs, and additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, except that BlackRock has agreed to cover a portion or all of such costs for certain Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

BlackRock Advisors, LLC and BlackRock Fund Advisors have retained Computershare Fund Services (“Computershare”), 2950 Express Drive South, Suite 210, Islandia, New York 11749, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies on behalf of the Funds and the Equity-Bond Funds. It is anticipated that Computershare will be paid, in the aggregate, approximately $1,178,000 for such services (including reimbursements of out-of-pocket expenses), of which approximately $267,000 will be payable by the Funds.

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Computershare, the proxy solicitor for the Funds, toll-free at 1-866-200-9096.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

(iv)

Please vote now. Your vote is important.

Please help us avoid adjournments, solicitation phone calls requesting your vote, wasteful expenses and additional mailings by promptly voting your shares. No matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s) or voting instruction form(s), and date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card or voting instruction form(s) but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees to your Board. If your shares of a Fund are held through a bank, broker, financial intermediary or other nominee you must provide voting instructions to your bank, broker, financial intermediary or other nominee holding your shares about how to vote your shares in order for them to vote your shares as you instruct at the Meeting.

(v)

NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 21, 2018

To the Shareholders:

Joint special meetings of the shareholders of the funds advised by BlackRock Advisors, LLC or BlackRock Fund Advisors set forth below (each, a “Fund” or an “Equity-Liquidity Fund”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on Wednesday, November 21, 2018, at 10:30 a.m. (Eastern time) (the “Meeting”), to consider and vote on the proposals set forth below, as more fully described in the accompanying joint proxy statement. Each Fund is categorized in the accompanying joint proxy statement as a “Group A Fund” or a “Group B Fund” for purposes of electing the applicable Board Nominees (defined below) in Proposal 1(a) or Proposal 1(b).

In addition, shareholders of certain Funds (or certain series of Funds) that are organized as a “feeder” in a “master/feeder” structure (each, a “Feeder Fund”) are being asked to provide voting instructions to elect the applicable Board Nominees of the corresponding Fund or series of a Fund in which such Feeder Fund invests (the “Master Fund”). A list of the Funds (and/or series of Funds) that operate as Feeder Funds, shareholders of which are being asked to submit voting instructions on Proposals 2(a) or 2(b), and such Feeder Funds’ corresponding Master Funds, is set forth in Appendix B to the accompanying joint proxy statement.

	Proposal	Shareholders Entitled to Vote
PROPOSAL 1(a)	To elect fifteen Board Nominees to the board of directors/trustees of the Group A Funds (Board II).	Shareholders of Group A Funds listed below, with respect to their Fund

PROPOSAL 1(b)	To elect eleven Board Nominees to the board of directors/trustees of the Group B Funds (Board I).	Shareholders of Group B Funds listed below, with respect to their Fund

PROPOSAL 2(a)	To provide voting instructions to the Group A Feeder Funds to vote for the election of fifteen Board Nominees to the board of directors/trustees of their corresponding Master Fund.	Shareholders of Group A Feeder Funds, with respect to their Group A Feeder Fund

PROPOSAL 2(b)	To provide voting instructions to BlackRock CoreAlpha Bond Fund, a series of BlackRock Funds VI (“BlackRock CoreAlpha Bond Fund”) to vote for the election of eleven Board Nominees to the board of trustees of CoreAlpha Bond Master Portfolio, a series of Master Investment Portfolio II (“CoreAlpha Bond Master Portfolio”).	Shareholders of BlackRock CoreAlpha Bond Fund

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

The purpose of the Meeting is to seek shareholder approval of the Board nominees named in the joint proxy statement (the “Board Nominees” or “Nominees”) to the boards of directors/trustees of the Funds (collectively, the “Boards”). Shareholders of Funds identified in the attached table as Group A Funds will vote on the proposal to elect the fifteen Board II Nominees, and shareholders of Funds identified in the attached table as Group B Funds will vote on the proposal to elect the eleven Board I Nominees. In addition, shareholders of Group A Funds that are Feeder Funds will be asked to provide voting instructions to their Group A Feeder Fund(s) regarding the proposal to elect the Board Nominees of the applicable Master Fund, and shareholders of BlackRock CoreAlpha Bond Fund will be asked to provide voting instructions to BlackRock CoreAlpha Bond Fund regarding the proposal to elect the Board Nominees of CoreAlpha Bond Master Portfolio.

Each current board of directors/trustees of the Funds (each, an “Existing Board”) has reviewed and unanimously approved the fifteen Board II Nominees or the eleven Board I Nominees, as applicable, with respect to each Fund overseen by such Existing Board, subject to approval by the Fund’s shareholders. The Existing Boards have reviewed the qualifications and backgrounds of the respective Board Nominees and believe that the respective Board Nominees possess the requisite experience in overseeing investment companies and that their election is in your best interest.

The Board of your Fund(s) unanimously recommends that you vote, or provide voting instructions, “FOR” the election of each Board Nominee to the Board of your Fund(s).

Shareholders of record of a Fund as of the close of business on September 24, 2018 (the “Record Date”) are entitled to notice of and to vote at the Meeting and at any adjournments, postponements or delays thereof.

If you owned shares in more than one Fund or series of a Fund (each such series, a “Portfolio”) as of the Record Date, and/or if your Fund or Portfolio is organized as a Feeder Fund, you may receive more than one proxy card or voting instruction form. Please be certain to vote by telephone or via the Internet with respect to each Fund, including each Portfolio, in which you are a shareholder of record or sign, date and return each proxy card and voting instruction form you receive in the enclosed postage-paid return envelope.

If you have any questions about the proposals to be voted on, please call Computershare, the firm assisting us in the solicitation and tabulation of proxies, toll-free at 1-866-200-9096.

By Order of the Boards,

Benjamin Archibald

Secretary of the Funds

40 East 52nd Street, New York, New York 10022

October 3, 2018

(ii)

Equity-Liquidity Funds

Holding Joint Special Meetings of Shareholders on November 21, 20181

Group A Funds (Equity, Multi-Asset, Index and Money Market Funds) to Elect Nominees of Board II

BBIF Money Fund*

BBIF Treasury Fund*

BIF Money Fund*

BIF Treasury Fund*

BlackRock Asian Dragon Fund, Inc.

BlackRock Emerging Markets Fund, Inc.

BlackRock Financial Institutions Series Trust

BlackRock Summit Cash Reserves Fund

BlackRock FundsSM

BlackRock Advantage Emerging Markets Fund

BlackRock Advantage International Fund

BlackRock Advantage Large Cap Growth Fund

BlackRock Advantage Small Cap Core Fund

BlackRock Advantage Small Cap Growth Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Equity Strategies Fund

BlackRock Energy & Resources Portfolio

BlackRock Exchange Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock High Equity Income Fund

BlackRock Impact U.S. Equity Fund

BlackRock International Dividend Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Money Market Portfolio

BlackRock Real Estate Securities Fund

BlackRock Short Obligations Fund

BlackRock Tactical Opportunities Fund

BlackRock Technology Opportunities Fund

BlackRock Total Emerging Markets Fund

BlackRock Total Factor Fund

iShares Developed Real Estate Index Fund

iShares Edge MSCI Min Vol EAFE Index Fund

iShares Edge MSCI Min Vol USA Index Fund

iShares Edge MSCI Multifactor Intl Index Fund

iShares Edge MSCI Multifactor USA Index Fund

iShares Edge MSCI USA Momentum Factor Index Fund

iShares Edge MSCI USA Quality Factor Index Fund

iShares Edge MSCI USA Size Factor Index Fund

iShares Edge MSCI USA Value Factor Index Fund

iShares MSCI Asia ex Japan Index Fund

iShares MSCI Developed World Index Fund

iShares Russell Mid-Cap Index Fund

iShares Russell Small/Mid-Cap Index Fund

iShares Short-Term TIPS Bond Index Fund

iShares Total U.S. Stock Market Index Fund

BlackRock Funds III

BlackRock Cash Funds: Institutional*

BlackRock Cash Funds: Treasury*

BlackRock LifePath® Dynamic Retirement Fund*

BlackRock LifePath® Dynamic 2020 Fund*

BlackRock LifePath® Dynamic 2025 Fund *

BlackRock LifePath® Dynamic 2030 Fund *

BlackRock LifePath® Dynamic 2035 Fund *

BlackRock LifePath® Dynamic 2040 Fund *

BlackRock LifePath® Dynamic 2045 Fund *

BlackRock LifePath® Dynamic 2050 Fund *

BlackRock LifePath® Dynamic 2055 Fund *

BlackRock LifePath® Dynamic 2060 Fund *

BlackRock LifePath® Index Retirement Fund *

BlackRock LifePath® Index 2020 Fund *

BlackRock LifePath® Index 2025 Fund *

BlackRock LifePath® Index 2030 Fund *

BlackRock LifePath® Index 2035 Fund *

BlackRock LifePath® Index 2040 Fund *

BlackRock LifePath® Index 2045 Fund *

BlackRock LifePath® Index 2050 Fund *

BlackRock LifePath® Index 2055 Fund *

BlackRock LifePath® Index 2060 Fund *

iShares MSCI Total International Index Fund*

iShares Russell 1000 Large-Cap Index Fund*

iShares S&P 500 Index Fund*

iShares U.S. Aggregate Bond Index Fund*

BlackRock Index Funds, Inc.

iShares MSCI EAFE International Index Fund

iShares Russell 2000 Small-Cap Index Fund*

BlackRock Large Cap Series Funds, Inc.

BlackRock Advantage Large Cap Core Fund*

BlackRock Advantage Large Cap Value Fund*

BlackRock Event Driven Equity Fund

BlackRock Large Cap Focus Growth Fund*

BlackRock Latin America Fund, Inc.

BlackRock Liquidity Funds

(iii)

California Money Fund

Federal Trust Fund

FedFund

MuniCash

MuniFund

New York Money Fund

TempCash

TempFund

T-Fund

Treasury Trust Fund

BlackRock Series, Inc.

BlackRock International Fund

Funds For Institutions Series

BlackRock Premier Government Institutional Fund*

BlackRock Select Treasury Strategies Institutional Fund*

BlackRock Treasury Strategies Institutional Fund*

FFI Government Fund

FFI Treasury Fund

Master Institutional Money Market LLC

Master Premier Government Institutional Portfolio

Master Treasury Strategies Institutional Portfolio

Master Investment Portfolio

Active Stock Master Portfolio

International Tilts Master Portfolio

Large Cap Index Master Portfolio

LifePath® Dynamic Retirement Master Portfolio

LifePath® Dynamic 2020 Master Portfolio

LifePath® Dynamic 2025 Master Portfolio

LifePath® Dynamic 2030 Master Portfolio

LifePath® Dynamic 2035 Master Portfolio

LifePath® Dynamic 2040 Master Portfolio

LifePath® Dynamic 2045 Master Portfolio

LifePath® Dynamic 2050 Master Portfolio

LifePath® Dynamic 2055 Master Portfolio

LifePath® Dynamic 2060 Master Portfolio

LifePath® Index Retirement Master Portfolio

LifePath® Index 2020 Master Portfolio

LifePath® Index 2025 Master Portfolio

LifePath® Index 2030 Master Portfolio

LifePath® Index 2035 Master Portfolio

LifePath® Index 2040 Master Portfolio

LifePath® Index 2045 Master Portfolio

LifePath® Index 2050 Master Portfolio

LifePath® Index 2055 Master Portfolio

LifePath® Index 2060 Master Portfolio

Money Market Master Portfolio

S&P 500 Index Master Portfolio

Total International ex U.S. Index Master Portfolio

Treasury Money Market Master Portfolio

U.S. Total Bond Index Master Portfolio

Master Large Cap Series LLC

Master Advantage Large Cap Core Portfolio

Master Advantage Large Cap Value Portfolio

Master Large Cap Focus Growth Portfolio

Master Money LLC

Master Treasury LLC

Quantitative Master Series LLC

Master Small Cap Index Series

Ready Assets Government Liquidity Fund

Ready Assets U.S.A. Government Money Fund

Ready Assets U.S. Treasury Money Fund

Retirement Series Trust

Retirement Reserves Money Fund

Group B Funds (Non-Index Fixed-Income Funds) to Elect Nominees of Board I

BlackRock Funds IV

BlackRock Alternative Capital Strategies Fund

BlackRock Global Long/Short Credit Fund

BlackRock Impact Bond Fund

BlackRock Funds VI

BlackRock CoreAlpha Bond Fund

Master Investment Portfolio II

CoreAlpha Bond Master Portfolio

[1]

The Funds (Registrants) are listed in bold in these tables. The Portfolios (series of Funds) are indicated in the list by an entry below the Registrant’s name. The shares of all of the Portfolios that are series of the same Fund will be voted together as a single class with respect to the election of the Board Nominees of that Fund.

*	Denotes a “Group A Feeder Fund.”

(iv)

BLACKROCK EQUITY-LIQUIDITY FUNDS

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

JOINT SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 21, 2018

JOINT PROXY STATEMENT

This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the boards of directors or trustees (each, a “Board” or an “Existing Board” and the members of which are referred to as “Board Members” or “Existing Board Members”) of each of the registrants advised by BlackRock (defined below) listed in Appendix A to this Proxy Statement (each, a “Fund” or an “Equity-Liquidity Fund,” which may also be collectively referred to herein as the “Equity-Liquidity Complex”) for the election of directors or trustees. Each Fund is categorized in this Proxy Statement as a “Group A Fund” or a “Group B Fund” for purposes of electing the applicable Board Nominees (as defined below) in Proposal 1(a) or Proposal 1(b). In addition, if you are a shareholder of a Fund or a series of a Fund organized as a “feeder” in a “master/feeder” structure (each, a “Feeder Fund” and collectively, the “Feeder Funds”) where the master fund (each, a “Master Fund” and collectively, the “Master Funds”) is an Equity-Liquidity Fund (or a series of an Equity-Liquidity Fund), you will also be asked to provide voting instructions to your Feeder Fund as to how, as a beneficial owner of the corresponding Master Fund, your Feeder Fund should vote for the election of the Board Members overseeing such Master Fund (a list of Feeder Funds and their corresponding Master Funds is set forth in Appendix B). The proxies will be voted at the joint special meetings of shareholders of the Funds (the “Meeting”) and at any and all adjournments, postponements or delays thereof. The Meeting will take place at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on Wednesday, November 21, 2018, at 10:30 a.m. (Eastern time). The Meeting will be held for the purpose of electing fifteen nominees to the Board of each Group A Fund and eleven nominees to the Board of each Group B Fund (collectively, the “Board Nominees”).

The Board of each Fund has determined that the use of this Proxy Statement for the Meeting is in the best interests of such Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. Shareholders will receive either a copy of this Proxy Statement and the accompanying proxy materials, which are expected to be mailed on or about October 9, 2018, or an Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meetings of Shareholders to be held on November 21, 2018 (the “Notice of Internet Availability of Proxy Materials”), which is expected to be mailed on or about October 10, 2018.

Each Fund is organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a Maryland corporation (each, a “Maryland Corporation”), a Delaware statutory trust (each, a “Delaware Trust”), or a Delaware limited liability company (each, a “Delaware LLC”), and each is an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). A list identifying the form of organization of each Fund is set forth on Appendix A. Certain of the Funds have been structured as series Funds, and the separate series of the Funds are referred to herein as “Portfolios”. References to shareholders of a series Fund include shareholders of all Portfolios of that Fund.

On September 17, 2018, certain newly-formed Portfolios (collectively, the “New Portfolios”) acquired all of the assets, subject to the liabilities, of corresponding funds that were within the Equity-Liquidity Complex (collectively, the “Predecessor Portfolios”) in tax-free reorganizations (collectively, the “Reorganizations”). Each New Portfolio has the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the corresponding Predecessor Portfolio. As a result of the applicable Reorganization, each New Portfolio adopted the performance and financial history of the corresponding Predecessor Portfolio. Accordingly, certain information relating to each New Portfolio included in this Proxy Statement is that of the corresponding Predecessor Portfolio.

Each Fund’s fiscal year end can be found on Appendices F and H.

Shareholders of record of a Fund as of the close of business on September 24, 2018 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments, postponements or delays thereof. Shareholders of the Funds on the Record Date are entitled to the voting rights set forth on Appendix A, with no shares having cumulative voting rights. The quorum and voting requirements for Proposals 1(a) and 1(b), as applicable, for each Fund are also set forth in Appendix A. For each Fund that is organized as a series Fund, a quorum of the shareholders of such Fund as a whole, inclusive of the shareholders of each Portfolio of such Fund, is required in order to take any action at the Meeting with respect to Proposal 1(a) or 1(b) as applicable to that particular Fund.

The number of outstanding shares of each class of each Fund and Portfolio as of the close of business on the Record Date are shown in Appendix C. To the knowledge of each Fund, as of the Record Date, no person was the beneficial owner of more than five percent of a class of the outstanding shares of the Fund or of a Portfolio of the Fund, except as set forth in Appendix J.

The Fund or, if applicable, the Portfolio in which you owned shares on the Record Date is named on the proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. If you owned shares in more than one Fund or Portfolio on the Record Date, or if you owned shares of a Feeder Fund on the Record Date, you may receive more than one proxy card or voting instruction form. Even if you plan to attend the Meeting, please indicate your voting instructions, sign, date and return EACH proxy card and/or voting instruction form you receive or, if you provide voting instructions by telephone or via the Internet, please vote on the proposals affecting EACH Fund and Portfolio you own, and provide voting instructions to your Feeder Fund relating to the election of Board Nominees to the Board of any Master Fund in which your Fund or Portfolio is a Feeder Fund. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s), voting instruction form(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting and any and all adjournments, postponements or delays thereof. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card or voting instruction form is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to one or more proposals at any time before a vote is taken on such proposal(s) by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card or voting instruction form. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker, financial intermediary or other nominee, please consult your bank, broker, financial intermediary or other nominee regarding your ability to revoke voting instructions after such instructions have been provided.

If you are a registered shareholder of a Fund and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your proxy card, voting instruction form (or a copy thereof) or a letter from your bank, broker, financial intermediary or other nominee or broker’s statement indicating ownership as of the Record Date. Also, if you are a beneficial shareholder of a Fund, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your bank, broker, financial intermediary or other nominee and present it at the Meeting. Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and voting instruction form you receive, and returning it in the accompanying postage-paid return envelope.

Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling toll-free at 1-800-441-7762. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Please note that only one annual or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the Delaware address or phone number set forth above.

SUMMARY OF PROPOSALS AND FUNDS VOTING

The following table lists each proposal described in this Proxy Statement and identifies shareholders entitled to vote on each proposal.

	Proposal	Shareholders Entitled to Vote
PROPOSAL 1(a)	To elect fifteen Board Nominees to the board of directors/trustees of the Group A Funds (Board II).	Shareholders of Group A Funds listed below, with respect to their Fund, with shareholders of all Portfolios of a Fund voting together

PROPOSAL 1(b)	To elect eleven Board Nominees to the board of directors/trustees of the Group B Funds (Board I).	Shareholders of Group B Funds listed below, with respect to their Fund, with shareholders of all Portfolios of a Fund voting together

PROPOSAL 2(a)	To provide voting instructions to the Group A Feeder Funds to vote for the election of fifteen Board Nominees to the board of directors/trustees of the corresponding Master Fund.	Shareholders of Group A Feeder Funds, with respect to their Group A Feeder Fund

PROPOSAL 2(b)

To provide voting instructions to BlackRock CoreAlpha Bond Fund, a series of BlackRock Funds VI (“BlackRock CoreAlpha Bond Fund”) to vote for the election of eleven Board Nominees to the board of trustees of CoreAlpha Bond Master Portfolio, a series of Master Investment Portfolio II (“CoreAlpha Bond Master Portfolio”).

Shareholders of BlackRock CoreAlpha Bond Fund

Group A Funds (Equity, Multi-Asset, Index and Money Market Funds) to Elect Nominees of Board II1, 2

BBIF Money Fund*

BBIF Treasury Fund*

BIF Money Fund*

BIF Treasury Fund*

BlackRock Asian Dragon Fund, Inc.

BlackRock Emerging Markets Fund, Inc.

BlackRock Financial Institutions Series Trust

BlackRock Summit Cash Reserves Fund

BlackRock FundsSM

BlackRock Advantage Emerging Markets Fund

BlackRock Advantage International Fund

BlackRock Advantage Large Cap Growth Fund

BlackRock Advantage Small Cap Core Fund

BlackRock Advantage Small Cap Growth Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Equity Strategies Fund

BlackRock Energy & Resources Portfolio

BlackRock Exchange Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock High Equity Income Fund

BlackRock Impact U.S. Equity Fund

BlackRock International Dividend Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Money Market Portfolio

BlackRock Real Estate Securities Fund

BlackRock Short Obligations Fund

BlackRock Tactical Opportunities Fund

BlackRock Technology Opportunities Fund

BlackRock Total Emerging Markets Fund

BlackRock Total Factor Fund

iShares Developed Real Estate Index Fund

iShares Edge MSCI Min Vol EAFE Index Fund

iShares Edge MSCI Min Vol USA Index Fund

iShares Edge MSCI Multifactor Intl Index Fund

iShares Edge MSCI Multifactor USA Index Fund

iShares Edge MSCI USA Momentum Factor Index Fund

iShares Edge MSCI USA Quality Factor Index Fund

iShares Edge MSCI USA Size Factor Index Fund

iShares Edge MSCI USA Value Factor Index Fund

iShares MSCI Asia ex Japan Index Fund

iShares MSCI Developed World Index Fund

iShares Russell Mid-Cap Index Fund

iShares Russell Small/Mid-Cap Index Fund

iShares Short-Term TIPS Bond Index Fund

iShares Total U.S. Stock Market Index Fund

BlackRock Funds III

BlackRock Cash Funds: Institutional*

BlackRock Cash Funds: Treasury*

BlackRock LifePath® Dynamic Retirement Fund*

BlackRock LifePath® Dynamic 2020 Fund*

BlackRock LifePath® Dynamic 2025 Fund *

BlackRock LifePath® Dynamic 2030 Fund *

BlackRock LifePath® Dynamic 2035 Fund *

BlackRock LifePath® Dynamic 2040 Fund *

BlackRock LifePath® Dynamic 2045 Fund *

BlackRock LifePath® Dynamic 2050 Fund *

BlackRock LifePath® Dynamic 2055 Fund *

BlackRock LifePath® Dynamic 2060 Fund *

BlackRock LifePath® Index Retirement Fund *

BlackRock LifePath® Index 2020 Fund*

BlackRock LifePath® Index 2025 Fund *

BlackRock LifePath® Index 2030 Fund *

BlackRock LifePath® Index 2035 Fund *

BlackRock LifePath® Index 2040 Fund *

BlackRock LifePath® Index 2045 Fund *

BlackRock LifePath® Index 2050 Fund *

BlackRock LifePath® Index 2055 Fund *

BlackRock LifePath® Index 2060 Fund *

iShares MSCI Total International Index Fund*

iShares Russell 1000 Large-Cap Index Fund*

iShares S&P 500 Index Fund*

iShares U.S. Aggregate Bond Index Fund*

BlackRock Index Funds, Inc.

iShares MSCI EAFE International Index Fund

iShares Russell 2000 Small-Cap Index Fund*

BlackRock Large Cap Series Funds, Inc.

BlackRock Advantage Large Cap Core Fund*

BlackRock Advantage Large Cap Value Fund*

BlackRock Event Driven Equity Fund

BlackRock Large Cap Focus Growth Fund*

BlackRock Latin America Fund, Inc.

BlackRock Liquidity Funds

California Money Fund

Federal Trust Fund

FedFund

MuniCash

MuniFund

New York Money Fund

TempCash

TempFund

T-Fund

Treasury Trust Fund

BlackRock Series, Inc.

BlackRock International Fund

Funds For Institutions Series

BlackRock Premier Government Institutional Fund*

BlackRock Select Treasury Strategies Institutional Fund*

BlackRock Treasury Strategies Institutional Fund*

FFI Government Fund

FFI Treasury Fund

Master Institutional Money Market LLC

Master Premier Government Institutional Portfolio

Master Treasury Strategies Institutional Portfolio

Master Investment Portfolio

Active Stock Master Portfolio

International Tilts Master Portfolio

Large Cap Index Master Portfolio

LifePath® Dynamic Retirement Master Portfolio

LifePath® Dynamic 2020 Master Portfolio

LifePath® Dynamic 2025 Master Portfolio

LifePath® Dynamic 2030 Master Portfolio

LifePath® Dynamic 2035 Master Portfolio

LifePath® Dynamic 2040 Master Portfolio

LifePath® Dynamic 2045 Master Portfolio

LifePath® Dynamic 2050 Master Portfolio

LifePath® Dynamic 2055 Master Portfolio

LifePath® Dynamic 2060 Master Portfolio

LifePath® Index Retirement Master Portfolio

LifePath® Index 2020 Master Portfolio

LifePath® Index 2025 Master Portfolio

LifePath® Index 2030 Master Portfolio

LifePath® Index 2035 Master Portfolio

LifePath® Index 2040 Master Portfolio

LifePath® Index 2045 Master Portfolio

LifePath® Index 2050 Master Portfolio

LifePath® Index 2055 Master Portfolio

LifePath® Index 2060 Master Portfolio

Money Market Master Portfolio

S&P 500 Index Master Portfolio

Total International ex U.S. Index Master Portfolio

Treasury Money Market Master Portfolio

U.S. Total Bond Index Master Portfolio

Master Large Cap Series LLC

Master Advantage Large Cap Core Portfolio

Master Advantage Large Cap Value Portfolio

Master Large Cap Focus Growth Portfolio

Master Money LLC

Master Treasury LLC

Quantitative Master Series LLC

Master Small Cap Index Series

Ready Assets Government Liquidity Fund

Ready Assets U.S.A. Government Money Fund

Ready Assets U.S. Treasury Money Fund

Retirement Series Trust

Retirement Reserves Money Fund

Group B Funds (Non-Index Fixed-Income Funds) to Elect Nominees of Board I 1, 2

BlackRock Funds IV

BlackRock Alternative Capital Strategies Fund

BlackRock Global Long/Short Credit Fund

BlackRock Impact Bond Fund

BlackRock Funds VI

BlackRock CoreAlpha Bond Fund

Master Investment Portfolio II

CoreAlpha Bond Master Portfolio

[1]

The Funds (Registrants) are listed in bold in these tables. The Portfolios (series of Funds) are indicated in the list by an entry below the Registrant’s name. The shares of all of the Portfolios that are series of the same Fund will be voted together as a single class with respect to the election of the Board Nominees of that Fund.

[2]

The principal executive office of each Fund is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, except the principal executive offices of BlackRock Funds III and Master Investment Portfolio are located at 400 Howard Street, San Francisco, California 94105 and the principal executive offices of Funds for Institutions Series and Master Institutional Money Market LLC are located at 60 State Street, Boston, Massachusetts 02109.

*	Denotes a “Group A Feeder Fund.”

PLEASE VOTE NOW. YOUR VOTE IS IMPORTANT.

Please help us avoid adjournments, solicitation phone calls requesting your vote, wasteful expenses and additional mailings by promptly voting your shares. No matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s) or voting instruction form(s), date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card or voting instruction form but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of a Fund are held through a bank, broker, financial intermediary or other nominee you must provide voting instructions to your bank, broker, financial intermediary or other nominee holding your shares about how to vote your shares in order for them to vote your shares as you instruct at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meetings of Shareholders to Be Held on November 21, 2018. The Notice of Joint Special Meetings of Shareholders, the Proxy Statement and the forms of proxy card and voting instruction form are available on the Internet at https://www.proxy-direct.com/blk-30180. On this website, you will be able to access the Notice of Joint Special Meetings of Shareholders, the Proxy Statement, the forms of proxy card and voting instruction form and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

If you have any questions, would like to vote your shares, or wish to obtain directions so that you can attend the Meeting, please call Computershare Fund Services (“Computershare”), the proxy solicitor for the Funds, toll-free at 1-866-200-9096.

PROPOSALS 1(a), 1(b), 2(a) AND 2(b)—ELECTION OF BOARD NOMINEES

The purpose of Proposal 1(a) is to elect fifteen Board Nominees to the Board of each Group A Fund (Board II).

The purpose of Proposal 1(b) is to elect eleven Board Nominees to the Board of each Group B Fund (Board I).

The purpose of Proposal 2(a) is to provide voting instructions to each Group A Feeder Fund with respect to how the Group A Feeder Fund, as a beneficial owner of the applicable Master Fund, should vote in connection with the election of fifteen Board Nominees to the Board of the applicable Master Fund.

The purpose of Proposal 2(b) is to provide voting instructions to BlackRock CoreAlpha Bond Fund with respect to how BlackRock CoreAlpha Bond Fund, as beneficial owner of CoreAlpha Bond Master Portfolio, should vote in connection with the election of eleven Board Nominees to the Board of CoreAlpha Bond Master Portfolio.

A list of the Group A Funds and Group B Funds appears on pages 4-6 of this Proxy Statement.

The election of the Board Nominees is being proposed as part of a larger initiative to realign and consolidate the Boards overseeing the mutual funds and closed-end funds advised by BlackRock Advisors, LLC or BlackRock Fund Advisors and/or their affiliates (collectively, the “BlackRock-advised Funds”). That initiative is described in more detail below. If elected by shareholders of the Funds at the Meeting, the Board Nominees would take office effective on January 1, 2019 or such later date as will be communicated to shareholders if the Meeting is adjourned, postponed or delayed.

Explanation of Board Realignment and Consolidation

Currently, the BlackRock-advised Funds are divided into three different complexes – the Equity-Liquidity Complex, the Equity-Bond Complex and the Closed-End Complex (each, a “Fund Complex” and collectively, the “BlackRock Fund complex”) – and the same individuals comprise the boards of directors/trustees of the BlackRock-advised Funds within a Fund Complex. It is proposed that the three current boards of directors/trustees and the Fund Complexes they oversee be realigned and consolidated into two boards of directors/trustees and two Fund Complexes. Subject to shareholder approval, one board of directors/trustees (referred to in this Proxy Statement as “Board I”) would focus on the oversight of the BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds within the BlackRock Fund complex, including fixed-income mutual funds that are designed for sale through insurance company separate accounts (collectively, the “Insurance Funds”). Subject to shareholder approval, the second board of directors/trustees (referred to in this Proxy Statement as “Board II”) would focus on the oversight of the BlackRock-advised equity, multi-asset, index and money market funds within the BlackRock Fund complex, including equity, multi-asset, index and money market Insurance Funds. Shareholders of the funds in the Equity-Bond Complex, including the Insurance Funds in the Equity-Bond Complex (collectively, the “Equity-Bond Funds”) are being asked to approve the Board Nominees to Board I and Board II, as applicable, in separate proxy statements.

Board I is expected to be comprised of all of the current directors/trustees who currently serve on the boards of directors/trustees of the BlackRock-advised Funds in the Closed-End Complex (collectively, the “Closed-End Funds”), plus an additional director/trustee who currently serves on the boards of directors/trustees of the Equity-Bond Funds (collectively, the “Equity-Bond Board”). Board II is expected to be comprised of directors/trustees who currently serve on the boards of directors/trustees of the Equity-Liquidity Funds (collectively, the “Equity-Liquidity Board”) and directors/trustees who currently serve on the Equity-Bond Board, other than (i) the members of the Equity-Liquidity Board and the Equity-Bond Board who are scheduled to retire at the end of 2018, (ii) the current member of the Equity-Bond Board who has been nominated to serve on Board I and (iii) two current members of the Equity-Liquidity Board who are expected to serve as consultants to the Independent Board Members (as defined below) of each Group A Fund following the realignment and consolidation. As discussed below, this realignment and consolidation is expected to enable each of Board I and Board II to focus attention on issues of particular relevance to the types of funds that they oversee and to streamline and enhance the effectiveness of board oversight of the applicable Fund Complex.

Reasons for Board Realignment and Consolidation

At meetings held in July 2018, the Equity-Liquidity Board and the Equity-Bond Board each determined that the board realignment and consolidation could provide benefits to shareholders of the Equity-Liquidity Funds and the Equity-Bond Funds, respectively. Each Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that they are experienced in overseeing investment companies and are familiar with the BlackRock Fund complex and BlackRock. In addition, Board Members have had the opportunity to meet with their counterparts on other boards of directors/trustees in the BlackRock Fund complex. In particular, the Board Members considered:

1)

that each Fund would benefit from the realignment to Board I or Board II, as applicable, each of which would oversee the business and operations of a number of Funds that have similar investment strategies, which may provide the members of Board I or Board II, as applicable, with the potential to obtain enhanced insights into the Funds’ investment strategies, operations and their associated risks;

2)

that while each member of Board II would oversee more of the open-end BlackRock-advised Funds than before, the number of investment strategies used by the Group A Funds will not be significantly different and the division of investment strategies between Board I and Board II upon consolidation is appropriate;

3)

the potential strength of the bargaining position of each of Board I and Board II upon realignment and consolidation with respect to interfacing with management and other service providers of the BlackRock-advised Funds they oversee;

4)

that the Board I Nominees and the Board II Nominees have significant professional experience and skills, as well as experience overseeing funds that use similar kinds of investment strategies as used by the Group B Funds and Group A Funds, respectively;

5)	that the Board Nominees have experience overseeing the nature and quality of investment advisory and other services that BlackRock provides to investment companies;

6)

that the time spent by portfolio managers and other members of management keeping multiple boards of directors/trustees up to date would be reduced by board consolidation and realignment, resulting in greater efficiencies and potentially enhancing communication; and

7)

the costs that are associated with the board realignment and consolidation, including the costs related to the proxy and the election of the Board Nominees and costs associated with reorganizations of a number of existing BlackRock-advised Funds into certain newly organized Group B Funds as an initial step toward board realignment and consolidation, and the arrangement between BlackRock and certain Funds to share the costs associated with the board realignment and consolidation, and the potential for future cost savings for Fund shareholders due to the board realignment and consolidation generally.

The Equity-Liquidity Board has concluded that the Board Nominees to Board II have the requisite capacity and expertise to oversee all of the Group A Funds and recommends that shareholders of Group A Funds vote for Proposal 1(a) and, if applicable, provide voting instructions for Proposal 2(a), and has concluded that the Board Nominees to Board I have the requisite capacity and expertise to oversee all of the Group B Funds and recommends that shareholders of Group B Funds vote for Proposal 1(b) and, if applicable, provide voting instructions for Proposal 2(b).

The Proposals described in this Proxy Statement were considered and approved by the Existing Board Members who were present at the July Meetings. You are being asked to elect the Board Nominees to serve as the Board of your Fund(s). Each Board I Nominee has consented to serve on the Boards of the Group B Funds if elected by shareholders. Each Board II Nominee has consented to serve on the Boards of the Group A Funds if elected by shareholders. If, however, before the election, a Nominee is unable to serve or for good cause will not serve, proxies may be voted for a replacement Board Nominee, if any, designated by the current Board Members of your Fund.

The nominations of the Board Nominees have been approved by the Existing Board Members. Information about the Board Nominees for your Fund’s Board is set forth below.

Nominees for Each Fund Board

The Board of each Equity-Liquidity Fund currently consists of 13 Board Members, 11 of whom are not “interested persons” (as defined in the Investment Company Act) (the “Independent Board Members”) of the Funds. One current Board Member, Rodney D. Johnson, is scheduled to retire from the Board of each Fund as of December 31, 2018, and therefore is not standing for re-election. Two current Board Members, Robert C. Robb, Jr. and Frederick W. Winter, are also not seeking re-election and are expected to serve as consultants to the Independent Board Members of each Group A Fund through the end of the calendar year in which they turn 75 years old.

The Board recommends, with respect to each of the Group A Funds, a vote “FOR” the election of each of Bruce R. Bond, Susan J. Carter, Collette Chilton, Neil A. Cotty, Robert Fairbairn, Lena G. Goldberg, Robert M. Hernandez, Henry R. Keizer, Cynthia A. Montgomery, Donald C. Opatrny, John M. Perlowski, Joseph P. Platt, Mark Stalnecker, Kenneth L. Urish and Claire A. Walton (the “Board II Nominees”).

The Board recommends, with respect to each of the Group B Funds, a vote “FOR” the election of each of Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, Robert Fairbairn, Henry Gabbay, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch, John M. Perlowski and Karen P. Robards (the “Board I Nominees”). Each Board I Nominee other than Henry Gabbay currently serves as a director/trustee of the Closed-End Funds. Each director/trustee of the Closed-End Funds is elected each year (or every three years, in the case of Closed-End Funds with three classes of directors/trustees) by the shareholders of the Closed-End Funds. Henry Gabbay currently serves as an Independent Board Member of each Equity-Bond Fund. Henry Gabbay served as a director/trustee of the Closed-End Funds from 2007 through 2014.

Susan J. Carter, Collette Chilton, Neil A. Cotty, Robert Fairbairn, Cynthia A. Montgomery, John M. Perlowski, Joseph P. Platt, Mark Stalnecker, Kenneth L. Urish and Claire A. Walton currently serve as Board Members of the Funds, and each of the foregoing except Robert Fairbairn was previously elected by shareholders of the Funds.

All of the Board Nominees, other than John M. Perlowski and Robert Fairbairn, are not “interested persons” of the Funds (the “Independent Board Nominees”). Robert Fairbairn and John M. Perlowski each currently serves as a Board Member of each Fund, as well as a director/trustee of the Closed-End Funds and the Equity-Bond Funds, and is considered an “interested person” of the Funds because of his affiliation with BlackRock, Inc. and its affiliates. Each Board Nominee elected at the Meeting will serve until his or her successor is elected or until his or her earlier death, resignation, retirement or removal.

The Board Nominees were unanimously recommended by the Independent Board Members of each Fund.

To vote for the Board Nominees, please vote by telephone or via the Internet, as described in the proxy card or voting instruction form, or date and sign the enclosed proxy card(s) and/or voting instruction form(s) and return the proxy card(s) and/or voting instruction form(s) promptly in the enclosed postage-paid envelope. If you owned shares in more than one Fund or Portfolio thereof as of the Record Date, and/or if your Fund or Portfolio thereof is a Feeder Fund, you may receive more than one proxy card or voting instruction form. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

Board Members’/Board Nominees’ Biographical Information. Please refer to the below tables, which identify the Board Members and Board Nominees, set forth certain biographical information about the Board Members and Board Nominees and discuss some of the experiences, qualifications and skills of the Board Nominees, for all of the Funds. Each Board Nominee was nominated by the Governance and Nominating Committee (the “Governance Committee”) of the Existing Board of each respective Fund.

Subject to the Funds’ shareholders electing the applicable Board Nominees, it is anticipated that following the Board realignment and consolidation, Mark Stalnecker, the current Chair Elect of the boards of directors/trustees of the Equity-Liquidity Funds, will serve as the Chair of the Boards of the Group A Funds. The boards of directors/trustees of the Closed-End Funds plan to adopt a board leadership transition that will go into effect in 2019. It is anticipated that in connection with such transition, Richard E. Cavanagh and Karen P. Robards, the current Chair and Vice Chair, respectively, of the boards of directors/trustees of the Closed-End Funds, will serve as Co-Chairs of the Boards of the Group B Funds.

The Governance Committee of the Board of each Fund has adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards of the Funds believe that each Independent Board Member of the Funds satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards also believe that each Independent Board Nominee that is not a current Board Member satisfies the standards contemplated by the Statement of Policy. The Boards believe that, collectively, the Independent Board Members/Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Independent Board Members/Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment advisers, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members.

Each Board believes that each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Funds or director/trustee of other BlackRock-advised Funds (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

Board II Nominees (Group A Funds)

Certain biographical and other information relating to the Board II Nominees is set forth below.

Name and Year of Birth[1,2]	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
			Overseen	To be Overseen[4]
Independent Board Nominees

Mark Stalnecker 1951	Chair Elect of the Board (Since 2018)[5] and Board Member (Since 2015) Nominee	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	None

Bruce R. Bond 1946	Nominee	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	32 RICs consisting of 95 Portfolios	44 RICs consisting of 195 Portfolios	None

Susan J. Carter 1956	Board Member (Since 2016) Nominee	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	None

Name and Year of Birth[1,2]	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
			Overseen	To be Overseen[4]
Collette Chilton 1958	Board Member (Since 2015) Nominee	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	None

Neil A. Cotty 1954	Board Member (Since 2016) Nominee	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	None

Lena G. Goldberg 1949	Nominee	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President-Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	32 RICs consisting of 95 Portfolios	44 RICs consisting of 195 Portfolios	None

Robert M. Hernandez 1944	Nominee	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	32 RICs consisting of 95 Portfolios	44 RICs consisting of 195 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

Name and Year of Birth[1,2]	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
			Overseen	To be Overseen[4]
Henry R. Keizer 1956	Nominee	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	32 RICs consisting of 95 Portfolios	44 RICs consisting of 195 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging); Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance)

Cynthia A. Montgomery 1952	Board Member (Since 2007) Nominee	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Donald C. Opatrny 1952	Nominee	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	32 RICs consisting of 95 Portfolios	44 RICs consisting of 195 Portfolios	None

Name and Year of Birth[1,2]	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
			Overseen	To be Overseen[4]
Joseph P. Platt 1947	Board Member (Since 2007) Nominee	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Board Member (Since 2007) Nominee	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	None

Claire A. Walton 1957	Board Member (Since 2016) Nominee	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 141 Portfolios	44 RICs consisting of 195 Portfolios	None
Interested Board Nominees[6]

Robert Fairbairn[7] 1965	Board Member (Since 2018) Nominee	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 309 Portfolios	133 RICs consisting of 309 Portfolios	None

Name and Year of Birth[1,2]	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
			Overseen	To be Overseen[4]
John M. Perlowski 1964	Board Member (Since 2015) President and Chief Executive Officer (Since 2010) Nominee	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 309 Portfolios	133 RICs consisting of 309 Portfolios	None

[1]	The address of each Board II Nominee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
[2]

Independent Board Members serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate.

[3]

Date shown is the earliest date since which a Board II Nominee has served for a Fund covered by this Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Board Nominees as joining the Boards in 2007, those Independent Board Nominees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; and Kenneth L. Urish, 1999. In addition, certain Independent Board Nominees who are currently directors/trustees of the Equity-Bond Funds first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Bruce R. Bond, 2005 and Robert M. Hernandez, 1996. The other Independent Board Nominees who are currently directors/trustees of the Equity-Bond Funds became members of the boards of directors/trustees of the Equity-Bond Funds as follows: Lena G. Goldberg, 2016; Henry R. Keizer, 2016; and Donald C. Opatrny, 2015.

[4]

Reflects the number of RICs and Portfolios expected to be overseen by each Board II Nominee effective January 1, 2019 following the Board realignment and consolidation, subject to shareholder election of the Board II Nominee.

[5]

Mr. Stalnecker was approved as Chair Elect of the boards of directors/trustees of the Equity-Liquidity Funds effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Boards of the Group A Funds, following the retirement of Mr. Rodney D. Johnson, the current chair of the boards of directors/trustees of the Equity-Liquidity Funds, on December 31, 2018.

[6]

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the Equity-Bond Funds and Closed-End Funds.

[7]

Mr. Fairbairn also serves as a Member of the Board of Managers of BlackRock Investments, LLC, the principal underwriter or placement agent, as applicable, for the Equity-Liquidity Funds and the Equity-Bond Funds.

The table below discusses some of the experiences, qualifications and skills of each of the Board II Nominees that support the conclusion that they should serve (or continue to serve) on the Boards of the Group A Funds.

Board II Nominees	Experience, Qualifications and Skills
Independent Board Nominees

Bruce R. Bond

Bruce R. Bond has served for approximately 20 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-BlackRock funds and the State Street Research Mutual Funds. He also has executive management and business experience, having served as president and chief executive officer of several communications networking companies. Mr. Bond also has corporate governance experience from his service as a director of a computer equipment company.

Susan J. Carter

Susan J. Carter has over 35 years of experience in investment management. She has served as President & Chief Executive Officer of Commonfund Capital, Inc. (“CCI”), a registered investment adviser focused on non-profit investors, from 1997 to 2013, Chief Executive Officer of CCI from 2013 to 2014 and Senior Advisor to CCI in 2015. Ms. Carter also served as trustee to the Pacific Pension Institute from 2014 to 2018. She currently serves as trustee to the Financial Accounting Foundation, Advisory Board Member for the Center for Private Equity and Entrepreneurship at Tuck School of Business, Board Member for Girls Who Invest, Advisory Board Member for Bridges Fund Management and Practitioner Advisory Board Member for Private Capital Research Institute (“PCRI”). These positions have provided her with insight and perspective on the markets and the economy.

Collette Chilton

Collette Chilton has over 20 years of experience in investment management. She has held the position of Chief Investment Officer of Williams College since October 2006. Prior to that she was President and Chief Investment Officer of Lucent Asset Management Corporation, where she oversaw approximately $40 billion in pension and retirement savings assets for the company. These positions have provided her with insight and perspective on the markets and the economy.

Neil A. Cotty

Neil A. Cotty has more than 30 years of experience in the financial services industry, including 19 years at Bank of America Corporation and its affiliates, where he served, at different times, as the Chief Financial Officer of various businesses including Investment Banking, Global Markets, Wealth Management and Consumer and also served ten years as the Chief Accounting Officer for Bank of America Corporation.

Board II Nominees	Experience, Qualifications and Skills
Lena G. Goldberg

Lena G. Goldberg has more than 20 years of business and oversight experience, most recently through her service as a senior lecturer at Harvard Business School. Prior thereto, she held legal and management positions at FMR LLC/Fidelity Investments as well as positions on the boards of various Fidelity subsidiaries over a 12-year period. She has additional corporate governance experience as a member of board and advisory committees for privately held corporations and non-profit organizations. Ms. Goldberg also has more than 17 years of legal experience as an attorney in private practice, including as a partner in a law firm.

Robert M. Hernandez

Robert M. Hernandez has served for approximately 23 years on the board of registered investment companies, having served as Chair of the Board of the Equity-Bond Complex and as Vice Chairman and Chairman of the Audit and Nominating/Governance Committees of its predecessor funds, including certain legacy-BlackRock funds. Mr. Hernandez has business and executive experience through his service as group president, chief financial officer, Chairman and vice chairman, among other positions, of publicly-held energy, steel, and metal companies. He has served as a director of other public companies in various industries throughout his career. He also has broad corporate governance experience, having served as a board member of publicly-held energy, insurance, chemicals, metals and electronics companies.

Henry R. Keizer

Henry R. Keizer brings over 40 years of executive, financial, operational, strategic and global expertise gained through his 35 year career at KPMG, a global professional services organization and by his service as a director to both publicly and privately held organizations. He has extensive experience with issues facing complex, global companies and expertise in financial reporting, accounting, auditing, risk management, and regulatory affairs for such companies. Mr. Keizer’s experience also includes service as an audit committee chair to both publicly and privately held organizations across numerous industries including professional services, property and casualty reinsurance, insurance, diversified financial services, banking, direct to consumer, business to business and technology. Mr. Keizer is a certified public accountant and also served on the board of the American Institute of Certified Public Accountants.

Cynthia A. Montgomery

Cynthia A. Montgomery has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. The Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.

Board II Nominees	Experience, Qualifications and Skills
Donald C. Opatrny

Donald C. Opatrny has more than 39 years of business, oversight and executive experience, including through his service as president, director and investment committee chair for academic and not-for-profit organizations, and his experience as a partner, managing director and advisory director at Goldman Sachs for 32 years. He also has investment management experience as a board member of Athena Capital Advisors LLC.

Joseph P. Platt

Joseph P. Platt has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Platt currently serves as general partner at Thorn Partners, LP, a private investment company. Prior to his joining Thorn Partners, LP, he was an owner, director and executive vice president with Johnson and Higgins, an insurance broker and employee benefits consultant. He has over 25 years of experience in the areas of insurance, compensation and benefits. Mr. Platt also serves on the boards of public, private and non-profit companies.

Mark Stalnecker

Mark Stalnecker has gained a wealth of experience in investing and asset management from his over 13 years of service as the Chief Investment Officer of the University of Delaware as well as from his various positions with First Union Corporation, including Senior Vice President and State Investment Director of First Investment Advisors. The Board benefits from his experience and perspective as the Chief Investment Officer of a university endowment and from the oversight experience he gained from service on various private and non-profit boards.

Kenneth L. Urish

Kenneth L. Urish has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm.

Claire A. Walton

Claire A. Walton has over 25 years of experience in investment management. She has served as the Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015, an investment manager that specialized in long/short non-U.S. equity investments, and has been an owner and General Partner of Neon Liberty Capital Management, LLC since 2003, a firm focusing on long/short equities in global emerging and frontier markets. These positions have provided her with insight and perspective on the markets and the economy.

Board II Nominees	Experience, Qualifications and Skills
Interested Board Nominees

Robert Fairbairn

Robert Fairbairn has more than 20 years of experience with BlackRock, Inc. and over 28 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Senior Managing Director of BlackRock, Inc. with oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group, Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group and Chairman of BlackRock’s international businesses. Mr. Fairbairn also serves as a board member for the Equity-Bond Funds and the Closed-End Funds.

John M. Perlowski

John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the BlackRock-advised Funds provides him with a strong understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Boards with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the Equity-Bond Funds and the Closed-End Funds.

Board I Nominees (Group B Funds)

Certain biographical and other information relating to the Board I Nominees is set forth below.

Name and Year of Birth[1,2]	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
			Currently Overseen	To Be Overseen[4]
Independent Board Nominees

Richard E. Cavanagh 1946	Nominee	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	None

Karen P. Robards 1950	Nominee	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Nominee	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	None

Name and Year of Birth[1,2]	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
			Currently Overseen	To Be Overseen[4]
Cynthia L. Egan 1955	Nominee	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi 1948	Nominee	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	None

Henry Gabbay 1947	Nominee	Board Member, Equity-Bond Board since 2007; Board Member, Equity-Liquidity and Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	32 RICs consisting of 95 Portfolios	89 RICs consisting of 114 Portfolios	None

R. Glenn Hubbard 1958	Nominee	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

Name and Year of Birth[1,2]	Current Position(s) Held with Funds (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)		Public Company and Other Investment Company Directorships Held During Past Five Years
			Currently Overseen	To Be Overseen[4]
W. Carl Kester 1951	Nominee	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	None

Catherine A. Lynch 1961	Nominee	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	73 RICs consisting of 73 Portfolios	89 RICs consisting of 114 Portfolios	None

Interested Board Nominees[5]

Robert Fairbairn[6] 1965	Board Member (Since 2018) Nominee	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 309 Portfolios	133 RICs consisting of 309 Portfolios	None

John M. Perlowski 1964	Board Member (Since 2015) President and Chief Executive Officer (Since 2010) Nominee	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 309 Portfolios	133 RICs consisting of 309 Portfolios	None

[1]	The address of each Board I Nominee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
[2]

Each Independent Board Member would hold office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by each Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Board I Nominees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by each Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. Each Board may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate.

[3]

Date shown is the earliest date since which a Board I Nominee has served for a Fund covered by this Proxy Statement. Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three fund boards in 2007. Certain Independent Board Nominees are not Board Members of the Funds; however, those Board Nominees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. The other Independent Board Nominees who are currently directors/trustees of the Closed-End Funds became members of the boards of directors/trustees of the Closed-End Funds as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

[4]

Reflects the number of RICs and Portfolios expected to be overseen by each Board I Nominee effective January 1, 2019 following the Board realignment and consolidation, subject to shareholder election of the Board I Nominee.

[5]

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the Investment Company Act, of each Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also directors/trustees of the Closed-End Funds and the Equity-Bond Funds.

[6]

Mr. Fairbairn also serves as a Member of the Board of Managers of BlackRock Investments, LLC, the principal underwriter or placement agent, as applicable, for the Equity-Liquidity Funds and the Equity-Bond Funds.

The table below discusses some of the experiences, qualifications and skills of each of the Board I Nominees that support the conclusion that they should serve (or continue to serve) on the Boards of the Group B Funds.

Board I Nominees	Experience, Qualifications and Skills
Independent Board Nominees

Richard E. Cavanagh

Richard E. Cavanagh is expected to bring to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service as a director/trustee/chair of the Closed-End Funds also provides him with a specific understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds. Mr. Cavanagh is also an experienced board leader, having served as the lead independent director of a NYSE public company (Arch Chemicals) and as the Board Chairman of the Educational Testing Service and the Volunteers of America.

Karen P. Robards

The Boards are expected to benefit from Karen P. Robards’s many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’s prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds’ investment decisions and investment valuation processes. Additionally, Ms. Robards’s experience as a director of publicly held and private companies allows her to provide the Boards with insight into the management and governance practices of other companies. Ms. Robards’s long-standing service on the boards of directors/trustees of

Board I Nominees	Experience, Qualifications and Skills
the Closed-End Funds also provides her with a specific understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds.

Michael J. Castellano

The Boards are expected to benefit from Michael J. Castellano’s career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano currently serves as a director for CircleBlack Inc.

Cynthia L. Egan

Cynthia L. Egan is expected to bring to the Boards a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and of The Hanover Group, a public property casualty insurance company.

Frank J. Fabozzi

Frank J. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT, and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry.

Henry Gabbay

Henry Gabbay’s many years of experience in finance provide the Boards with a wealth of practical business knowledge and leadership. In particular, Mr. Gabbay’s experience as a Consultant for and Managing

Board I Nominees	Experience, Qualifications and Skills

Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Funds with greater insight into the analysis and evaluation of both its existing investment portfolios and potential future investments as well as enhanced oversight of their investment decisions and investment valuation processes. In addition, Mr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain Closed-End Funds, as well as his former positions on the Equity-Liquidity and Closed-End Fund Boards and his current position as an Independent Board Member of each of the Equity-Bond Funds, provide the Board with direct knowledge of the operations of the BlackRock-advised Funds and their investment adviser. Mr. Gabbay’s previous service on and long-standing relationship with the Boards also provide him with a specific understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds.

R. Glenn Hubbard

R. Glenn Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies.

W. Carl Kester

The Boards are expected to benefit from W. Carl Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Boards a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide.

Catherine A. Lynch

Catherine A. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Boards by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch also holds the designation of Chartered Financial Analyst.

Interested Board Nominees

Robert Fairbairn

Robert Fairbairn has more than 20 years of experience with BlackRock, Inc. and over 28 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Senior Managing Director of BlackRock, Inc. with oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group, Member of

Board I Nominees	Experience, Qualifications and Skills

BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group and Chairman of BlackRock’s international businesses. Mr. Fairbairn also serves as a board member for the Equity-Bond Funds and the Closed-End Funds.

John M. Perlowski

John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the BlackRock-advised Funds provides him with a strong understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Boards with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the Equity-Bond Funds and the Closed-End Funds.

Existing Board Members Not Seeking Re-Election

Certain biographical and other information relating to the Existing Board Members who are not seeking re-election as a result of their retirement or transition to consultant is set forth below. The terms of the Existing Board Members listed below will end on December 31, 2018.

Name and Year of Birth[1,2]	Current Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Currently Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Existing Board Members

Rodney D. Johnson 1941	Chair of the Existing Board and Board Member (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	28 RICs consisting of 141 Portfolios	None

Robert C. Robb, Jr.[4] 1945	Board Member (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	28 RICs consisting of 141 Portfolios	None

Frederick W. Winter[4] 1945	Board Member (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	28 RICs consisting of 141 Portfolios	None

[1]	The address of each Existing Board Member is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
[2]

Independent Board Members serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

[3]

Date shown is the earliest date since which an Existing Board Member has served for a Fund covered by this Proxy Statement. Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Existing Board Members as joining the Boards in 2007, those Existing Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Robert C. Robb, Jr., 1999 and Frederick W. Winter, 1999.

[4]

Messrs. Robb and Winter are expected to serve as consultants to the Independent Board Members of each Group A Fund. Messrs. Robb and Winter are not Nominees and shareholders are not being asked to elect them to the Board of each Group A Fund. It is anticipated that Messrs. Robb and Winter will each serve as a consultant to the Independent Board Members of each Group A Fund through the end of the calendar year in which they turn 75 years old.

The table below discusses some of the experiences, qualifications and skills of each of the Existing Board Members who are not seeking re-election as a result of their retirement or transition to a consultant.

Existing Board Members	Experience, Qualifications and Skills
Independent Existing Board Members

Rodney D. Johnson

Rodney D. Johnson has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 25 years of experience as a financial advisor covering a range of engagements, which has broadened his knowledge of and experience with the investment management business. Prior to founding Fairmount Capital Advisors, Inc., Mr. Johnson served as Chief Financial Officer of Temple University for four years. He served as Director of Finance and Managing Director, in addition to a variety of other roles, for the City of Philadelphia, and has extensive experience in municipal finance. Mr. Johnson was also a tenured associate professor of finance at Temple University and a research economist with the Federal Reserve Bank of Philadelphia.

Robert C. Robb, Jr.

Robert C. Robb, Jr. has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Robb has over 30 years of experience in management consulting and has worked with many companies and business associations located throughout the United States, including being a former director of PNC Bank Board and a former director of Brinks, Inc. Mr. Robb brings to the Board a wealth of practical business experience across a range of industries.

Frederick W. Winter

Frederick W. Winter has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. The Board benefits from Mr. Winter’s years of academic experience, having served as a professor and dean emeritus of the Joseph M. Katz Graduate School of Business at the University of Pittsburgh since 2005, and dean thereof from 1997 to 2005. He is widely regarded as a specialist in marketing strategy, marketing management, business-to-business marketing and services marketing. He has also served as a consultant to more than 50 different firms.

Board Leadership Structure and Oversight

Each Board of the Funds in the Equity-Liquidity Complex currently consists of thirteen Board Members, eleven of whom are Independent Board Members. The investment companies registered under the Investment Company Act that are advised by BlackRock or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds (the Equity-Bond Complex and the Equity-Liquidity Complex) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). The Funds are currently all included in the Equity-Liquidity Complex.

The Boards have overall responsibility for the oversight of the Funds. The Chair of each Board is an Independent Board Member, and the Chair (as set forth below) of each Board committee (each, a “Committee”) is an Independent Board Member. Each Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee (the “Governance Committee”), a Compliance Committee, a Performance Oversight Committee and an Executive Committee. The Boards do not have a compensation committee because the executive officers of the Funds, other than the Funds’ Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Funds and the CCO’s compensation is comprehensively reviewed by the Boards. The role of the Chair of the Boards is to preside at all meetings of the Boards, and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Boards or the Chair of a Committee may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of Fund management, in executive session or with other service providers to the Funds. The Boards have regular in person meetings five times a year, including a meeting to consider the approval of the Funds’ investment management agreements, and if necessary, may hold special meetings before the next regular meeting. Each Committee of a Board meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. Each Board and each standing Committee conducts annual assessments of its oversight function and structure. Each Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Boards have engaged BlackRock to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing BlackRock, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the Investment Company Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of BlackRock and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of BlackRock or other service providers (depending on the nature of the risk), subject to the supervision of BlackRock. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BlackRock or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) for the Funds, BlackRock, and internal auditors for BlackRock or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have appointed a Funds’ Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for each Fund’s most recent fiscal year is set forth in Appendix D.

Equity Securities Owned by Board Members and Board Nominees. Information relating to the amount of equity securities owned by Board Members/Nominees in the Funds that they oversee or are nominated to oversee in the BlackRock Fund Complexes, as of August 1, 2018, is set forth in Appendix E.

Attendance of Board Members at Shareholders’ Meetings. None of the Funds currently has a formal policy regarding Board Members’ attendance at shareholders’ meetings. None of the Funds held, or were required to hold, a shareholders’ meeting at which Board Members were elected during its last fiscal year.

Board Meetings. Information relating to the number of times that the Boards met during each Fund’s most recent fiscal year is set forth in Appendix F.

No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Fund’s most recently completed fiscal year.

Standing Committees of the Boards. Information relating to the various standing committees of the Boards is set forth below.

The Existing Board of each Fund has established the following standing committees for each Fund.

Audit Committee. The principal responsibilities of the Audit Committee are to approve, and recommend to the full Board for approval, the selection, retention, termination and compensation of each Fund’s Independent Registered Public Accounting Firm and to oversee the Independent Registered Public Accounting Firm’s work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for the Funds; (3) review the conduct and results of each independent audit of each Fund’s annual financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Fund management regarding the accounting or financial reporting policies and practices of the Fund and the internal controls of the Funds and certain service providers; (5) oversee the performance of each Fund’s Independent Registered Public Accounting Firm; (6) review and discuss with management and the Fund’s Independent Registered Public Accounting Firm the performance and findings of the Fund’s internal auditors; (7) discuss with Fund management its policies regarding risk assessment and risk management as such matters relate to each Fund’s financial reporting and controls; (8) resolve any disagreements between Fund management and the Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. The Existing Board of each Fund has adopted a written charter for the Audit Committee, a copy of which is available at https://www.blackrock.com/investing/literature/shareholder-letters/eb-el-open-end-funds-audit-committee-charters.pdf.

The Audit Committee of each Fund, other than BlackRock LifePath Dynamic 2060 Fund and LifePath Dynamic 2060 Master Portfolio (which each had two Audit Committee meetings), met four times during the Fund’s (or for series Funds, each Portfolio’s) most recent fiscal year, which is set forth in Appendix F.

The current members of each Fund’s Audit Committee, all of whom are Independent Board Members, are as follows:

Kenneth L. Urish (Chair)

Neil A. Cotty

Claire A. Walton

Frederick W. Winter

Effective January 1, 2019, it is anticipated that Henry R. Keizer will serve as Chair of the Audit Committee of each Group A Fund, subject to shareholder election of the Board Nominees. The boards of directors/trustees of the Closed-End Funds plan to adopt a board leadership transition that will go into effect in 2019. It is anticipated that in connection with such transition, Michael J. Castellano will serve as Chair of the Audit Committee of each Group B Fund, subject to shareholder election of the Board Nominees.

Governance and Nominating Committee. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Board Members of each Fund and recommend Independent Board Member nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Board Member compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Board Members; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Governance Committee. The Governance Committee of each Board may consider nominations for the office of Board Member made by Fund shareholders as it deems appropriate. Each Governance Committee may consider nominees recommended by a shareholder. Fund shareholders who wish to recommend a nominee to the Governance Committee in the future should send such recommendation to the Secretary of the Funds and include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. The Existing Board of each Fund has adopted a written charter for the Governance Committee, a copy of which is available at https://www.blackrock.com/investing/literature/forms/eb-el-open-end-funds-governance-committee-charters.pdf.

The Governance Committee of each Fund, other than BlackRock LifePath Dynamic 2060 Fund and LifePath Dynamic 2060 Master Portfolio (which each had two Governance Committee meetings), met four times (for Funds with fiscal years ending 3/31 and 4/30), five times (for Funds with fiscal years ending 1/31, 5/31, 6/30 and 12/31), six times (for Funds with fiscal years ending 7/31 and 10/31) and seven times (for Funds with fiscal years ending 9/30) during the Fund’s (or for series Funds, each Portfolio’s) most recent fiscal year, which is set forth in Appendix F.

The current members of each Fund’s Governance Committee, all of whom are Independent Board Members, are as follows:

Cynthia A. Montgomery (Chair)

Susan J. Carter

Collette Chilton

Robert C. Robb, Jr.

Effective January 1, 2019, it is anticipated that Cynthia A. Montgomery will serve as Chair of the Governance Committee of each Group A Fund and R. Glenn Hubbard will serve as Chair of the Governance Committee of each Group B Fund, subject to shareholder election of the Board Nominees.

The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing each Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing each Fund in determining whether one or more new Board Members should be added to the Board. Each Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee of each Board believes that the Board Nominees as a group possess the array of skills, experiences and backgrounds necessary to guide each Fund. The Board Nominees’ biographies included in this Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Funds. The Governance Committee may, but is not required to, engage the services of a third-party firm at the relevant Funds’ expense to identify and assist in evaluating potential Board candidates.

Further, each Board has adopted Board Member qualification requirements, including: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements.

Compliance Committee. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Funds, the fund-related activities of BlackRock and any sub-adviser and the Funds’ third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of each Fund and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate, recommend policies concerning a Fund’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding each Fund’s CCO, including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee. The Existing Board of each Fund has adopted a written charter for the Fund’s Compliance Committee.

The Compliance Committee of each Fund, other than BlackRock LifePath Dynamic 2060 Fund and LifePath Dynamic 2060 Master Portfolio (which each had two Compliance Committee meetings), met four times during the Fund’s (or for series Funds, each Portfolio’s) most recent fiscal year, which is set forth in Appendix F.

The current members of each Fund’s Compliance Committee, all of whom are Independent Board Members, are as follows:

Joseph P. Platt (Chair)

Neil A. Cotty

Robert C. Robb, Jr.

Claire A. Walton

Effective January 1, 2019, it is anticipated that Lena G. Goldberg will serve as Chair of the Compliance Committee of each Group A Fund and Cynthia L. Egan will serve as Chair of the Compliance Committee of each Group B Fund, subject to shareholder election of the Board Nominees.

Performance Oversight Committee. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Board Members in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review information on, and make recommendations to the full Board in respect of a Fund’s investment objective, policies and practices; (2) review information on each Fund’s investment performance; (3) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (4) review personnel and other resources devoted to management of each Fund and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (5) recommend any required action regarding changes in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (6) request and review information on the nature, extent and quality of services provided to the shareholders; (7) make recommendations to the Board concerning the approval or renewal of investment advisory agreements; and (8) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Oversight Committee. The Existing Board of each Fund has adopted a written charter for the Performance Oversight Committee.

The Performance Oversight Committee of each Fund, other than BlackRock LifePath Dynamic 2060 Fund and LifePath Dynamic 2060 Master Portfolio (which each had two Performance Oversight Committee meetings), met four times during the Fund’s (or for series Funds, each Portfolio’s) most recent fiscal year, which is set forth in Appendix F.

The current members of each Fund’s Performance Oversight Committee, all of whom are Independent Board Members, are as follows:

Mark Stalnecker (Chair)

Susan J. Carter

Collette Chilton

Frederick W. Winter

Effective January 1, 2019, it is anticipated that Donald C. Opatrny will serve as Chair of the Performance Oversight Committee of each Group A Fund and Frank J. Fabozzi will serve as Chair of the Performance Oversight Committee of each Group B Fund, subject to shareholder election of the Board Nominees.

Executive Committee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Existing Board of each Fund has adopted a written charter for the Executive Committee.

The Executive Committee of each Fund did not meet during the Fund’s (or for series Funds, each Portfolio’s) most recent fiscal year, which is set forth in Appendix F.

The current members of each Fund’s Executive Committee, all of whom are Independent Board Members (other than Robert Fairbairn, who is an “interested person” of the Funds), are as follows:

Rodney D. Johnson (Chair)

Collette Chilton

Robert Fairbairn

Executive Officers of the Funds. Information about the current executive officers of each Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix G.

Your Board unanimously recommends that you vote, or provide voting instructions, “FOR” the election of each Board Nominee under each applicable Proposal.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

For each Fund, a quorum of the shareholders of a Fund as a whole, including the shareholders of the Portfolios of the Fund, if any, is required to be present in person or represented by proxy, in order to take any action at the Meeting with respect to Proposals 1(a) and 1(b) as applicable to that particular Fund. The quorum requirement for each Fund is set forth in Appendix A.

The vote requirement for each Fund to elect Board Nominees is set forth in Appendix A. Votes on Proposals 1(a) and 1(b) will be tabulated on a Fund basis, such that the votes of Portfolios that are series of the same Fund will be voted together as a single class with respect to the election of the Board members of that Fund. Approval of Proposals 1(a) and 1(b) will occur only if a sufficient number of votes at the Meeting are cast “FOR” the proposal. Abstentions and “broker non-votes” will not be counted as votes cast and therefore, abstentions and broker non-votes will have the same effect as a vote against Proposals 1(a) or 1(b), as applicable, for Funds (identified in Appendix A) which require a majority of the outstanding shares present, in person or by proxy. However, abstentions and broker non-votes will not have an effect on Proposals 1(a) or 1(b), as applicable, for Funds that require a plurality or a majority of the votes cast. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. A vote requiring a plurality to elect Board Nominees for a Fund means that the Board Nominees receiving the largest number of votes cast will be elected to fill the available positions for that Fund.

The shareholders of each Fund organized as a Feeder Fund in a master/feeder structure (identified in Appendix B) where such Fund invests all or substantially all of its assets in a corresponding Master Fund or series of a corresponding Master Fund are also being asked, in Proposals 2(a) and 2(b), as applicable, to provide voting instructions to such Feeder Fund with respect to the election of the Board Nominees of the corresponding Master Fund contemplated by Proposals 1(a) and 1(b), respectively.

Each Feeder Fund will vote its interests in the Master Fund in which it invests in accordance with the voting instructions received from the shareholders of the Feeder Fund and will vote interests in the Master Fund with respect to which it has not received voting instructions in the same proportion as the interests for which it has received instructions from other shareholders

(this is called “proportional voting” or “echo voting”). The Feeder Funds do not require that a specified number of shareholders submit voting instructions before a Feeder Fund will vote its interests in the applicable Master Fund at the Meeting. Because each Feeder Fund will use proportional voting to vote its interests in its corresponding Master Fund, a small number of shareholders could determine how a Feeder Fund votes if other shareholders fail to vote. Please note that, as the Master Funds may have shareholders besides the Feeder Funds, it is possible that a matter may be approved by the Master Funds, even if it is not approved by Feeder Fund shareholders.

If you hold your shares directly through the Fund (i.e., not through a bank, broker, financial intermediary or other nominee, or variable annuity contract or variable life insurance policy), and if you return a properly executed proxy card that does not specify how you wish to vote on Proposals 1(a) or 1(b), as applicable, your shares will be voted and voting instructions will be submitted, as applicable, in accordance with the recommendations of the Boards “FOR” the Board Nominees in Proposals 1(a) and 1(b) and, if applicable, “FOR” the Board Nominees in Proposals 2(a) and 2(b), as applicable.

The Funds expect that broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1(a) and 1(b), and to submit voting instructions for Proposals 2(a) and 2(b), as applicable, before the Meeting. Under New York Stock Exchange rules, broker-dealer firms may, without instructions, give a proxy to vote on routine matters if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. If instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, broker-dealers may vote on Proposals 1(a) and 1(b), and submit voting instructions for Proposals 2(a) and 2(b), as applicable, on behalf of the broker-dealer firms’ customers and beneficial owners. A properly executed proxy card or voting instruction form or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of such proposal.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat withheld votes and broker non-votes, if any, as present for purposes of determining a quorum.

If you are a beneficial shareholder of a Fund (that is if you hold shares of a Fund through a bank, broker, financial intermediary or other nominee (called a service agent)), the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or voting instruction form or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted may be deemed to authorize a service provider to vote such shares in favor of Proposals 1(a) and 1(b), as applicable (and to submit voting instructions for Proposals 2(a) and 2(b), as applicable). Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of each Fund and Portfolio have selected Deloitte & Touche LLP (“D&T”) or PricewaterhouseCoopers LLP (“PwC”), as applicable, as the Independent Registered Public Accounting Firm for each Fund and, if applicable, its Portfolios, as indicated on Appendix H.

No representatives of D&T or PwC will be present at the Meeting.

Appendix H sets forth for each Fund the fees billed by that Fund’s Independent Registered Public Accounting Firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix H is presented under the following captions:

(a)    Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b)    Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c)    Tax Fees—fees associated with tax compliance and/or tax preparation, tax advice and tax planning, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” in Appendix H relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relates to tax advice, tax planning or tax consulting.

(d)    All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Each Fund’s Audit Committee is required to approve all audit engagement fees and terms for the Fund. Each Fund’s Audit Committee also is required to consider and act upon (i) the provision by the Fund’s Independent Registered Public Accounting Firm of any non-audit services to the Fund, and (ii) the provision by the Fund’s Independent Registered Public Accounting Firm of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix H to this Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s Independent Registered Public Accounting Firm.

The Audit Committee of each Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, each Fund’s Audit Committee must also approve other non-audit services provided by the Fund’s Independent Registered Public Accounting Firm to the Fund and to the Fund’s investment advisers and Affiliated Service Providers that relate directly to the operations and financial reporting of the

Fund. Each Fund’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, each Fund’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the Independent Registered Public Accounting Firm. Each service approved subject to general pre-approval is presented to each Fund’s Audit Committee for ratification at the next regularly scheduled in-person Board meeting.

For each Fund’s two most recently completed fiscal years, there were no services rendered by D&T or PwC, as applicable, to the Funds for which the general pre-approval requirement was waived.

Each Fund’s Audit Committee has considered the provision of non-audit services that were rendered by D&T or PwC, as applicable, to the Fund’s Affiliated Service Providers in connection with determining such auditor’s independence. All services provided by D&T or PWC, as applicable, to each Fund and each Fund’s Affiliated Service Providers that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

The Audit Committee of each Fund currently consists of the following Board Members, all of whom are Independent Board Members:

Kenneth L. Urish (Chair)

Neil A. Cotty

Claire A. Walton

Frederick W. Winter

ADDITIONAL INFORMATION

Investment Manager, Sub-Advisers and Administrators

The investment manager, sub-adviser(s), if any, and administrator(s), if any, of each Fund are identified in Appendix I.

5% Share Ownership

As of September 24, 2018, to the best of each Fund’s knowledge, the persons listed in Appendix J owned more than 5% of the outstanding shares of the class of such Fund indicated.

Submission of Shareholder Proposals

The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be included in a proxy statement for a future meeting of shareholders of a Fund must be received at the offices of the Fund, 40 East 52nd Street, New York, New York 10022, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement or presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the applicable Fund’s governing instruments. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Board Members’ solicitation relating to such meeting is made.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary of the Fund, 40 East 52nd Street, New York, New York 10022. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Funds’ Chief Compliance Officer, 40 East 52nd Street, New York, New York 10022. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

Each Fund will bear the costs associated with the joint proxy statement, including the preparation, printing, distribution and proxy solicitation costs, and additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, except that BlackRock has agreed to cover a portion or all of such costs for certain Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Fund(s).

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of BlackRock, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. BlackRock Advisors, LLC and BlackRock Fund Advisors have retained Computershare, located at 2950 Express Drive South, Suite 210, Islandia, New York 11749, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies on behalf of the Funds and the Equity-Bond Funds. It is anticipated that Computershare will be paid, in the aggregate, approximately $1,178,000 for such services (including reimbursements of out-of-pocket expenses), of which approximately $267,000 will be payable by the Funds. Computershare may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Joint Special Meetings

Attendance at the Meeting will be limited to each Fund’s shareholders as of the Record Date. Each shareholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Meeting.

General

Management does not intend to present and does not have reason to believe that any items of business other than voting with respect to Proposals 1(a) and 1(b) will be presented at the Meeting. However, if other matters are properly presented at the Meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Funds.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the Meeting. For Funds organized as a Delaware statutory trust, a list of shareholders as of the Record Date will be available for inspection at BlackRock’s offices at 100 Bellevue Parkway, Wilmington, Delaware 19809, during regular business hours beginning ten days prior to the date of the Meeting.

The Meeting as to any Fund may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting) of such Fund, or by the chairman of the Meeting, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and each Fund’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Funds on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of such Funds did not have timely notice, as set forth in the SEC’s proxy rules.

Please vote promptly by signing and dating each enclosed proxy card or voting instruction form, and returning it (them) in the accompanying postage-paid return envelope OR by following the instructions on the enclosed proxy card(s) or voting instruction form(s) to vote by telephone or via the Internet.

By Order of the Boards,

Benjamin Archibald

Secretary of the Funds

October 3, 2018

Appendix A – Fund Information/Quorum and Voting Requirements

The following table lists (i) each Fund, (ii) the Portfolios, if any, of each Fund, (iii) the form of organization of each Fund, (iv) the voting rights of shares of/interests in each Fund, (v) the quorum requirement for each Fund and (vi) the vote required to approve Proposals 1(a) or 1(b), as applicable, with respect to each Fund. The Funds are listed in bold type. Portfolios that are series of a Fund are listed in italics under the name of the Fund. References to “shares” mean (i) if the Fund is organized as a trust, the units of beneficial interest of the Fund, (ii) if the Fund is organized as a corporation, the shares of stock of the Fund and (iii) if the Fund is organized as a limited liability company, the limited liability company interests of the Fund.

Group A Funds

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(a)[3]
BBIF Money Fund	Massachusetts Trust	Holders are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share), and each fractional dollar amount shall be entitled to a proportionate fractional vote.	Holders of shares entitled to vote, present in person or by proxy, representing a majority of the voting power	A plurality of votes cast

BBIF Treasury Fund	Massachusetts Trust	Holders are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share), and each fractional dollar amount shall be entitled to a proportionate fractional vote.	Holders of shares entitled to vote, present in person or by proxy, representing a majority of the voting power	A plurality of votes cast

BIF Money Fund[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting

BIF Treasury Fund[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting

BlackRock Asian Dragon Fund, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the votes cast

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(a)[3]

BlackRock Emerging Markets Fund, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock Financial Institutions Series Trust[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting

Series

BlackRock Summit Cash Reserves Fund

BlackRock FundsSM	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A plurality of the shares voted

Series

BlackRock Advantage Emerging Markets Fund
BlackRock Advantage International Fund
BlackRock Advantage Large Cap Growth Fund
BlackRock Advantage Small Cap Core Fund
BlackRock Advantage Small Cap Growth Fund
BlackRock All-Cap Energy & Resources Portfolio
BlackRock Commodity Strategies Fund
BlackRock Emerging Markets Dividend Fund
BlackRock Emerging Markets Equity Strategies Fund
BlackRock Energy & Resources Portfolio
BlackRock Exchange Portfolio
BlackRock Global Long/Short Equity Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock High Equity Income Fund

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(a)[3]
BlackRock Impact U.S. Equity Fund
BlackRock International Dividend Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Money Market Portfolio
BlackRock Real Estate Securities Fund
BlackRock Short Obligations Fund
BlackRock Tactical Opportunities Fund
BlackRock Technology Opportunities Fund
BlackRock Total Emerging Markets Fund
BlackRock Total Factor Fund
iShares Developed Real Estate Index Fund
iShares Edge MSCI Min Vol EAFE Index Fund
iShares Edge MSCI Min Vol USA Index Fund
iShares Edge MSCI Multifactor Intl Index Fund
iShares Edge MSCI Multifactor USA Index Fund
iShares Edge MSCI USA Momentum Factor Index Fund
iShares Edge MSCI USA Quality Factor Index Fund
iShares Edge MSCI USA Size Factor Index Fund
iShares Edge MSCI USA Value Factor Index Fund
iShares MSCI Asia ex Japan Index Fund
iShares MSCI Developed World Index Fund
iShares Russell Mid-Cap Index Fund
iShares Russell Small/Mid-Cap Index Fund
iShares Short-Term TIPS Bond Index Fund
iShares Total U.S. Stock Market Index Fund

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(a)[3]

BlackRock Funds III	Delaware Trust	Each share shall entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares outstanding in such holder’s name on the books of the Fund.	One-third of the shares entitled to vote, present in person or by proxy	A plurality of the shares voted

Series

BlackRock Cash Funds: Institutional
BlackRock Cash Funds: Treasury
BlackRock LifePath® Dynamic Retirement Fund
BlackRock LifePath® Dynamic 2020 Fund
BlackRock LifePath® Dynamic 2025 Fund
BlackRock LifePath® Dynamic 2030 Fund
BlackRock LifePath® Dynamic 2035 Fund
BlackRock LifePath® Dynamic 2040 Fund
BlackRock LifePath® Dynamic 2045 Fund
BlackRock LifePath® Dynamic 2050 Fund
BlackRock LifePath® Dynamic 2055 Fund
BlackRock LifePath® Dynamic 2060 Fund
BlackRock LifePath® Index Retirement Fund
BlackRock LifePath® Index 2020 Fund
BlackRock LifePath® Index 2025 Fund
BlackRock LifePath® Index 2030 Fund
BlackRock LifePath® Index 2035 Fund
BlackRock LifePath® Index 2040 Fund
BlackRock LifePath® Index 2045 Fund
BlackRock LifePath® Index 2050 Fund

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(a)[3]
BlackRock LifePath® Index 2055 Fund
BlackRock LifePath® Index 2060 Fund
iShares MSCI Total International Index Fund
iShares Russell 1000 Large-Cap Index Fund
iShares S&P 500 Index Fund
iShares U.S. Aggregate Bond Index Fund

BlackRock Index Funds, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of one-third of the shares entitled to vote, present in person or by proxy	A majority of the votes cast

Series

iShares MSCI EAFE International Index Fund
iShares Russell 2000 Small-Cap Index Fund

BlackRock Large Cap Series Funds, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of one-third of the shares entitled to vote, present in person or by proxy	A majority of the votes cast

Series

BlackRock Advantage Large Cap Core Fund
BlackRock Advantage Large Cap Value Fund
BlackRock Event Driven Equity Fund
BlackRock Large Cap Focus Growth Fund

BlackRock Latin America Fund, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the votes cast

BlackRock Liquidity Funds	Delaware Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of one-third of the shares entitled to vote, present in person or by proxy	A plurality of the shares voted

Series

California Money Fund
Federal Trust Fund
FedFund

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(a)[3]
MuniCash
MuniFund
New York Money Fund
TempCash
TempFund
T-Fund
Treasury Trust Fund

BlackRock Series, Inc.	Maryland Corporation	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of one-third of the shares entitled to vote, present in person or by proxy	A majority of the votes cast

Series

BlackRock International Fund

Funds For Institutions Series[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting

Series

BlackRock Premier Government Institutional Fund
BlackRock Select Treasury Strategies Institutional Fund
BlackRock Treasury Strategies Institutional Fund
FFI Government Fund
FFI Treasury Fund

Master Institutional Money Market LLC[2]	Delaware LLC	Each holder of an interest shall be entitled to a vote proportionate to its interest as recorded on the books of the Fund.	Holders of a majority of the interests entitled to vote, present in person or by proxy	A majority of the interests present at the Meeting

Series

Master Premier Government Institutional Portfolio
Master Treasury Strategies Institutional Portfolio

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(a)[3]

Master Investment Portfolio	Delaware Trust	Each holder of an interest shall be entitled to a vote in proportion to its interest relative to total outstanding interests in the Fund.	Thirty Percent (30%) of the outstanding interests, present in person or by proxy	A majority of the interests voted

Series

Active Stock Master Portfolio
International Tilts Master Portfolio
Large Cap Index Master Portfolio
LifePath® Dynamic Retirement Master Portfolio
LifePath® Dynamic 2020 Master Portfolio
LifePath® Dynamic 2025 Master Portfolio
LifePath® Dynamic 2030 Master Portfolio
LifePath® Dynamic 2035 Master Portfolio
LifePath® Dynamic 2040 Master Portfolio
LifePath® Dynamic 2045 Master Portfolio
LifePath® Dynamic 2050 Master Portfolio
LifePath® Dynamic 2055 Master Portfolio
LifePath® Dynamic 2060 Master Portfolio
LifePath® Index Retirement Master Portfolio
LifePath® Index 2020 Master Portfolio
LifePath® Index 2025 Master Portfolio
LifePath® Index 2030 Master Portfolio
LifePath® Index 2035 Master Portfolio
LifePath® Index 2040 Master Portfolio
LifePath® Index 2045 Master Portfolio
LifePath® Index 2050 Master Portfolio
LifePath® Index 2055 Master Portfolio
LifePath® Index 2060 Master Portfolio
Money Market Master Portfolio

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(a)[3]
S&P 500 Index Master Portfolio
Total International ex U.S. Index Master Portfolio
Treasury Money Market Master Portfolio
U.S. Total Bond Index Master Portfolio

Master Large Cap Series LLC[2]	Delaware LLC	Each holder of an interest in a series shall be entitled to a vote proportionate to its interest in the Fund.	Holders of a majority of the interests entitled to vote, present in person or by proxy	A majority of the interests present at the Meeting

Series

Master Advantage Large Cap Core Portfolio
Master Advantage Large Cap Value Portfolio
Master Large Cap Focus Growth Portfolio

Master Money LLC[2]	Delaware LLC	Each holder of an interest shall be entitled to a vote in proportion to its interest in the Fund; provided that in the event that holders exercise pass through voting, such holders shall vote their interests on the same basis as interests in such holders are voted.	Holders of a majority of the interests entitled to vote, present in person or by proxy	A majority of the interests present at the Meeting

Master Treasury LLC[2]	Delaware LLC	Each holder of an interest shall be entitled to a vote in proportion to its interest in the Fund, provided, however, that in the event that holders exercise pass through voting, such holders shall vote their Interests on the same basis as interests in such holders are voted.	Holders of a majority of the interests entitled to vote, present in person or by proxy	A majority of the interests present at the Meeting

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(a)[3]

Quantitative Master Series LLC[2]	Delaware LLC	Each holder shall be entitled to vote proportionate to its interest in the Fund.	Holders of a majority of the interests entitled to vote, present in person or by proxy	A majority of the interests present at the Meeting

Series

Master Small Cap Index Series

Ready Assets Government Liquidity Fund[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting

Ready Assets U.S.A. Government Money Fund[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting

Ready Assets U.S. Treasury Money Fund[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting

Retirement Series Trust[2]	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A majority of the shares present at the Meeting

Series

Retirement Reserves Money Fund

[1]	The Portfolios of series Funds are set forth below the name of the applicable Fund.
[2]

Denotes Funds in which abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as votes cast and will have the same effect as a vote against Proposal 1(a).

[3]

The quorum requirement for a series of any Fund is the same as that listed for that Fund. However, when applying such quorum requirement to a Fund for purposes of Proposal 1(a), the quorum requirement applies to all shareholders of the Fund as a whole. The approval of the shareholders of all relevant Funds that are series of the applicable Fund voting together is required.

Group B Funds

Fund[1]	Form of Organization	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1(b)[3]
BlackRock Funds IV	Massachusetts Trust	Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.	Holders of a majority of the shares entitled to vote, present in person or by proxy	A plurality of the shares voted

Series

BlackRock Alternative Capital Strategies Fund
BlackRock Global Long/Short Credit Fund
BlackRock Impact Bond Fund

BlackRock Funds VI	Delaware Trust	Each share shall entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares outstanding in such holder’s name on the books of the Fund.	One-third of the shares entitled to vote, present in person or by proxy	A plurality of the shares voted

Series

BlackRock CoreAlpha Bond Fund

Master Investment Portfolio II	Delaware Trust	Each holder of an interest shall be entitled to a vote in proportion to its interest relative to total outstanding interests in the Fund.	Thirty Percent (30%) of the outstanding interests, present in person or by proxy	A majority of the interests voted
CoreAlpha Bond Master Portfolio

[1]	The Portfolios of series Funds are set forth below the name of the applicable Fund.
[2]

Denotes Funds in which abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as votes cast and will have the same effect as a vote against Proposal 1(b).

[3]

The quorum requirement for a series of any Fund is the same as that listed for that Fund. However, when applying such quorum requirement to a Fund for purposes of Proposal 1(b), the quorum requirement applies to all shareholders of the Fund as a whole. The approval of the shareholders of all relevant Funds that are series of the applicable Fund voting together is required.

Appendix B – Master/Feeder Structures

The following chart identifies the Funds and Portfolios that are organized in master/feeder structures:

Master Fund	Feeder Fund(s)
Master Money LLC	BBIF Money Fund BIF Money Fund

Master Treasury LLC	BBIF Treasury Fund BIF Treasury Fund

Master Institutional Money Market LLC - Master Premier Government Institutional Portfolio	Funds For Institutions Series - BlackRock Premier Government Institutional Fund

Master Institutional Money Market LLC – Master Treasury Strategies Institutional Portfolio	Funds For Institutions Series – BlackRock Treasury Strategies Institutional Fund; BlackRock Select Treasury Strategies Institutional Fund

Master Investment Portfolio - Large Cap Index Master Portfolio	BlackRock Funds III – iShares Russell 1000 Large-Cap Index Fund

Master Investment Portfolio - S&P 500 Index Master Portfolio	BlackRock Funds III – iShares S&P 500 Index Fund

Master Investment Portfolio - Total International ex U.S. Index Master Portfolio	BlackRock Funds III – iShares MSCI Total International Index Fund

Master Investment Portfolio - U.S. Total Bond Index Master Portfolio	BlackRock Funds III – iShares U.S. Aggregate Bond Index Fund

Master Investment Portfolio - Money Market Master Portfolio	BlackRock Funds III - BlackRock Cash Funds: Institutional

Master Investment Portfolio - Treasury Money Market Master Portfolio	BlackRock Funds III - BlackRock Cash Funds: Treasury

Master Investment Portfolio - LifePath® Dynamic Retirement Master Portfolio	BlackRock Funds III - BlackRock LifePath® Dynamic Retirement Fund

Master Investment Portfolio - LifePath® Dynamic 2020 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Dynamic 2020 Fund

Master Investment Portfolio - LifePath® Dynamic 2025 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Dynamic 2025 Fund

Master Investment Portfolio - LifePath® Dynamic 2030 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Dynamic 2030 Fund

Master Investment Portfolio - LifePath® Dynamic 2035 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Dynamic 2035 Fund

Master Investment Portfolio - LifePath® Dynamic 2040 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Dynamic 2040 Fund

Master Investment Portfolio - LifePath® Dynamic 2045 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Dynamic 2045 Fund

Master Investment Portfolio - LifePath® Dynamic 2050 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Dynamic 2050 Fund

B-1

Master Fund	Feeder Fund(s)
Master Investment Portfolio - LifePath® Dynamic 2055 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Dynamic 2055 Fund

Master Investment Portfolio - LifePath® Dynamic 2060 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Dynamic 2060 Fund

Master Investment Portfolio - LifePath® Index Retirement Master Portfolio	BlackRock Funds III - BlackRock LifePath® Index Retirement Fund

Master Investment Portfolio - LifePath® Index 2020 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Index 2020 Fund

Master Investment Portfolio - LifePath® Index 2025 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Index 2025 Fund

Master Investment Portfolio - LifePath® Index 2030 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Index 2030 Fund

Master Investment Portfolio - LifePath® Index 2035 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Index 2035 Fund

Master Investment Portfolio - LifePath® Index 2040 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Index 2040 Fund

Master Investment Portfolio - LifePath® Index 2045 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Index 2045 Fund

Master Investment Portfolio - LifePath® Index 2050 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Index 2050 Fund

Master Investment Portfolio - LifePath® Index 2055 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Index 2055 Fund

Master Investment Portfolio - LifePath® Index 2060 Master Portfolio	BlackRock Funds III - BlackRock LifePath® Index 2060 Fund

Master Investment Portfolio II – CoreAlpha Bond Master Portfolio	BlackRock Funds VI – BlackRock CoreAlpha Bond Fund

Master Large Cap Series LLC - Master Large Cap Focus Growth Portfolio	BlackRock Large Cap Series Funds, Inc. - BlackRock Large Cap Focus Growth Fund

Master Large Cap Series LLC - Master Advantage Large Cap Value Portfolio	BlackRock Large Cap Series Funds, Inc. - BlackRock Advantage Large Cap Value Fund

Master Large Cap Series LLC - Master Advantage Large Cap Core Portfolio	BlackRock Large Cap Series Funds, Inc. - BlackRock Advantage Large Cap Core Fund

Quantitative Master Series LLC - Master Small Cap Index Series	BlackRock Index Funds, Inc. – iShares Russell 2000 Small-Cap Index Fund

B-2

Appendix C – Shares Outstanding/Votes

Group A Funds

A.    For the Funds/Portfolios listed in the tables below, shareholders are entitled to one vote for each share held, and each fractional share is entitled to a proportionate fractional vote. The tables below set forth the number of shares outstanding of each class of each Fund and Portfolio and the number of votes to which each such class is entitled as of September 24, 2018:

Fund/Portfolio	Shares Outstanding/Number of Votes
BIF Money Fund	8,432,678,106.460

BIF Treasury Fund	1,143,228,773.870

	Shares Outstanding/Number of Votes
Fund/Portfolio	Investor A	Investor C	Institutional	Class R	Service	Class K
BlackRock Asian Dragon Fund, Inc.	5,407,651.785	644,230.086	5,132,478.716	201,150.174	—	43,127.966
BlackRock Emerging Markets Fund, Inc.	8,416,843.956	2,160,856.134	4,980,572.817	—	—	75,980.703
BlackRock Financial Institutions Series Trust						—

BlackRock Summit Cash Reserves Fund	38,227,697.910	50,000.000	—	—	—	—

BlackRock Funds

BlackRock Advantage Emerging Markets Fund	511,115.568	318,700.978	2,945,130.007	—	—	13,601,881.424

BlackRock Advantage International Fund	18,065,763.480	1,439,040.271	24,042,025.011	452,756.537	—	473,366.664

BlackRock Advantage Large Cap Growth Fund	42,757,974.489	3,356,278.171	4,191,930.442	127,230.720	9,240.524	34,044.321

BlackRock Advantage Small Cap Core Fund	5,134,542.163	220,100.180	30,424,443.239	—	—	814,276.832

BlackRock Advantage Small Cap Growth Fund	12,321,232.471	3,474,853.683	21,240,652.535	1,278,486.281	749,899.605	93,895.766

BlackRock All-Cap Energy & Resources Portfolio	3,483,558.060	1,928,653.483	1,744,683.967	—	49,720.417	—

BlackRock Commodity Strategies Fund	7,178,471.264	988,049.037	26,357,612.424	—	—	2,991,287.843

BlackRock Emerging Markets Dividend Fund	747,584.484	124,469.346	239,730.081	—	—	431,483.747

BlackRock Emerging Markets Equity Strategies Fund	37,281.822	10,594.596	586,146.009	—	—	581,622.950

BlackRock Energy & Resources Portfolio	5,817,747.051	1,538,344.896	1,105,405.656	—	—	—

BlackRock Exchange Portfolio*	—	—	—	—	—	—

BlackRock Global Long/Short Equity Fund	4,047,910.477	1,777,291.625	46,064,435.084	—	—	26,284.609

BlackRock Health Sciences Opportunities Portfolio	42,943,898.544	18,012,654.458	43,451,201.240	3,829,933.272	608,838.076	1,854,010.702

	Shares Outstanding/Number of Votes
Fund/Portfolio	Investor A	Investor C	Institutional	Class R	Service	Class K
BlackRock High Equity Income Fund	8,892,571.808	5,822,612.561	8,878,477.756	—	486,781.273	—

BlackRock Impact U.S. Equity Fund	490,590.884	156,848.706	4,198,226.190	—	—	19,801.980

BlackRock International Dividend Fund	5,180,271.604	1,533,406.148	3,552,845.082	—	160,901.127	126,439.881

BlackRock Mid-Cap Growth Equity Portfolio	33,081,369.068	8,539,712.112	36,963,440.808	894,060.794	1,328,602.909	4,849,469.330

BlackRock Money Market Portfolio	263,733,423.960	13,024,570.620	309,888,990.030	—	7,352,558.430	—

BlackRock Real Estate Securities Fund	944,734.688	191,942.876	786,529.671	—	—	—

BlackRock Short Obligations Fund	1,305,120.440	—	7,404,807.410	—	—	10,998,205.230

BlackRock Tactical Opportunities Fund	15,491,321.137	2,103,084.231	14,361,581.255	—	54,240.975	12,908,382.448

BlackRock Technology Opportunities Fund	21,078,967.212	5,667,149.447	18,069,783.561	451,799.800	497,383.550	—

BlackRock Total Emerging Markets Fund	2,079,893.977	627,422.866	21,719,489.286	—	—	—

BlackRock Total Factor Fund	394,308.167	72,356.104	12,935,570.795	—	—	2,818,577.817

iShares Developed Real Estate Index Fund	58,812.227	—	3,092,144.662	—	—	195,351,662.747

iShares Edge MSCI Min Vol EAFE Index Fund	—	—	86,695.349	—	—	13,773,712.216

iShares Edge MSCI Min Vol USA Index Fund	—	—	340,996.902	—	—	995,732.792

iShares Edge MSCI Multifactor Intl Index Fund	—	—	45,580.735	—	—	992,984.578

iShares Edge MSCI Multifactor USA Index Fund	—	—	76,228.779	—	—	994,720.708

iShares Edge MSCI USA Momentum Factor Index Fund	—	—	138,980.257	—	—	993,732.183

iShares Edge MSCI USA Quality Factor Index Fund	—	—	34,448.374	—	—	1,947,374.455

iShares Edge MSCI USA Size Factor Index Fund	—	—	10,135.613	—	—	990,000.000

iShares Edge MSCI USA Value Factor Index Fund	—	—	11,134.890	—	—	990,000.000

iShares MSCI Asia ex Japan Index Fund	—	—	9,011,743.405	—	—	1,322,349.968

iShares MSCI Developed World Index Fund	—	—	1,276,877.497	—	—	46,199,988.518

iShares Russell Mid-Cap Index Fund	17,060,571.788	—	16,328,967.390	—	—	49,419,998.296

	Shares Outstanding/Number of Votes
Fund/Portfolio	Investor A	Investor C	Institutional	Class R	Service	Class K

iShares Russell Small/Mid-Cap Index Fund	2,180,390.104	—	1,175,353.636	—	—	6,630,601.768

iShares Short-Term TIPS Bond Index Fund	48,223.831	—	128,504.464	—	—	126,719.352

iShares Total U.S. Stock Market Index Fund	5,385,736.194	—	6,023,936.637	—	—	54,462,717.920

*	BlackRock Exchange Portfolio offers BlackRock Shares. As of September 24, 2018, the shares outstanding/number of votes relating to the BlackRock Shares of BlackRock Exchange Portfolio was 154,220.920.

	Shares Outstanding/Number of Votes
Fund/Portfolio	Investor A	Institutional	Class K	Investor P
BlackRock Index Funds, Inc.

iShares MSCI EAFE International Index Fund	25,253,866.345	53,495,244.754	688,029,931.633	14,495.478

iShares Russell 2000 Small-Cap Index Fund	14,895,782.776	6,927,093.584	45,678,319.543	9,238.817

	Shares Outstanding/Number of Votes
Fund/Portfolio	Investor A	Investor C	Institutional	Class R	Service	Class K
BlackRock Large Cap Series Funds, Inc.

BlackRock Advantage Large Cap Core Fund	53,109,337.396	10,649,484.775	65,851,069.407	2,213,032.189	9,751.877	135,188.249

BlackRock Advantage Large Cap Value Fund	11,179,180.422	3,397,694.682	5,476,226.696	1,017,369.354	448,374.957	176,481.431

BlackRock Event Driven Equity Fund	3,461,216.524	1,010,755.566	80,581,365.718	—	—	—

BlackRock Large Cap Focus Growth Fund	37,855,749.590	13,370,502.532	17,302,887.446	2,605,415.591	244,083.252	664,336.059

	Shares Outstanding/Number of Votes
Fund/Portfolio	Investor A	Investor C	Institutional	Class K
BlackRock Latin America Fund, Inc.	1,903,895.818	284,835.646	1,153,690.747	16,327.266

Fund/Portfolio	Classes	Outstanding Shares/Number of Votes
BlackRock Liquidity Funds

California Money Fund	Administration	—
	Capital	—
	Cash Management	—
	Cash Plus	—
	Cash Reserve	—
	Dollar	—
	Institutional	20,176,872.180
	Plus	—
	Premier	—
	Private Client	27,788.840
	Select	1,139,295.510

Federal Trust Fund	Administration	59,547,508.030
	Capital	—
	Cash Management	13,731,121.580
	Cash Reserve	372,892.960
	Dollar	12,721,692.580

Fund/Portfolio	Classes	Outstanding Shares/Number of Votes
	Institutional	3,137,655,221.790
	Premier	—
	Private Client	—
	Select	—

FedFund	Administration	2,825,057,449.040
	Capital	6,738,670,244.210
	Cash Management	130,902,660.330
	Cash Plus	—
	Cash Reserve	1,118,296,877.950
	Dollar	1,876,741,308.730
	Institutional	72,444,829,513.170
	Premier	—
	Private Client	766,327.860
	Select	207,536,790.940

MuniCash	Administration	0.010
	Capital	—
	Cash Management	—
	Cash Plus	—
	Cash Reserve	—
	Dollar	1,804,175.606
	Institutional	4,662,157,308.047
	Premier	—
	Private Client	—
	Select	—

MuniFund	Administration	15,576,031.600
	Capital	—
	Cash Management	—
	Cash Reserve	—
	Dollar	4,708,564.860
	Institutional	140,362,599.080
	Plus	—
	Premier	—
	Private Client	319,999.130
	Select	2,369,370.590

New York Money Fund	Administration	0.010
	Capital	—
	Cash Management	—
	Cash Plus	—
	Cash Reserve	—
	Dollar	—
	Institutional	11,417,463.320
	Plus	—
	Premier	—
	Private Client	—
	Select	170,991.900

TempCash	Administration	0.010
	Capital	—
	Cash Management	—
	Cash Plus	—
	Cash Reserve	—
	Dollar	15,322.732
	Institutional	4,618,579,169.006
	Premier	—
	Private Client	—
	Select	—

Fund/Portfolio	Classes	Outstanding Shares/Number of Votes
TempFund	Administration	25,830,536.968
	Capital	—
	Cash Management	634,697,301.610
	Cash Reserve	4,405,454.158
	Dollar	79,829,788.218
	Institutional	13,934,061,822.926
	Plus	—
	Premier	—
	Private Client	2,036,823.664
	Select	635.982

T-Fund	Administration	914,584,950.640
	Capital	11,062,725,861.110
	Cash Management	580,846,594.680
	Cash Reserve	103,823,378.960
	Dollar	1,611,447,321.170
	Institutional	51,786,931,205.910
	Plus	—
	Premier	—
	Private Client	—
	Select	24,610,404.340

Treasury Trust Fund	Administration	380,337,009.980
	Capital	—
	Cash Management	13,827,247.900
	Cash Reserve	8,706,641.890
	Dollar	489,623,604.940
	Institutional	30,594,907,918.200
	Premier	—
	Private Client	—
	Select	33,431,345.430

	Shares Outstanding/Number of Votes
Fund Portfolio	Investor A	Investor C	Institutional	Class R	Class K
BlackRock Series, Inc.

BlackRock International Fund	19,085,913.526	3,757,660.946	12,256,029.558	1,176,710.443	151,263.827

Fund/Portfolio	Shares Outstanding/Number of Votes
Funds For Institutions Series

BlackRock Premier Government Institutional Fund	189,578,169.840

BlackRock Select Treasury Strategies Institutional Fund	198,925,080.990

BlackRock Treasury Strategies Institutional Fund	229,786,971.630

FFI Government Fund	63,795,371.760

FFI Treasury Fund	225,876,284.220

Master Institutional Money Market LLC

Master Premier Government Institutional Portfolio	189,796,452.85

Master Treasury Strategies Institutional Portfolio	429,562,863.90

Master Investment Portfolio

Active Stock Master Portfolio	533,030,542.26

International Tilts Master Portfolio	172,761,963.32

Large Cap Index Master Portfolio	8,375,338,383.82

Fund/Portfolio	Shares Outstanding/Number of Votes
LifePath® Dynamic Retirement Master Portfolio	121,140,548.76

LifePath® Dynamic 2020 Master Portfolio	327,143,801.84

LifePath® Dynamic 2025 Master Portfolio	64,176,525.27

LifePath® Dynamic 2030 Master Portfolio	361,954,684.04

LifePath® Dynamic 2035 Master Portfolio	57,848,053.88

LifePath® Dynamic 2040 Master Portfolio	298,710,174.22

LifePath® Dynamic 2045 Master Portfolio	38,854,454.47

LifePath® Dynamic 2050 Master Portfolio	106,918,662.96

LifePath® Dynamic 2055 Master Portfolio	22,116,146.54

LifePath® Dynamic 2060 Master Portfolio	2,360,949.88

LifePath® Index Retirement Master Portfolio	1,338,173,425.93

LifePath® Index 2020 Master Portfolio	2,649,151,558.88

LifePath® Index 2025 Master Portfolio	3,085,444,413.93

LifePath® Index 2030 Master Portfolio	3,808,383,139.65

LifePath® Index 2035 Master Portfolio	2,729,391,036.34

LifePath® Index 2040 Master Portfolio	2,926,476,122.88

LifePath® Index 2045 Master Portfolio	1,905,248,922.01

LifePath® Index 2050 Master Portfolio	1,684,441,000.23

LifePath® Index 2055 Master Portfolio	845,726,718.75

LifePath® Index 2060 Master Portfolio	147,571,357.99

Money Market Master Portfolio	50,938,545,348.93

S&P 500 Index Master Portfolio	17,619,803,693.21

Total International ex U.S. Index Master Portfolio	911,707,975.19

Treasury Money Market Master Portfolio	8,210,502,175.91

U.S. Total Bond Index Master Portfolio	6,167,226,972.79

Master Large Cap Series LLC

Master Advantage Large Cap Core Portfolio	3,101,341,429.00

Master Advantage Large Cap Value Portfolio	656,477,671.00

Master Large Cap Focus Growth Portfolio	835,562,649.00

Master Money LLC	10,438,132,712.73

Master Treasury LLC	1,880,877,766.56

Quantitative Master Series LLC

Master Small Cap Index Series	1,988,334,063.85

Ready Assets Government Liquidity Fund	1,591,610,988.24

Ready Assets U.S.A. Government Money Fund	29,203,844.16

Ready Assets U.S. Treasury Money Fund	132,633,659.83

Fund/Portfolio	Shares Outstanding/Number of Votes
Retirement Series Trust	Class I	Class II
Retirement Reserves Money Fund	591,511,849.600	16,645,038.550

B.    For the following Funds and Portfolios, shareholders are entitled to votes based on the dollar (and fractional dollar thereof) of net asset value (number of Shares owned times net asset value per share) of shares outstanding in such shareholder’s name on the record date. The following tables indicate the number of shares of each class of the indicated Funds outstanding on the Record Date, the aggregate net asset value of such Fund on the Record Date and the total number of votes to which each such Fund is entitled:

Fund/Portfolio	Shares Outstanding	Aggregate Net Asset Value ($)	Number of Votes
BBIF Money Fund

Class 1	172,054,196.96	1.0000	172,054,196.96

Class 2	245,413,477.51	1.0000	245,413,477.51

Class 3	621,411,382.23	1.0000	621,411,382.23

Class 4	960,720,307.42	1.0000	960,720,307.42

BBIF Treasury Fund

Class 1	16,834,473.21	1.0000	16,834,473.21

Class 2	34,862,106.67	1.0000	34,862,106.67

Class 3	190,429,303.69	1.0000	190,429,303.69

Class 4	494,522,385.66	1.0000	494,522,385.66

BLACKROCK FUNDS III

BlackRock Cash Funds: Institutional

SL Agency Shares	50,849,649,038.253	1.0003	50,864,903,932.96

BlackRock Cash Funds: Treasury

Institutional Shares	851,564,332.340	1.0000	851,564,332.34
Premium Shares	—	1.0000	—
Select Shares	—	1.0000	—
Trust Shares	—	1.0000	—
Capital Shares	—	1.0000	—
SL Agency Shares	5,599,102,004.250	1.0000	5,599,102,004.25

BlackRock LifePath® Dynamic Retirement Fund

Investor A	7,533,630.757	9.7100	73,151,554.65

Institutional	2,760,387.440	11.0300	30,447,073.46

Investor C	62,640.974	10.8600	680,280.98

Class R	103,541.365	10.9200	1,130,671.71

Class K	1,421,128.525	11.0000	15,632,413.78

BlackRock LifePath® Dynamic 2020 Fund

Investor A	13,933,147.252	14.8000	206,210,579.33

Institutional	5,136,115.647	16.1000	82,691,461.92
Investor C	210,678.685	15.8400	3,337,150.37

Class R	192,252.971	15.9900	3,074,125.02

Class K	1,965,842.972	16.0400	31,532,121.25

BlackRock LifePath® Dynamic 2025 Fund

Investor A	2,099,818.210	13.6700	28,704,514.93

Institutional	1,343,028.631	13.7000	18,399,492.24

Fund/Portfolio	Shares Outstanding	Aggregate Net Asset Value ($)	Number of Votes
Investor C	199,165.561	13.5700	2,702,676.66

Class R	337,639.243	13.6500	4,608,775.67

Class K	709,908.863	13.6800	9,711,553.25

BlackRock LifePath® Dynamic 2030 Fund

Investor A	17,586,972.732	13.9000	244,458,920.97

Institutional	5,610,551.829	14.4700	81,184,684.97

Investor C	299,401.522	14.1600	4,239,525.55

Class R	168,020.641	14.3000	2,402,695.17

Class K	2,038,969.124	14.4500	29,463,103.84

BlackRock LifePath® Dynamic 2035 Fund

Investor A	2,210,788.053	14.7800	32,675,447.42

Institutional	775,411.131	14.8100	11,483,838.85

Investor C	195,551.993	14.6000	2,855,059.10

Class R	239,884.783	14.7700	3,543,098.24

Class K	481,733.874	15.0300	7,240,460.13

BlackRock LifePath® Dynamic 2040 Fund

Investor A	11,792,690.503	16.8100	198,235,127.36

Institutional	3,429,640.501	18.4100	63,139,681.62

Investor C	162,807.895	18.0700	2,941,938.66

Class R	158,749.450	18.2200	2,892,414.98

Class K	1,692,687.921	18.5100	31,331,653.42

BlackRock LifePath® Dynamic 2045 Fund

Investor A	1,299,803.037	15.7300	20,445,901.77

Institutional	523,097.678	15.7600	8,244,019.41

Investor C	106,367.044	15.4800	1,646,561.84

Class R	224,200.943	15.6900	3,517,712.80

Class K	310,889.614	15.9300	4,952,471.55

BlackRock LifePath® Dynamic 2050 Fund

Investor A	3,720,172.988	21.8500	81,285,779.79

Institutional	792,844.748	21.9300	17,387,085.32

Investor C	67,824.395	21.5700	1,462,972.20

Class R	88,026.196	21.7700	1,916,330.29

Class K	217,293.424	22.0100	4,782,628.26

BlackRock LifePath® Dynamic 2055 Fund

Investor A	811,037.097	16.1700	13,114,469.86

Institutional	301,222.550	16.2400	4,891,854.21

Investor C	59,334.701	15.9400	945,795.13

Class R	65,066.273	16.1400	1,050,169.65

Class K	125,484.553	16.4600	2,065,475.74

Fund/Portfolio	Shares Outstanding	Aggregate Net Asset Value ($)	Number of Votes
BlackRock LifePath® Dynamic 2060 Fund

Investor A	4,962.952	11.3400	56,279.88

Institutional	2,044.424	11.3500	23,204.21

Investor C	2,520.334	11.3100	28,504.98

Class R	2,010.032	11.3300	22,773.66

Class K	194,754.449	11.3600	2,212,410.54

BlackRock LifePath Index Retirement Fund

Investor A	5,880,751.027	12.2700	72,156,815.10

Institutional	4,131,093.918	12.2900	50,771,144.25

Class K	98,929,372.370	12.2800	1,214,852,692.70

Investor P	16,353.230	12.2700	200,654.13

BlackRock LifePath® Index 2020 Fund

Investor A	13,187,355.612	12.7600	168,270,657.61

Institutional	7,364,027.985	12.7900	94,185,917.93

Class K	186,560,758.873	12.7900	2,386,112,105.99

Investor P	15,735.641	12.7600	200,786.78

BlackRock LifePath® Index 2025 Fund

Investor A	10,279,774.352	13.4500	138,262,965.03

Institutional	7,999,904.360	13.4800	107,838,710.77

Class K	210,556,147.590	13.4800	2,838,296,869.51

Investor P	14,947.683	13.4500	201,046.34

BlackRock LifePath® Index 2030 Fund

Investor A	19,182,897.823	13.8600	265,874,963.83

Institutional	9,206,302.684	13.8800	127,783,481.25

Class K	246,222,423.031	13.8700	3,415,105,007.44

Investor P	14,524.328	13.8600	201,307.19

BlackRock LifePath® Index 2035 Fund

Investor A	8,570,522.797	14.3800	123,244,117.82

Institutional	7,025,911.742	14.4200	101,313,647.32

Class K	173,805,204.473	14.4100	2,504,532,996.46

Investor P	14,025.245	14.3800	201,683.02

BlackRock LifePath® Index 2040 Fund

Investor A	12,165,212.415	14.7800	179,801,839.49

Institutional	6,973,452.818	14.8100	103,276,836.23

Class K	178,432,074.699	14.8100	2,642,579,026.29

Investor P	13,661.202	14.7800	201,912.57

BlackRock LifePath® Index 2045 Fund

Investor A	4,909,389.709	15.2000	74,622,723.58

Institutional	5,103,782.096	15.2400	77,781,639.14

Fund/Portfolio	Shares Outstanding	Aggregate Net Asset Value ($)	Number of Votes
Class K	114,887,022.783	15.2500	1,752,027,097.44

Investor P	13,289.037	15.2000	201,993.36

BlackRock LifePath® Index 2050 Fund

Investor A	5,622,026.788	15.4600	86,916,534.14

Institutional	4,994,674.622	15.5000	77,417,456.64

Class K	98,029,405.018	15.5000	1,519,455,777.78

Investor P	13,071.895	15.4600	202,091.50

BlackRock LifePath® Index 2055 Fund

Investor A	2,732,052.908	15.7600	43,057,153.83

Institutional	4,037,523.506	15.8000	63,792,871.39

Class K	46,745,914.181	15.8000	738,585,444.06

Investor P	12,820.513	15.7600	202,051.28

BlackRock LifePath® Index 2060 Fund

Investor A	249,640.587	13.9500	3,482,486.19

Institutional	226,265.602	13.9800	3,163,193.12

Class K	10,064,119.649	13.9800	140,696,392.69

Investor P	14,482.259	13.9500	202,027.51

iShares MSCI Total International Index Fund

Investor A	32,230,025.429	9.1000	293,293,231.40

Institutional	18,193,770.352	9.1300	166,109,123.31

Class K	31,966,839.965	9.4000	300,488,295.67

iShares Russell 1000 Large-Cap Index Fund

Investor A	3,413,712.764	19.4000	66,226,027.62

Institutional	2,728,054.137	19.5300	53,278,897.30

Class K	7,729,610.702	19.4600	150,418,224.26

iShares S&P 500 Index Fund

Investor A	7,272,935.815	348.5600	2,535,054,507.68

Investor C1	124,360.972	348.5700	43,348,504.01

Institutional	10,719,522.861	348.8500	3,739,505,550.06

Class K	28,931,341.966	348.9800	10,096,459,719.29

Service	1,097,370.392	348.7300	382,685,976.80

Investor P	593.280	348.5700	206,799.61

iShares U.S. Aggregate Bond Index Fund

Investor A	13,166,552.416	9.7600	128,505,551.58

Institutional	12,697,409.147	9.7700	124,053,687.37

Class K	101,648,029.830	9.7700	993,101,251.44

Investor P	20,345.880	9.7700	198,779.25

Group B Funds

A.        For the Funds/Portfolios listed in the tables below, shareholders are entitled to one vote for each share held, and each fractional share is entitled to a proportionate fractional vote. The tables below set forth the number of shares outstanding of each class of each Fund and Portfolio and the number of votes to which each such class is entitled as of September 24, 2018:

	Shares Outstanding/Number of Votes
Fund/Portfolio	Investor A	Investor C	Institutional	Class R	Service	Class K
BlackRock Funds IV

BlackRock Alternative Capital Strategies Fund	151,673.049	7,848.223	3,099,852.649	—	—	—

BlackRock Global Long/Short Credit Fund	15,738,861.349	9,575,850.413	217,497,081.397	—	—	130,292,710.588

BlackRock Impact Bond Fund	54,561.172	6,949.298	2,501,505.858	—	—	5,000.000

Fund/Portfolio	Shares Outstanding/Number of Votes
Master Investment Portfolio II

CoreAlpha Bond Master Portfolio	1,023,184,780.36

B.        For the following Funds and Portfolios, shareholders are entitled to votes based on the dollar (and fractional dollar thereof) of net asset value (number of Shares owned times net asset value per share) of shares outstanding in such shareholder’s name on the record date. The following tables indicate the number of shares of each class of the indicated Funds outstanding on the Record Date, the aggregate net asset value of such Fund on the Record Date and the total number of votes to which each such Fund is entitled:

Fund/Portfolio	Shares Outstanding	Aggregate Net Asset Value ($)	Number of Votes
BLACKROCK FUNDS VI

BlackRock CoreAlpha Bond Fund

Investor A	68,604.005	10.0000	686,040.05

Investor C	17,798.038	10.0100	178,158.36

Institutional	74,725,955.111	10.0000	747,259,551.11

Class K	35,691.611	10.0100	357,273.03

Appendix D – Compensation of the Existing Board Members and Board Nominees

Each Existing Board Member who is an Independent Board Member is paid as compensation an annual retainer of $275,000 per year for his or her services as a Board Member of all Funds in the BlackRock Equity-Liquidity Complex that are overseen by the respective Board Member, and a $15,000 Board meeting fee for each in-person Board meeting attended (and may receive a $5,000 Board meeting fee for telephonic attendance at Board meetings) for up to five Board meetings held in a calendar year (compensation for meeting in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Each Independent Board Member receives $10,000 per year for each standing Committee on which he or she serves for up to two standing Committee assignments but is not paid this amount for serving on a Committee which he or she chairs. The Chair of the Boards is paid an additional annual retainer of $120,000 and the Chair Elect of the Boards is paid an additional annual retainer of $30,000. The Chair of the Audit Committees is paid an additional annual retainer of $40,000 and the Chairs of the Compliance Committees, Governance Committees and Performance Oversight Committees are each paid an additional annual retainer of $30,000. In addition, each Independent Board Member was paid $10,000 for in-person attendance or $2,000 for telephonic attendance at each of three sessions related to the proposed realignment and consolidation of the Existing Boards and the BlackRock Fund complexes.

The following tables set forth the aggregate compensation paid to each Independent Board Member by each Fund and Portfolio during its most recently completed fiscal year and the total compensation paid to each Independent Board Member by the BlackRock Fund Complexes for the calendar year ended December 31, 2017. Each Fund/Portfolio’s fiscal year end is indicated on Appendices F and H. Mr. Fairbairn and Mr. Perlowski, the other current Board Members of the Funds who are also Board Nominees, serve without compensation from the Funds because of their affiliation with BlackRock, Inc. and its affiliates.

Existing Board Members Seeking Re-election

Fund/Portfolio	Susan J. Carter	Collette Chilton	Neil A. Cotty	Cynthia A. Montgomery	Joseph P. Platt	Mark Stalnecker	Kenneth L. Urish	Claire A. Walton

Group A Funds

BBIF Money Fund*

BBIF Treasury Fund*

BIF Money Fund*

BIF Treasury Fund*

BlackRock Asian Dragon Fund, Inc.	$1,084	$1,109	$1,084	$1,122	$1,096	$1,096	$1,109	$1,084

BlackRock Emerging Markets Fund, Inc.	$1,305	$1,342	$1,305	$1,357	$1,324	$1,320	$1,344	$1,305

BlackRock Financial Institutions Series Trust

BlackRock Summit Cash Reserves Fund	$1,004	$947	$1,004	$1,008	$931	$1,010	$1,011	$1,004

BlackRock FundsSM

BlackRock Advantage Emerging Markets Fund	$1,140	$1,082	$1,140	$1,147	$1,070	$1,163	$1,155	$1,140

BlackRock Advantage International Fund	$1,793	$1,735	$1,793	$1,823	$1,746	$1,900	$1,853	$1,793

BlackRock Advantage Large Cap Growth Fund	$1,893	$1,835	$1,893	$1,926	$1,849	$2,009	$1,959	$1,893

BlackRock Advantage Small Cap Core Fund	$1,316	$1,259	$1,316	$1,330	$1,253	$1,355	$1,344	$1,316

BlackRock Advantage Small Cap Growth Fund	$1,877	$1,819	$1,877	$1,909	$1,832	$1,978	$1,942	$1,877

BlackRock All-Cap Energy & Resources Portfolio	$1,037	$979	$1,037	$1,041	$964	$1,050	$1,045	$1,037

Fund/Portfolio	Susan J. Carter	Collette Chilton	Neil A. Cotty	Cynthia A. Montgomery	Joseph P. Platt	Mark Stalnecker	Kenneth L. Urish	Claire A. Walton
BlackRock Commodity Strategies Fund	$1,254	$1,196	$1,254	$1,265	$1,188	$1,288	$1,277	$1,254

BlackRock Emerging Markets Dividend Fund	$938	$881	$938	$939	$862	$941	$940	$938

BlackRock Emerging Markets Equity Strategies Fund	$753	$754	$753	$755	$754	$754	$755	$753

BlackRock Energy & Resources Portfolio	$1,154	$1,096	$1,154	$1,162	$1,085	$1,179	$1,170	$1,154

BlackRock Exchange Portfolio	$1,001	$1,020	$1,001	$1,030	$1,010	$1,010	$1,020	$1,001

BlackRock Global Long/Short Equity Fund	$1,812	$1,754	$1,812	$1,842	$1,765	$1,893	$1,873	$1,812

BlackRock Health Sciences Opportunities Portfolio	$9,365	$9,308	$9,365	$9,652	$9,575	$10,284	$9,938	$9,365

BlackRock High Equity Income Fund	$1,932	$1,874	$1,932	$1,966	$1,890	$2,036	$2,001	$1,932

BlackRock Impact U.S. Equity Fund	$976	$918	$976	$978	$901	$981	$980	$976

BlackRock International Dividend Fund	$1,503	$1,445	$1,503	$1,523	$1,446	$1,561	$1,543	$1,503

BlackRock Mid-Cap Growth Equity Portfolio	$2,631	$2,573	$2,631	$2,689	$2,612	$2,830	$2,747	$2,631

BlackRock Money Market Portfolio	$2,033	$2,056	$2,033	$2,152	$1,994	$2,088	$2,109	$2,033

BlackRock Real Estate Securities Fund	$771	$775	$771	$777	$773	$773	$774	$771

BlackRock Short Obligations Fund	$1,126	$1,069	$1,126	$1,134	$1,057	$1,146	$1,141	$1,126

BlackRock Tactical Opportunities Fund	$1,827	$1,769	$1,827	$1,858	$1,781	$1,928	$1,889	$1,827

BlackRock Technology Opportunities Fund	$1,959	$1,901	$1,959	$1,994	$1,917	$2,081	$2,030	$1,959

BlackRock Total Emerging Markets Fund	$1,177	$1,207	$1,177	$1,220	$1,193	$1,190	$1,208	$1,177

BlackRock Total Factor Fund	$984	$926	$984	$986	$909	$991	$989	$984

iShares Developed Real Estate Index Fund	$2,578	$2,694	$2,578	$2,757	$2,641	$2,660	$2,705	$2,578

iShares Edge MSCI Min Vol EAFE Index Fund	$1,107	$1,049	$1,107	$1,114	$1,037	$1,126	$1,120	$1,107

iShares Edge MSCI Min Vol USA Index Fund	$929	$871	$929	$929	$852	$930	$930	$929

iShares Edge MSCI Multifactor Intl Index Fund	$930	$872	$930	$930	$854	$932	$931	$930

iShares Edge MSCI Multifactor USA Index Fund	$930	$872	$930	$930	$853	$931	$931	$930

iShares Edge MSCI USA Momentum Factor Index Fund	$931	$873	$931	$931	$854	$932	$932	$931

iShares Edge MSCI USA Quality Factor Index Fund	$930	$872	$930	$930	$854	$932	$931	$930

iShares Edge MSCI USA Size Factor Index Fund	$928	$870	$928	$929	$852	$930	$929	$928

iShares Edge MSCI USA Value Factor Index Fund	$928	$871	$928	$929	$852	$930	$929	$928

iShares MSCI Asia ex Japan Index Fund	$1,020	$962	$1,020	$1,023	$946	$1,027	$1,027	$1,020

iShares MSCI Developed World Index Fund	$2,068	$2,010	$2,068	$2,107	$2,030	$2,179	$2,146	$2,068

iShares Russell Mid-Cap Index Fund	$2,271	$2,214	$2,271	$2,317	$2,241	$2,375	$2,364	$2,271

iShares Russell Small/Mid-Cap Index Fund	$1,052	$995	$1,052	$1,057	$980	$1,065	$1,062	$1,052

iShares Short-Term TIPS Bond Index Fund	$726	$728	$726	$728	$726	$726	$727	$726

iShares Total U.S. Stock Market Index Fund	$1,995	$1,937	$1,995	$2,032	$1,955	$2,099	$2,068	$1,995

BlackRock Funds III

BlackRock Cash Funds: Institutional*

BlackRock Cash Funds: Treasury*

BlackRock LifePath® Dynamic Retirement Fund*

BlackRock LifePath® Dynamic 2020 Fund*

BlackRock LifePath® Dynamic 2025 Fund*

BlackRock LifePath® Dynamic 2030 Fund*

Fund/Portfolio	Susan J. Carter	Collette Chilton	Neil A. Cotty	Cynthia A. Montgomery	Joseph P. Platt	Mark Stalnecker	Kenneth L. Urish	Claire A. Walton
BlackRock LifePath® Dynamic 2035 Fund*

BlackRock LifePath® Dynamic 2040 Fund*

BlackRock LifePath® Dynamic 2045 Fund*

BlackRock LifePath® Dynamic 2050 Fund*

BlackRock LifePath® Dynamic 2055 Fund*

BlackRock LifePath® Dynamic 2060 Fund*

BlackRock LifePath® Index Retirement Fund*

BlackRock LifePath® Index 2020 Fund*

BlackRock LifePath® Index 2025 Fund*

BlackRock LifePath® Index 2030 Fund*

BlackRock LifePath® Index 2035 Fund*

BlackRock LifePath® Index 2040 Fund*

BlackRock LifePath® Index 2045 Fund*

BlackRock LifePath® Index 2050 Fund*

BlackRock LifePath® Index 2055 Fund*

BlackRock LifePath® Index 2060 Fund*

iShares MSCI Total International Index Fund*

iShares Russell 1000 Large-Cap Index Fund*

iShares S&P 500 Index Fund*

iShares U.S. Aggregate Bond Index Fund*

BlackRock Index Funds, Inc.

iShares MSCI EAFE International Index Fund	$12,353	$13,034	$12,353	$13,428	$12,747	$12,747	$13,142	$12,353

iShares Russell 2000 Small-Cap Index Fund*

BlackRock Large Cap Series Funds, Inc.

BlackRock Advantage Large Cap Core Fund*

BlackRock Advantage Large Cap Value Fund*

BlackRock Event Driven Equity Fund	$1,384	$1,327	$1,384	$1,400	$1,323	$1,441	$1,416	$1,384

BlackRock Large Cap Focus Growth Fund*

BlackRock Latin America Fund, Inc.	$1,014	$1,034	$1,014	$1,042	$1,024	$1,022	$1,034	$1,014

BlackRock Liquidity Funds

California Money Fund	$752	$754	$752	$755	$753	$753	$754	$752

Federal Trust Fund	$2,802	$2,958	$2,802	$3,017	$2,873	$2,861	$2,943	$2,802

FedFund	$51,098	$54,521	$51,098	$55,980	$52,806	$52,558	$54,514	$51,098

MuniCash	$2,319	$2,437	$2,319	$2,486	$2,373	$2,368	$2,427	$2,319

MuniFund	$861	$870	$861	$875	$865	$865	$870	$861

New York Money Fund	$733	$734	$733	$734	$733	$733	$734	$733

TempCash	$975	$985	$975	$992	$983	$982	$992	$975

TempFund	$8,717	$9,258	$8,717	$9,460	$8,988	$8,919	$9,259	$8,717

T-Fund	$33,597	$35,771	$33,597	$36,685	$34,711	$34,512	$35,826	$33,597

Treasury Trust Fund	$15,632	$16,666	$15,632	$17,091	$16,137	$16,056	$16,643	$15,632

Fund/Portfolio	Susan J. Carter	Collette Chilton	Neil A. Cotty	Cynthia A. Montgomery	Joseph P. Platt	Mark Stalnecker	Kenneth L. Urish	Claire A. Walton
BlackRock Series, Inc.

BlackRock International Fund	$1,649	$1,711	$1,649	$1,737	$1,680	$1,675	$1,711	$1,649

Funds For Institutions Series

BlackRock Premier Government Institutional Fund*

BlackRock Select Treasury Strategies Institutional Fund*

BlackRock Treasury Strategies Institutional Fund*

FFI Government Fund	$967	$909	$967	$969	$892	$970	$971	$967

FFI Treasury Fund	$1,154	$1,097	$1,154	$1,162	$1,086	$1,168	$1,171	$1,154

Master Institutional Money Market LLC

Master Premier Government Institutional Portfolio	$2,078	$2,021	$2,078	$2,118	$2,041	$2,129	$2,158	$2,078

Master Treasury Strategies Institutional Portfolio	$1,626	$1,569	$1,626	$1,650	$1,574	$1,662	$1,675	$1,626

Master Investment Portfolio

Active Stock Master Portfolio	$1,548	$1,605	$1,548	$1,633	$1,576	$1,576	$1,605	$1,548

International Tilts Master Portfolio	$991	$1,011	$991	$1,020	$1,000	$1,000	$1,009	$991

Large Cap Index Master Portfolio	$8,931	$9,469	$8,931	$9,747	$9,210	$9,210	$9,488	$8,931

LifePath® Dynamic Retirement Master Portfolio	$954	$970	$954	$978	$962	$962	$970	$954

LifePath® Dynamic 2020 Master Portfolio	$1,376	$1,421	$1,376	$1,444	$1,398	$1,398	$1,421	$1,376

LifePath® Dynamic 2025 Master Portfolio	$816	$822	$816	$826	$819	$819	$823	$816

LifePath® Dynamic 2030 Master Portfolio	$1,399	$1,446	$1,399	$1,470	$1,423	$1,423	$1,446	$1,399

LifePath® Dynamic 2035 Master Portfolio	$803	$809	$803	$812	$806	$806	$809	$803

LifePath® Dynamic 2040 Master Portfolio	$1,267	$1,304	$1,267	$1,323	$1,286	$1,286	$1,304	$1,267

LifePath® Dynamic 2045 Master Portfolio	$772	$776	$772	$778	$774	$774	$776	$772

LifePath® Dynamic 2050 Master Portfolio	$902	$914	$902	$920	$908	$908	$914	$902

LifePath® Dynamic 2055 Master Portfolio	$746	$748	$746	$749	$747	$747	$748	$746

LifePath® Dynamic 2060 Master Portfolio	$287	$287	$287	$287	$287	$287	$287	$287

LifePath® Index Retirement Master Portfolio	$2,284	$2,389	$2,284	$2,442	$2,337	$2,337	$2,390	$2,284

LifePath® Index 2020 Master Portfolio	$3,918	$4,131	$3,918	$4,240	$4,026	$4,026	$4,134	$3,918

LifePath® Index 2025 Master Portfolio	$3,689	$3,884	$3,689	$3,985	$3,789	$3,789	$3,890	$3,689

LifePath® Index 2030 Master Portfolio	$4,600	$4,855	$4,600	$4,986	$4,731	$4,731	$4,863	$4,600

LifePath® Index 2035 Master Portfolio	$3,189	$3,351	$3,189	$3,435	$3,273	$3,273	$3,356	$3,189

LifePath® Index 2040 Master Portfolio	$3,530	$3,714	$3,530	$3,809	$3,625	$3,625	$3,721	$3,530

LifePath® Index 2045 Master Portfolio	$2,255	$2,354	$2,255	$2,406	$2,307	$2,307	$2,359	$2,255

LifePath® Index 2050 Master Portfolio	$2,134	$2,226	$2,134	$2,274	$2,182	$2,182	$2,230	$2,134

LifePath® Index 2055 Master Portfolio	$1,312	$1,351	$1,312	$1,371	$1,333	$1,333	$1,353	$1,312

LifePath® Index 2060 Master Portfolio	$763	$765	$763	$766	$764	$764	$766	$763

Money Market Master Portfolio	$30,922	$32,940	$30,922	$33,964	$31,946	$31,946	$32,970	$30,922

S&P 500 Index Master Portfolio	$19,496	$20,773	$19,496	$21,409	$20,132	$20,132	$20,769	$19,496

Total International ex U.S. Index Master Portfolio	$2,438	$2,562	$2,438	$2,620	$2,496	$2,496	$2,555	$2,438

Treasury Money Market Master Portfolio	$5,105	$5,397	$5,105	$5,546	$5,253	$5,253	$5,402	$5,105

U.S. Total Bond Index Master Portfolio	$6,767	$7,161	$6,767	$7,366	$6,972	$6,972	$7,177	$6,767

Fund/Portfolio	Susan J. Carter	Collette Chilton	Neil A. Cotty	Cynthia A. Montgomery	Joseph P. Platt	Mark Stalnecker	Kenneth L. Urish	Claire A. Walton
Master Large Cap Series LLC

Master Advantage Large Cap Core Portfolio	$4,643	$4,585	$4,643	$4,769	$4,692	$5,063	$4,895	$4,643

Master Advantage Large Cap Value Portfolio	$1,904	$1,846	$1,904	$1,937	$1,861	$2,005	$1,971	$1,904

Master Large Cap Focus Growth Portfolio	$2,265	$2,208	$2,265	$2,311	$2,234	$2,357	$2,357	$2,265

Master Money LLC	$18,540	$19,855	$18,540	$20,511	$19,060	$19,547	$19,735	$18,540

Master Treasury LLC	$3,943	$4,115	$3,943	$4,276	$3,969	$4,115	$4,148	$3,943

Quantitative Master Series LLC

Master Small Cap Index Series	$2,125	$2,213	$2,125	$2,260	$2,173	$2,173	$2,221	$2,125

Ready Assets Government Liquidity Fund	$3,635	$3,577	$3,635	$3,727	$3,650	$3,808	$3,819	$3,635

Ready Assets U.S.A. Government Money Fund	$976	$919	$976	$979	$902	$980	$981	$976

Ready Assets U.S. Treasury Money Fund	$1,244	$1,186	$1,244	$1,255	$1,178	$1,264	$1,266	$1,244

Retirement Series Trust

Retirement Reserves Money Fund	$2,086	$2,029	$2,086	$2,126	$2,049	$2,159	$2,166	$2,086

Group B Funds

BlackRock Funds IV

BlackRock Alternative Capital Strategies Fund**	$762	$765	$762	$767	$764	$764	$765	$762

BlackRock Global Long/Short Credit Fund**	$6,617	$6,560	$6,617	$6,811	$6,734	$7,132	$7,004	$6,617

BlackRock Impact Bond Fund**	$945	$888	$945	$946	$870	$948	$948	$945

BlackRock Funds VI

BlackRock CoreAlpha Bond Fund*

Master Investment Portfolio II

CoreAlpha Bond Master Portfolio**	$1,789	$1,864	$1,789	$1,901	$1,826	$1,826	$1,862	$1,789

Total Compensation from the BlackRock Fund Complexes[1]	$370,000	$390,000	$370,000	$400,000	$365,000	$380,000	$390,000	$370,000

*	The Fund is a Feeder Fund and paid no compensation.
**	Information shown is that of the corresponding Predecessor Portfolio.
[1]

The BlackRock Fund Complexes include the Equity-Liquidity Complex, the Equity-Bond Complex, the Closed-End Complex and the iShares exchange-traded fund Complex. Amounts reflected represent the aggregate compensation paid to the Board Nominee for the calendar year ended December 31, 2017.

Existing Board Members Not Seeking Re-election and Retired Board Members1

Fund/Portfolio	Rodney D. Johnson	Robert C. Robb, Jr.	Frederick W. Winter

Group A Funds

BBIF Money Fund*

BBIF Treasury Fund*

BIF Money Fund*

BIF Treasury Fund*

BlackRock Asian Dragon Fund, Inc.	$1,208	$1,109	$1,084

BlackRock Emerging Markets Fund, Inc.	$1,502	$1,342	$1,305

BlackRock Financial Institutions Series Trust

BlackRock Summit Cash Reserves Fund	$1,132	$1,101	$1,024

Fund/Portfolio	Rodney D. Johnson	Robert C. Robb, Jr.	Frederick W. Winter
BlackRock FundsSM

BlackRock Advantage Emerging Markets Fund	$1,313	$1,236	$1,159

BlackRock Advantage International Fund	$2,186	$1,889	$1,812

BlackRock Advantage Large Cap Growth Fund	$2,320	$1,989	$1,912

BlackRock Advantage Small Cap Core Fund	$1,550	$1,413	$1,336

BlackRock Advantage Small Cap Growth Fund	$2,299	$1,973	$1,896

BlackRock All-Cap Energy & Resources Portfolio	$1,173	$1,133	$1,056

BlackRock Commodity Strategies Fund	$1,466	$1,350	$1,273

BlackRock Emerging Markets Dividend Fund	$1,042	$1,035	$958

BlackRock Emerging Markets Equity Strategies Fund	$765	$754	$753

BlackRock Energy & Resources Portfolio	$1,331	$1,250	$1,173

BlackRock Exchange Portfolio	$1,097	$1,020	$1,001

BlackRock Global Long/Short Equity Fund	$2,213	$1,908	$1,831

BlackRock Health Sciences Opportunities Portfolio	$12,326	$9,461	$9,385

BlackRock High Equity Income Fund	$2,373	$2,028	$1,951

BlackRock Impact U.S. Equity Fund	$1,094	$1,072	$995

BlackRock International Dividend Fund	$1,798	$1,599	$1,522

BlackRock Mid-Cap Growth Equity Portfolio	$3,309	$2,727	$2,650

BlackRock Money Market Portfolio	$2,510	$2,210	$2,052

BlackRock Real Estate Securities Fund	$789	$775	$771

BlackRock Short Obligations Fund	$1,295	$1,222	$1,146

BlackRock Tactical Opportunities Fund	$2,232	$1,923	$1,846

BlackRock Technology Opportunities Fund	$2,408	$2,055	$1,978

BlackRock Total Emerging Markets Fund	$1,332	$1,207	$1,177

BlackRock Total Factor Fund	$1,104	$1,080	$1,003

iShares Developed Real Estate Index Fund	$3,209	$2,694	$2,578

iShares Edge MSCI Min Vol EAFE Index Fund	$1,269	$1,203	$1,126

iShares Edge MSCI Min Vol USA Index Fund	$1,031	$1,025	$948

iShares Edge MSCI Multifactor Intl Index Fund	$1,032	$1,026	$949

iShares Edge MSCI Multifactor USA Index Fund	$1,032	$1,026	$949

iShares Edge MSCI USA Momentum Factor Index Fund	$1,033	$1,027	$950

iShares Edge MSCI USA Quality Factor Index Fund	$1,032	$1,026	$949

iShares Edge MSCI USA Size Factor Index Fund	$1,030	$1,024	$947

iShares Edge MSCI USA Value Factor Index Fund	$1,030	$1,024	$947

iShares MSCI Asia ex Japan Index Fund	$1,152	$1,116	$1,039

iShares MSCI Developed World Index Fund	$2,556	$2,164	$2,087

iShares Russell Mid-Cap Index Fund	$2,828	$2,368	$2,291

iShares Russell Small/Mid-Cap Index Fund	$1,196	$1,148	$1,072

iShares Short-Term TIPS Bond Index Fund	$729	$728	$726

iShares Total U.S. Stock Market Index Fund	$2,458	$2,091	$2,014

Fund/Portfolio	Rodney D. Johnson	Robert C. Robb, Jr.	Frederick W. Winter
BlackRock Funds III

BlackRock Cash Funds: Institutional*

BlackRock Cash Funds: Treasury*

BlackRock LifePath® Dynamic Retirement Fund*

BlackRock LifePath® Dynamic 2020 Fund*

BlackRock LifePath® Dynamic 2025 Fund*

BlackRock LifePath® Dynamic 2030 Fund*

BlackRock LifePath® Dynamic 2035 Fund*

BlackRock LifePath® Dynamic 2040 Fund*

BlackRock LifePath® Dynamic 2045 Fund*

BlackRock LifePath® Dynamic 2050 Fund*

BlackRock LifePath® Dynamic 2055 Fund*

BlackRock LifePath® Dynamic 2060 Fund*

BlackRock LifePath® Index Retirement Fund*

BlackRock LifePath® Index 2020 Fund*

BlackRock LifePath® Index 2025 Fund*

BlackRock LifePath® Index 2030 Fund*

BlackRock LifePath® Index 2035 Fund*

BlackRock LifePath® Index 2040 Fund*

BlackRock LifePath® Index 2045 Fund*

BlackRock LifePath® Index 2050 Fund*

BlackRock LifePath® Index 2055 Fund*

BlackRock LifePath® Index 2060 Fund*

iShares MSCI Total International Index Fund*

iShares Russell 1000 Large-Cap Index Fund*

iShares S&P 500 Index Fund*

iShares U.S. Aggregate Bond Index Fund*

BlackRock Index Funds, Inc.

iShares MSCI EAFE International Index Fund	$16,297	$13,034	$12,353

iShares Russell 2000 Small-Cap Index Fund*

BlackRock Large Cap Series Funds, Inc.

BlackRock Advantage Large Cap Core Fund*

BlackRock Advantage Large Cap Value Fund*

BlackRock Event Driven Equity Fund	$1,639	$1,481	$1,404

BlackRock Large Cap Focus Growth Fund*

BlackRock Latin America Fund, Inc.	$1,113	$1,034	$1,014

BlackRock Liquidity Funds

California Money Fund	$763	$754	$752

Federal Trust Fund	$3,508	$2,958	$2,802

FedFund	$68,175	$54,521	$51,098

Fund/Portfolio	Rodney D. Johnson	Robert C. Robb, Jr.	Frederick W. Winter
MuniCash	$2,861	$2,437	$2,319

MuniFund	$908	$870	$861

New York Money Fund	$737	$734	$733

TempCash	$1,061	$985	$975

TempFund	$11,428	$9,258	$8,717

T-Fund	$44,741	$35,771	$33,597

Treasury Trust Fund	$20,686	$16,666	$15,632

BlackRock Series, Inc.

BlackRock International Fund	$1,963	$1,711	$1,649

Funds For Institutions Series

BlackRock Premier Government Institutional Fund*

BlackRock Select Treasury Strategies Institutional Fund*

BlackRock Treasury Strategies Institutional Fund*

FFI Government Fund	$1,082	$1,063	$986

FFI Treasury Fund	$1,333	$1,250	$1,173

Master Institutional Money Market LLC

Master Premier Government Institutional Portfolio	$2,570	$2,175	$2,098

Master Treasury Strategies Institutional Portfolio	$1,965	$1,722	$1,645

Master Investment Portfolio

Active Stock Master Portfolio	$1,830	$1,605	$1,548

International Tilts Master Portfolio	$1,083	$1,011	$991

Large Cap Index Master Portfolio	$11,716	$9,469	$8,931

LifePath® Dynamic Retirement Master Portfolio	$1,034	$970	$954

LifePath® Dynamic 2020 Master Portfolio	$1,599	$1,421	$1,376

LifePath® Dynamic 2025 Master Portfolio	$849	$822	$816

LifePath® Dynamic 2030 Master Portfolio	$1,631	$1,446	$1,399

LifePath® Dynamic 2035 Master Portfolio	$833	$809	$803

LifePath® Dynamic 2040 Master Portfolio	$1,454	$1,304	$1,267

LifePath® Dynamic 2045 Master Portfolio	$791	$776	$772

LifePath® Dynamic 2050 Master Portfolio	$964	$914	$902

LifePath® Dynamic 2055 Master Portfolio	$755	$748	$746

LifePath® Dynamic 2060 Master Portfolio	$288	$287	$287

LifePath® Index Retirement Master Portfolio	$2,815	$2,389	$2,284

LifePath® Index 2020 Master Portfolio	$5,002	$4,131	$3,918

LifePath® Index 2025 Master Portfolio	$4,696	$3,884	$3,689

LifePath® Index 2030 Master Portfolio	$5,916	$4,855	$4,600

LifePath® Index 2035 Master Portfolio	$4,027	$3,351	$3,189

LifePath® Index 2040 Master Portfolio	$4,484	$3,714	$3,530

LifePath® Index 2045 Master Portfolio	$2,776	$2,354	$2,255

LifePath® Index 2050 Master Portfolio	$2,615	$2,226	$2,134

Fund/Portfolio	Rodney D. Johnson	Robert C. Robb, Jr.	Frederick W. Winter
LifePath® Index 2055 Master Portfolio	$1,514	$1,351	$1,312

LifePath® Index 2060 Master Portfolio	$778	$765	$763

Money Market Master Portfolio	$41,161	$32,940	$30,922

S&P 500 Index Master Portfolio	$25,861	$20,773	$19,496

Total International ex U.S. Index Master Portfolio	$3,021	$2,562	$2,438

Treasury Money Market Master Portfolio	$6,592	$5,397	$5,105

U.S. Total Bond Index Master Portfolio	$8,818	$7,161	$6,767

Master Large Cap Series LLC

Master Advantage Large Cap Core Portfolio	$6,002	$4,739	$4,662

Master Advantage Large Cap Value Portfolio	$2,335	$2,000	$1,923

Master Large Cap Focus Growth Portfolio	$2,820	$2,361	$2,284

Master Money LLC	$24,612	$20,009	$18,559

Master Treasury LLC	$5,067	$4,269	$3,962

Quantitative Master Series LLC

Master Small Cap Index Series	$2,603	$2,213	$2,125

Ready Assets Government Liquidity Fund	$4,654	$3,731	$3,654

Ready Assets U.S.A. Government Money Fund	$1,095	$1,072	$996

Ready Assets U.S. Treasury Money Fund	$1,453	$1,340	$1,263

Retirement Series Trust

Retirement Reserves Money Fund	$2,581	$2,183	$2,106

Group B Funds

BlackRock Funds IV

BlackRock Alternative Capital Strategies Fund**	$777	$765	$762

BlackRock Global Long/Short Credit Fund**	$8,647	$6,713	$6,636

BlackRock Impact Bond Fund**	$1,053	$1,041	$965

BlackRock Funds VI

BlackRock CoreAlpha Bond Fund*

Master Investment Portfolio II

CoreAlpha Bond Master Portfolio**	$2,153	$1,864	$1,789

Total Compensation from the BlackRock Fund Complexes[2]	$470,000	$390,000	$370,000

*	The Fund is a Feeder Fund and paid no compensation.
**	Information shown is that of the corresponding Predecessor Portfolio.
[1]

Retired board members David O. Beim and Dr. Matina S. Horner received aggregate compensation of $21,324 and $37,881, respectively, during the most recent fiscal year, from the Funds with fiscal years ending 10/31 (and, for Dr. Horner, 1/31, 3/31 and 12/31), for services provided as board members of such Funds. Mr. Beim and Dr. Horner retired as board members of the Funds in the Equity-Liquidity Complex effective December 31, 2016.

[2]

The BlackRock Fund Complexes include the Equity-Liquidity Complex, the Equity-Bond Complex, the Closed-End Complex and the iShares exchange-traded fund Complex. Amounts reflected represent the aggregate compensation paid to the Existing Board Member for the calendar year ended December 31, 2017.

Appendix E – Equity Securities Owned by Board Members and Board Nominees

The following tables, under the heading “Aggregate Dollar Range of Equity Securities,” set forth the dollar range of shares of each Fund beneficially owned by the Board Nominees and Existing Board Members in the Funds that they oversee or are nominated to oversee as of August 1, 2018.

As of August 1, 2018, all Existing Board Members, Board Nominees and executive officers of each Group A Fund as a group owned less than 1% of the outstanding shares of each Group A Fund, except as indicated in the table below.

Fund, Portfolio and Class	Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Portfolio Owned
BlackRock FundsSM

BlackRock Emerging Markets Equity Strategies Fund—Institutional Shares*	Mark Stalnecker	67,779.53	11.56%	5.57%

*	As of August 1, 2018, no other Existing Board Members, Board Nominees or executive officers owned any shares of BlackRock Emerging Markets Equity Strategies Fund.

As of August 1, 2018, all Existing Board Members, Board Nominees and executive officers of each Group B Fund as a group owned less than 1% of the outstanding shares of each Group B Fund.

As of August 1, 2018, none of the Independent Board Members, Board Nominees nor their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock.

Aggregate Dollar Range of Equity Securities

Board II Nominees (Group A Funds)

Name of Board II Nominee	Fund Name	Aggregate Dollar Range of Shares in Each Fund/Portfolio	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by the Group A Funds Board Nominee in the BlackRock Fund Complexes
Interested Board II Nominees:

Robert Fairbairn	None	None	Over $100,000

John M. Perlowski	BlackRock Funds: BlackRock High Equity Income Fund	$10,001-$50,000	Over $100,000

	BlackRock Liquidity Funds: MuniCash	$1-$10,000

Independent Board II Nominees:

Bruce R. Bond	None	None	Over $100,000

Susan J. Carter	BlackRock Funds: BlackRock Commodity Strategies Fund	$50,001-$100,000	Over $100,000

	BlackRock Funds: BlackRock Health Sciences Opportunities Portfolio	Over $100,000

	BlackRock Funds: BlackRock Impact U.S. Equity Fund	$50,001-$100,000

Name of Board II Nominee	Fund Name	Aggregate Dollar Range of Shares in Each Fund/Portfolio	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by the Group A Funds Board Nominee in the BlackRock Fund Complexes
	BlackRock Funds: iShares Developed Real Estate Index Fund	Over $100,000

	BlackRock Funds: iShares MSCI Developed World Index Fund	Over $100,000

	BlackRock Funds: iShares Total U.S. Stock Market Index Fund	Over $100,000

	BlackRock Funds III: BlackRock LifePath® Index 2040 Fund	Over $100,000

	BlackRock Funds III: iShares S&P 500 Index Fund	Over $100,000

	BlackRock Funds IV: BlackRock Impact Bond Fund[1]	$50,001-$100,000

	BlackRock Large Cap Series Funds, Inc.: BlackRock Event Driven Equity Fund	$50,001-$100,000

Collette Chilton	BlackRock Funds III: iShares S&P 500 Index Fund	Over $100,000	Over $100,000

	BlackRock Index Funds, Inc.: iShares MSCI EAFE International Index Fund	$10,001-$50,000

	BlackRock Index Funds, Inc.: iShares Russell 2000 Small-Cap Index Fund	$50,001-$100,000

Neil A. Cotty	BIF Money Fund	Over $100,000	Over $100,000

	BlackRock Liquidity Funds: MuniCash	Over $100,000

	BlackRock Large Cap Series Funds, Inc.: BlackRock Advantage Large Cap Core Fund	Over $100,000

	BlackRock Large Cap Series Funds, Inc.: BlackRock Large Cap Focus Growth Fund	Over $100,000

Lena G. Goldberg	None	None	Over $100,000

Robert M. Hernandez	None	None	Over $100,000

Henry R. Keizer	BlackRock Funds: BlackRock Advantage Large Cap Growth Fund	$1-$10,000	Over $100,000

	BlackRock Large Cap Series Funds, Inc.: BlackRock Advantage Large Cap Value Fund	$1-$10,000

Cynthia A. Montgomery	BlackRock Funds: iShares MSCI Asia ex Japan Index Fund	Over $100,000	Over $100,000

	BlackRock Funds: iShares Total U.S. Stock Market Index Fund	Over $100,000

	BlackRock Index Funds, Inc.: iShares MSCI EAFE International Index Fund	Over $100,000

	BlackRock Index Funds, Inc.: iShares Russell 2000 Small-Cap Index Fund	Over $100,000

[1]	Information shown is that of the corresponding Predecessor Portfolio.

Name of Board II Nominee	Fund Name	Aggregate Dollar Range of Shares in Each Fund/Portfolio	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by the Group A Funds Board Nominee in the BlackRock Fund Complexes
Donald C. Opatrny	None	None	Over $100,000

Joseph P. Platt	BlackRock Funds: BlackRock Advantage Emerging Markets Fund	$10,001-$50,000	Over $100,000

	BlackRock Funds: BlackRock Commodity Strategies Fund	$10,001-$50,000

	BlackRock Funds: BlackRock Health Sciences Opportunities Portfolio	$50,001-$100,000

	BlackRock Funds: BlackRock Real Estate Securities Fund	Over $100,000

	BlackRock Funds III: iShares Russell 1000 Large-Cap Index Fund	Over $100,000

	BlackRock Funds IV: BlackRock Global Long/Short Credit Fund[1]	Over $100,000

Mark Stalnecker	BlackRock Funds: BlackRock Emerging Markets Equity Strategies Fund	Over $100,000	Over $100,000

	BlackRock Funds: BlackRock Total Factor Fund	Over $100,000

Kenneth L. Urish	BlackRock Funds: BlackRock Advantage Emerging Markets Fund	$1-$10,000	Over $100,000

	BlackRock Funds: BlackRock Advantage International Fund	$10,001-$50,000

	BlackRock Funds: BlackRock Commodity Strategies Fund	$1-$10,000

	BlackRock Funds: BlackRock Global Long/Short Equity Fund	$10,001-$50,000

	BlackRock Funds: BlackRock Health Sciences Opportunities Portfolio	$10,001-$50,000

	BlackRock Funds: BlackRock High Equity Income Fund	Over $100,000

	BlackRock Funds: BlackRock International Dividend Fund	$1-$10,000

	BlackRock Funds: BlackRock Money Market Portfolio	Over $100,000

	BlackRock Funds IV: BlackRock Global Long/Short Credit Fund[1]	$1-$10,000

Claire A. Walton	BlackRock Funds: BlackRock Advantage Small Cap Growth Fund	Over $100,000	Over $100,000

	BlackRock Funds: BlackRock Commodity Strategies Fund	Over $100,000

	BlackRock Funds: BlackRock Health Sciences Opportunities Portfolio	Over $100,000

Name of Board II Nominee	Fund Name	Aggregate Dollar Range of Shares in Each Fund/Portfolio	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by the Group A Funds Board Nominee in the BlackRock Fund Complexes
	BlackRock Funds: BlackRock Global Long/Short Credit Fund[1]	Over $100,000

	BlackRock Funds: BlackRock Impact U.S. Equity Fund	Over $100,000

	BlackRock Funds: BlackRock Real Estate Securities Fund	Over $100,000

	BlackRock Large Cap Series Funds, Inc.: BlackRock Event Driven Equity Fund	Over $100,000

Board I Nominees (Group B Funds)

Name of Board I Nominee	Fund Name	Aggregate Dollar Range of Shares in Each Fund/Portfolio	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by the Group B Funds Board Nominee in the BlackRock Fund Complexes
Interested Board I Nominees:

Robert Fairbairn	None	None	Over $100,000

John M. Perlowski	BlackRock Funds: BlackRock High Equity Income Fund	$10,001-$50,000	Over $100,000

	BlackRock Liquidity Funds: MuniCash	$1-$10,000

Independent Board I Nominees:

Michael J. Castellano	None	None	Over $100,000

Richard E. Cavanagh	None	None	Over $100,000

Cynthia L. Egan	None	None	Over $100,000

Frank J. Fabozzi	None	None	Over $100,000

Henry Gabbay	None	None	Over $100,000

R. Glenn Hubbard	None	None	Over $100,000

W. Carl Kester	None	None	Over $100,000

Catherine A. Lynch	None	None	Over $100,000

Karen P. Robards	None	None	Over $100,000

Existing Board Members Not Seeking Re-election

Name of Existing Board Member	Fund Name	Aggregate Dollar Range of Shares in Each Fund/Portfolio	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Existing Board Members in the BlackRock Fund Complexes
Independent Board Members:

Rodney D. Johnson	BlackRock Funds: BlackRock Advantage International Fund	$50,001-$100,000	Over $100,000

	BlackRock Funds: BlackRock Health Sciences Opportunities Portfolio	Over $100,000

	BlackRock Funds: BlackRock High Equity Income Fund	$50,001-$100,000

	BlackRock Funds: BlackRock Mid-Cap Growth Equity Portfolio	Over $100,000

	BlackRock Funds: iShares Edge MSCI USA Value Factor Index Fund	Over $100,000

	BlackRock Large Cap Series Funds, Inc.: BlackRock Large Cap Focus Growth Fund	$50,001-$100,000

Robert C. Robb, Jr.	BlackRock Liquidity Funds: FedFund	Over $100,000	Over $100,000

Frederick W. Winter	BlackRock Funds: BlackRock Emerging Markets Dividend Fund	$10,001-$50,000	Over $100,000

	BlackRock Funds: BlackRock Health Sciences Opportunities Portfolio	Over $100,000

	BlackRock Funds: BlackRock High Equity Income Fund	$10,001-$50,000

	BlackRock Funds: BlackRock Technology Opportunities Fund	$10,001-$50,000

	BlackRock Funds: iShares Edge MSCI USA Quality Factor Index Fund	$10,001-$50,000

	BlackRock Funds: iShares Edge MSCI USA Quality Factor Index Fund	$10,001-$50,000

	BlackRock Funds IV: BlackRock Global Long/Short Credit Fund[1]	$10,001-$50,000

Appendix F – Meetings of the Boards

During the most recent full fiscal year for each Fund listed in the table below, the Board met the following number of times:

Group A Funds

Fund Name	Fiscal Year End	Number of Board Meetings
BBIF Money Fund	3/31	5
BBIF Treasury Fund	3/31	5
BIF Money Fund	3/31	5
BIF Treasury Fund	3/31	5
BlackRock Asian Dragon Fund, Inc.	12/31	10
BlackRock Emerging Markets Fund, Inc.	10/31	9
BlackRock Financial Institutions Series Trust
BlackRock Summit Cash Reserves Fund	4/30	6
BlackRock FundsSM
BlackRock Advantage Emerging Markets Fund	7/31	7
BlackRock Advantage International Fund	9/30	7
BlackRock Advantage Large Cap Growth Fund	9/30	7
BlackRock Advantage Small Cap Core Fund	5/31	7
BlackRock Advantage Small Cap Growth Fund	9/30	7
BlackRock All-Cap Energy & Resources Portfolio	9/30	7
BlackRock Commodity Strategies Fund	7/31	7
BlackRock Emerging Markets Dividend Fund	9/30	7
BlackRock Emerging Markets Equity Strategies Fund	12/31	9
BlackRock Energy & Resources Portfolio	9/30	7
BlackRock Exchange Portfolio	12/31	7
BlackRock Global Long/Short Equity Fund	7/31	7
BlackRock Health Sciences Opportunities Portfolio	9/30	7
BlackRock High Equity Income Fund	9/30	7
BlackRock Impact U.S. Equity Fund	5/31	7
BlackRock International Dividend Fund	9/30	7
BlackRock Mid-Cap Growth Equity Portfolio	9/30	7
BlackRock Money Market Portfolio	3/31	5
BlackRock Real Estate Securities Fund	1/31	7
BlackRock Short Obligations Fund	7/31	7
BlackRock Tactical Opportunities Fund	9/30	7
BlackRock Technology Opportunities Fund	9/30	7
BlackRock Total Emerging Markets Fund	10/31	9
BlackRock Total Factor Fund	7/31	7
iShares Developed Real Estate Index Fund	1/31	8
iShares Edge MSCI Min Vol EAFE Index Fund	7/31	7
iShares Edge MSCI Min Vol USA Index Fund	7/31	7
iShares Edge MSCI Multifactor Intl Index Fund	7/31	7
iShares Edge MSCI Multifactor USA Index Fund	7/31	7
iShares Edge MSCI USA Momentum Factor Index Fund	7/31	7
iShares Edge MSCI USA Quality Factor Index Fund	7/31	7
iShares Edge MSCI USA Size Factor Index Fund	7/31	7
iShares Edge MSCI USA Value Factor Index Fund	7/31	7

Fund Name	Fiscal Year End	Number of Board Meetings
iShares MSCI Asia ex Japan Index Fund	7/31	7
iShares MSCI Developed World Index Fund	7/31	7
iShares Russell Mid-Cap Index Fund	7/31	7
iShares Russell Small/Mid-Cap Index Fund	7/31	7
iShares Short-Term TIPS Bond Index Fund	12/31	8
iShares Total U.S. Stock Market Index Fund	7/31	7
BlackRock Funds III
BlackRock Cash Funds: Institutional	12/31	6
BlackRock Cash Funds: Treasury	12/31	6
BlackRock LifePath® Dynamic Retirement Fund	12/31	8
BlackRock LifePath® Dynamic 2020 Fund	12/31	8
BlackRock LifePath® Dynamic 2025 Fund	12/31	8
BlackRock LifePath® Dynamic 2030 Fund	12/31	8
BlackRock LifePath® Dynamic 2035 Fund	12/31	8
BlackRock LifePath® Dynamic 2040 Fund	12/31	8
BlackRock LifePath® Dynamic 2045 Fund	12/31	8
BlackRock LifePath® Dynamic 2050 Fund	12/31	8
BlackRock LifePath® Dynamic 2055 Fund	12/31	8
BlackRock LifePath® Dynamic 2060 Fund	12/31	3
BlackRock LifePath® Index Retirement Fund	12/31	8
BlackRock LifePath® Index 2020 Fund	12/31	8
BlackRock LifePath® Index 2025 Fund	12/31	8
BlackRock LifePath® Index 2030 Fund	12/31	8
BlackRock LifePath® Index 2035 Fund	12/31	8
BlackRock LifePath® Index 2040 Fund	12/31	8
BlackRock LifePath® Index 2045 Fund	12/31	8
BlackRock LifePath® Index 2050 Fund	12/31	8
BlackRock LifePath® Index 2055 Fund	12/31	8
BlackRock LifePath® Index 2060 Fund	12/31	8
iShares MSCI Total International Index Fund	12/31	8
iShares Russell 1000 Large-Cap Index Fund	12/31	8
iShares S&P 500 Index Fund	12/31	8
iShares U.S. Aggregate Bond Index Fund	12/31	8
BlackRock Index Funds, Inc.
iShares MSCI EAFE International Index Fund	12/31	8
iShares Russell 2000 Small-Cap Index Fund	12/31	8
BlackRock Large Cap Series Funds, Inc.
BlackRock Advantage Large Cap Core Fund	9/30	7
BlackRock Advantage Large Cap Value Fund	9/30	7
BlackRock Event Driven Equity Fund	9/30	7
BlackRock Large Cap Focus Growth Fund	6/30	6
BlackRock Latin America Fund, Inc.	10/31	8
BlackRock Liquidity Funds
California Money Fund	10/31	7
Federal Trust Fund	10/31	7
FedFund	10/31	7
MuniCash	10/31	7
MuniFund	10/31	7
New York Money Fund	10/31	7
TempCash	10/31	7

Fund Name	Fiscal Year End	Number of Board Meetings
TempFund	10/31	7
T-Fund	10/31	7
Treasury Trust Fund	10/31	7
BlackRock Series, Inc.
BlackRock International Fund	10/31	7
Funds For Institutions Series
BlackRock Premier Government Institutional Fund	4/30	6
BlackRock Select Treasury Strategies Institutional Fund	4/30	6
BlackRock Treasury Strategies Institutional Fund	4/30	6
FFI Government Fund	4/30	6
FFI Treasury Fund	4/30	6
Master Institutional Money Market LLC
Master Premier Government Institutional Portfolio	4/30	6
Master Treasury Strategies Institutional Portfolio	4/30	6
Master Investment Portfolio
Active Stock Master Portfolio	12/31	7
International Tilts Master Portfolio	12/31	7
Large Cap Index Master Portfolio	12/31	8
LifePath® Dynamic Retirement Master Portfolio	12/31	8
LifePath® Dynamic 2020 Master Portfolio	12/31	8
LifePath® Dynamic 2025 Master Portfolio	12/31	8
LifePath® Dynamic 2030 Master Portfolio	12/31	8
LifePath® Dynamic 2035 Master Portfolio	12/31	8
LifePath® Dynamic 2040 Master Portfolio	12/31	8
LifePath® Dynamic 2045 Master Portfolio	12/31	8
LifePath® Dynamic 2050 Master Portfolio	12/31	8
LifePath® Dynamic 2055 Master Portfolio	12/31	8
LifePath® Dynamic 2060 Master Portfolio	12/31	3
LifePath® Index Retirement Master Portfolio	12/31	8
LifePath® Index 2020 Master Portfolio	12/31	8
LifePath® Index 2025 Master Portfolio	12/31	8
LifePath® Index 2030 Master Portfolio	12/31	8
LifePath® Index 2035 Master Portfolio	12/31	8
LifePath® Index 2040 Master Portfolio	12/31	8
LifePath® Index 2045 Master Portfolio	12/31	8
LifePath® Index 2050 Master Portfolio	12/31	8
LifePath® Index 2055 Master Portfolio	12/31	8
LifePath® Index 2060 Master Portfolio	12/31	8
Money Market Master Portfolio	12/31	6
S&P 500 Index Master Portfolio	12/31	8
Total International ex U.S. Index Master Portfolio	12/31	8
Treasury Money Market Master Portfolio	12/31	6
U.S. Total Bond Index Master Portfolio	12/31	8
Master Large Cap Series LLC
Master Advantage Large Cap Core Portfolio	9/30	7
Master Advantage Large Cap Value Portfolio	9/30	7
Master Large Cap Focus Growth Portfolio	6/30	6
Master Money LLC	3/31	5
Master Treasury LLC	3/31	5

Fund Name	Fiscal Year End	Number of Board Meetings
Quantitative Master Series LLC
Master Small Cap Index Series	12/31	8
Ready Assets Government Liquidity Fund	4/30	6
Ready Assets U.S.A. Government Money Fund	4/30	6
Ready Assets U.S. Treasury Money Fund	4/30	6
Retirement Series Trust
Retirement Reserves Money Fund	4/30	6

Group B Funds

Fund Name	Fiscal Year End	Number of Board Meetings
BlackRock Funds IV
BlackRock Alternative Capital Strategies Fund*	12/31	7
BlackRock Global Long/Short Credit Fund*	7/31	7
BlackRock Impact Bond Fund*	5/31	7
BlackRock Funds VI
BlackRock CoreAlpha Bond Fund*	12/31	8
Master Investment Portfolio II
CoreAlpha Bond Master Portfolio*	12/31	8

*	Information shown is that of the corresponding Predecessor Portfolio.

Appendix G – Executive Officers of the Funds

The executive officers of each Fund who are not Board Members or Board Nominees, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below.*

Each executive officer is an “interested person” of the Funds (as defined in the Investment Company Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Executive Officers

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years
Thomas Callahan[4] 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.

Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

*

Information regarding John Perlowski, who is a Board Member and an officer of each Fund, is set forth in the Proxy Statement under “Proposals 1(a), 1(b), 2(a) and 2(b) - Election of Board Members – Board Members’/Nominees’ Biographical Information”.

G-1

[1]	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
[2]	Officers of each Fund serve at the pleasure of the Fund’s Board.
[3]	Date shown is the earliest date since which a person has served for a Fund covered by this Proxy Statement.
[4]

Mr. Callahan serves as Vice President only to BBIF Money Fund, BBIF Treasury Fund, BIF Money Fund, BIF Treasury Fund, BlackRock Financial Institutions Series Trust, BlackRock FundsSM, BlackRock Funds III, BlackRock Liquidity Funds, Funds for Institutions Series, Master Institutional Money Market LLC, Master Investment Portfolio, Master Money LLC, Master Treasury LLC, Ready Assets Government Liquidity Fund, Ready Assets U.S.A. Government Money Fund, Ready Assets U.S. Treasury Money Fund and Retirement Series Trust.

With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

G-2

Appendix H – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

Group A Funds

			Audit Fees		Audit-Related Fees
Fund Name	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BBIF Money Fund	D&T	3/31	8,160	8,198	—	2,000

BBIF Treasury Fund	D&T	3/31	8,160	8,198	—	2,000

BIF Money Fund	D&T	3/31	8,160	8,160	—	2,000

BIF Treasury Fund	D&T	3/31	8,160	8,160	—	2,000

BlackRock Asian Dragon Fund, Inc.	D&T	12/31	40,486	41,706	—	—

BlackRock Emerging Markets Fund, Inc.	D&T	10/31	38,701	39,921	—	—

BlackRock Financial Institutions Series Trust

BlackRock Summit Cash Reserves Fund	D&T	4/30	26,520	27,183	—	2,000

BlackRock Funds SM

BlackRock Advantage Emerging Markets Fund	PwC	7/31	50,000	50,000	9,000	—

BlackRock Advantage International Fund	D&T	9/30	33,150	31,892	—	—

BlackRock Advantage Large Cap Growth Fund	D&T	9/30	20,196	20,188	—	—

BlackRock Advantage Small Cap Core Fund	D&T	5/31	36,414	36,418	—	2,000

BlackRock Advantage Small Cap Growth Fund	D&T	9/30	29,682	28,502	—	—

BlackRock All-Cap Energy & Resources Portfolio	D&T	9/30	19,686	20,876	—	—

BlackRock Commodity Strategies Fund	PwC	7/31	49,600	46,550	4,000	—

BlackRock Emerging Markets Dividend Fund	D&T	9/30	36,720	35,462	—	—

BlackRock Emerging Markets Equity Strategies Fund	D&T	12/31	58,548	52,200	—	—

BlackRock Energy & Resources Portfolio	D&T	9/30	26,316	27,583	—	—

BlackRock Exchange Portfolio	D&T	12/31	17,893	19,113	—	—

BlackRock Global Long/Short Equity Fund	PwC	7/31	64,000	64,000	—	—

			Audit Fees		Audit-Related Fees
Fund Name	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Health Sciences Opportunities Portfolio	D&T	9/30	39,882	41,149	—	—

BlackRock High Equity Income Fund	D&T	9/30	23,358	24,599	—	—

BlackRock Impact U.S. Equity Fund	D&T	5/31	36,924	36,877	—	—

BlackRock International Dividend Fund	D&T	9/30	26,520	26,537	—	—

BlackRock Mid-Cap Growth Equity Portfolio	D&T	9/30	19,992	21,259	—	2,000

BlackRock Money Market Portfolio	D&T	3/31	26,520	20,145	—	2,000

BlackRock Real Estate Securities Fund	D&T	1/31	21,828	21,858	—	—

BlackRock Short Obligations Fund	PwC	7/31	22,100	22,123	4,000	—

BlackRock Tactical Opportunities Fund	D&T	9/30	64,464	65,688	—	4,000

BlackRock Technology Opportunities Fund	D&T	9/30	36,720	36,737	—	—

BlackRock Total Emerging Markets Fund	D&T	10/31	76,053	66,122	—	—

BlackRock Total Factor Fund	PwC	7/31	40,000	27,000	—	4,000

iShares Developed Real Estate Index Fund	D&T	1/31	26,520	26,000	—	—

iShares Edge MSCI Min Vol EAFE Index Fund	PwC	7/31	22,000	21,800	—	—

iShares Edge MSCI Min Vol USA Index Fund	PwC	7/31	22,000	21,800	—	—

iShares Edge MSCI Multifactor Intl Index Fund	PwC	7/31	22,000	21,800	—	—

iShares Edge MSCI Multifactor USA Index Fund	PwC	7/31	22,000	21,800	—	—

iShares Edge MSCI USA Momentum Factor Index Fund	PwC	7/31	22,000	22,000	—	—

iShares Edge MSCI USA Quality Factor Index Fund	PwC	7/31	22,000	22,000	—	—

iShares Edge MSCI USA Size Factor Index Fund	PwC	7/31	22,000	22,000	—	—

iShares Edge MSCI USA Value Factor Index Fund	PwC	7/31	22,000	22,000	—	—

iShares MSCI Asia ex Japan Index Fund	PwC	7/31	22,000	22,140	—	5,000

iShares MSCI Developed World Index Fund	PwC	7/31	22,000	22,140	—	—

iShares Russell Mid-Cap Index Fund	PwC	7/31	22,000	22,140	—	—

			Audit Fees		Audit-Related Fees
Fund Name	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
iShares Russell Small/Mid-Cap Index Fund	PwC	7/31	22,000	21,800	—	—

iShares Short-Term TIPS Bond Index Fund	D&T	12/31	20,849	18,216	—	—

iShares Total U.S. Stock Market Index Fund	PwC	7/31	22,000	21,800	—	—

BlackRock Funds III

BlackRock Cash Funds: Institutional	PwC	12/31	11,023	11,148	—	—

BlackRock Cash Funds: Treasury	PwC	12/31	11,023	11,148	—	—

BlackRock LifePath® Dynamic Retirement Fund	PwC	12/31	11,023	11,148	1,222	—

BlackRock LifePath® Dynamic 2020 Fund	PwC	12/31	11,023	11,148	1,222	—

BlackRock LifePath® Dynamic 2025 Fund	PwC	12/31	11,023	11,148	1,222	—

BlackRock LifePath® Dynamic 2030 Fund	PwC	12/31	11,023	11,148	1,222	—

BlackRock LifePath® Dynamic 2035 Fund	PwC	12/31	11,023	11,148	1,222	—

BlackRock LifePath® Dynamic 2040 Fund	PwC	12/31	11,023	11,148	1,222	—

BlackRock LifePath® Dynamic 2045 Fund	PwC	12/31	11,023	11,148	1,222	—

BlackRock LifePath® Dynamic 2050 Fund	PwC	12/31	11,023	11,148	1,222	—

BlackRock LifePath® Dynamic 2055 Fund	PwC	12/31	11,023	11,148	1,222	—

BlackRock LifePath® Dynamic 2060 Fund (1)	PwC	12/31	9,921	—	—	—

BlackRock LifePath® Index Retirement Fund	PwC	12/31	11,023	11,148	—	—

BlackRock LifePath® Index 2020 Fund	PwC	12/31	11,023	11,148	—	—

BlackRock LifePath® Index 2025 Fund	PwC	12/31	11,023	11,148	—	—

BlackRock LifePath® Index 2030 Fund	PwC	12/31	11,023	11,148	—	—

BlackRock LifePath® Index 2035 Fund	PwC	12/31	11,023	11,148	—	—

BlackRock LifePath® Index 2040 Fund	PwC	12/31	11,023	11,148	—	—

BlackRock LifePath® Index 2045 Fund	PwC	12/31	11,023	11,148	—	—

BlackRock LifePath® Index 2050 Fund	PwC	12/31	11,023	11,148	—	—

BlackRock LifePath® Index 2055 Fund	PwC	12/31	11,023	11,148	—	—

BlackRock LifePath® Index 2060 Fund	PwC	12/31	11,023	9,865	—	—

iShares MSCI Total International Index Fund	PwC	12/31	11,023	11,148	—	—

			Audit Fees		Audit-Related Fees
Fund Name	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
iShares Russell 1000 Large-Cap Index Fund	PwC	12/31	11,023	11,148	—	—

iShares S&P 500 Index Fund	PwC	12/31	11,023	11,148	—	—

iShares U.S. Aggregate Bond Index Fund	PwC	12/31	11,023	11,148	—	—

BlackRock Index Funds, Inc.

iShares MSCI EAFE International Index Fund	D&T	12/31	32,440	33,660	6,000	—

iShares Russell 2000 Small-Cap Index Fund	D&T	12/31	8,339	7,689	—	—

BlackRock Large Cap Series Funds, Inc.

BlackRock Advantage Large Cap Core Fund	D&T	9/30	8,160	8,160	—	—

BlackRock Advantage Large Cap Value Fund	D&T	9/30	8,160	8,160	—	—

BlackRock Event Driven Equity Fund	D&T	9/30	29,376	29,325	—	—

BlackRock Large Cap Focus Growth Fund	D&T	6/30	8,160	8,160	—	—

BlackRock Latin America Fund, Inc.	D&T	10/31	37,273	38,493	—	—

BlackRock Liquidity Funds

California Money Fund	D&T	10/31	27,680	22,606	1,000	—

Federal Trust Fund	D&T	10/31	27,680	27,030	1,000	—

FedFund	D&T	10/31	31,250	30,600	5,500	4,500

MuniCash	D&T	10/31	26,864	26,214	1,000	—

MuniFund	D&T	10/31	25,500	24,850	1,000	—

New York Money Fund	D&T	10/31	27,680	22,606	1,000	—

TempCash	D&T	10/31	25,857	25,207	1,000	—

TempFund	D&T	10/31	33,290	32,640	1,000	4,500

T-Fund	D&T	10/31	31,250	30,600	1,000	—

Treasury Trust Fund	D&T	10/31	25,500	24,850	1,000	—

BlackRock Series, Inc.

BlackRock International Fund	PwC	10/31	29,000	7,510	—	—

Funds For Institutions Series

BlackRock Premier Government Institutional Fund	D&T	4/30	8,160	9,218	—	4,000

			Audit Fees		Audit-Related Fees
Fund Name	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Select Treasury Strategies Institutional Fund	D&T	4/30	8,160	9,830	—	4,000

BlackRock Treasury Strategies Institutional Fund	D&T	4/30	8,160	9,218	—	4,000

FFI Government Fund	D&T	4/30	26,520	32,997	—	4,000

FFI Treasury Fund	D&T	4/30	24,480	30,702	—	4,000

Master Institutional Money Market LLC

Master Premier Government Institutional Portfolio	D&T	4/30	26,520	38,199	—	2,000

Master Treasury Strategies Institutional Portfolio	D&T	4/30	24,480	38,199	—	2,000

Master Investment Portfolio

Active Stock Master Portfolio	PwC	12/31	20,791	20,991	—	—

International Tilts Master Portfolio	PwC	12/31	20,791	20,991	—	—

Large Cap Index Master Portfolio	PwC	12/31	20,791	20,991	—	—

LifePath® Dynamic Retirement Master Portfolio	PwC	12/31	15,257	15,407	1,222	—

LifePath® Dynamic 2020 Master Portfolio	PwC	12/31	15,257	15,407	1,222	—

LifePath® Dynamic 2025 Master Portfolio	PwC	12/31	15,257	15,407	1,222	—

LifePath® Dynamic 2030 Master Portfolio	PwC	12/31	15,257	15,407	1,222	—

LifePath® Dynamic 2035 Master Portfolio	PwC	12/31	15,257	15,407	1,222	—

LifePath® Dynamic 2040 Master Portfolio	PwC	12/31	15,257	15,407	1,222	—

LifePath® Dynamic 2045 Master Portfolio	PwC	12/31	15,257	15,407	1,222	—

LifePath® Dynamic 2050 Master Portfolio	PwC	12/31	15,257	15,407	1,222	—

LifePath® Dynamic 2055 Master Portfolio	PwC	12/31	15,257	15,407	1,222	—

LifePath® Dynamic 2060 Master Portfolio (1)	PwC	12/31	13,731	—	—	—

LifePath® Index Retirement Master Portfolio	PwC	12/31	12,857	13,007	—	—

LifePath® Index 2020 Master Portfolio	PwC	12/31	12,857	13,007	—	—

LifePath® Index 2025 Master Portfolio	PwC	12/31	12,857	13,007	—	—

LifePath® Index 2030 Master Portfolio	PwC	12/31	12,857	13,007	—	—

LifePath® Index 2035 Master Portfolio	PwC	12/31	12,857	13,007	—	—

			Audit Fees		Audit-Related Fees
Fund Name	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
LifePath® Index 2040 Master Portfolio	PwC	12/31	12,857	13,007	—	—

LifePath® Index 2045 Master Portfolio	PwC	12/31	12,857	13,007	—	—

LifePath® Index 2050 Master Portfolio	PwC	12/31	12,857	13,007	—	—

LifePath® Index 2055 Master Portfolio	PwC	12/31	12,857	13,007	—	—

LifePath® Index 2060 Master Portfolio	PwC	12/31	12,857	11,511	—	—

Money Market Master Portfolio	PwC	12/31	12,407	12,507	—	—

S&P 500 Index Master Portfolio	PwC	12/31	20,791	20,991	—	—

Total International ex U.S. Index Master Portfolio	PwC	12/31	20,791	20,991	—	—

Treasury Money Market Master Portfolio	PwC	12/31	12,407	12,507	—	—

U.S. Total Bond Index Master Portfolio	PwC	12/31	24,120	24,370	—	—

Master Large Cap Series LLC

Master Advantage Large Cap Core Portfolio	D&T	9/30	36,210	36,202	—	—

Master Advantage Large Cap Value Portfolio	D&T	9/30	33,150	33,142	—	—

Master Large Cap Focus Growth Portfolio	D&T	6/30	33,150	33,142	—	—

Master Money LLC	D&T	3/31	26,520	32,997	—	—

Master Treasury LLC	D&T	3/31	24,480	26,826	—	—

Quantitative Master Series LLC

Master Small Cap Index Series	D&T	12/31	29,380	30,600	—	—

Ready Assets Government Liquidity Fund	D&T	4/30	26,520	28,110	—	2,000

Ready Assets U.S.A. Government Money Fund	D&T	4/30	26,520	27,221	—	—

Ready Assets U.S. Treasury Money Fund	D&T	4/30	24,480	23,804	—	—

Retirement Series Trust

Retirement Reserves Money Fund	D&T	4/30	26,520	27,897	—	2,000

*	“D&T” refers to Deloitte & Touche LLP and “PwC” refers to PricewaterhouseCoopers LLP.
(1)	For the period May 31, 2017 (Commencement of Operations) to December 31, 2017.

Group B Funds

			Audit Fees		Audit-Related Fees
Fund Name	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Funds IV

BlackRock Alternative Capital Strategies Fund **	D&T	12/31	65,688	60,000	—	—

BlackRock Global Long/Short Credit Fund **	PwC	7/31	69,300	69,300	—	—

BlackRock Impact Bond Fund **	D&T	5/31	56,712	51,140	—	—

BlackRock Funds VI

BlackRock CoreAlpha Bond Fund **	PwC	12/31	11,023	11,148	—	—

Master Investment Portfolio II

CoreAlpha Bond Master Portfolio **	PwC	12/31	39,538	34,888	—	—

*	“D&T” refers to Deloitte & Touche LLP and “PwC” refers to PricewaterhouseCoopers LLP.
**	Information shown is that of the corresponding Predecessor Portfolio.

Tax Fees and All Other Fees

Group A Funds

		Tax Fees*		All Other Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BBIF Money Fund	3/31	9,800	9,792	—	—

BBIF Treasury Fund	3/31	9,800	9,792	—	—

BIF Money Fund	3/31	9,800	9,792	—	—

BIF Treasury Fund	3/31	9,800	9,792	—	—

BlackRock Asian Dragon Fund, Inc.	12/31	14,727	14,427	—	—

BlackRock Emerging Markets Fund, Inc.	10/31	15,027	14,127	—	—

BlackRock Financial Institutions Series Trust

BlackRock Summit Cash Reserves Fund	4/30	9,800	9,792	—	—

BlackRock Funds SM

BlackRock Advantage Emerging Markets Fund (1)	7/31	—	—	—	—

BlackRock Advantage International Fund	9/30	14,100	14,727	—	—

		Tax Fees*		All Other Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Advantage Large Cap Growth Fund	9/30	13,100	13,407	—	—

BlackRock Advantage Small Cap Core Fund	5/31	15,500	13,407	—	—

BlackRock Advantage Small Cap Growth Fund	9/30	13,100	13,707	—	—

BlackRock All-Cap Energy & Resources Portfolio	9/30	13,100	13,707	—	—

BlackRock Commodity Strategies Fund (1)	7/31	—	—	—	—

BlackRock Emerging Markets Dividend Fund	9/30	14,100	14,727	—	—

BlackRock Emerging Markets Equity Strategies Fund	12/31	21,238	20,600	—	—

BlackRock Energy & Resources Portfolio	9/30	13,100	13,707	—	—

BlackRock Exchange Portfolio	12/31	12,852	12,852	—	—

BlackRock Global Long/Short Equity Fund (1)	7/31	—	—	—	—

BlackRock Health Sciences Opportunities Portfolio	9/30	13,100	13,707	—	—

BlackRock High Equity Income Fund	9/30	13,100	13,707	—	—

BlackRock Impact U.S. Equity Fund	5/31	15,500	14,007	—	—

BlackRock International Dividend Fund	9/30	14,100	14,727	—	—

BlackRock Mid-Cap Growth Equity Portfolio	9/30	13,100	13,707	—	—

BlackRock Money Market Portfolio	3/31	9,800	9,792	—	—

BlackRock Real Estate Securities Fund	1/31	13,100	14,007	—	—

BlackRock Short Obligations Fund (1)	7/31	—	—	—	—

BlackRock Tactical Opportunities Fund	9/30	13,100	14,307	—	—

BlackRock Technology Opportunities Fund	9/30	13,100	13,707	—	—

BlackRock Total Emerging Markets Fund	10/31	20,600	20,000	—	—

BlackRock Total Factor Fund (1)	7/31	—	—	—	—

iShares Developed Real Estate Index Fund	1/31	14,100	—	—	—

iShares Edge MSCI Min Vol EAFE Index Fund (1)	7/31	—	—	—	—

iShares Edge MSCI Min Vol USA Index Fund (1)	7/31	—	—	—	—

iShares Edge MSCI Multifactor Intl Index Fund (1)	7/31	—	—	—	—

iShares Edge MSCI Multifactor USA Index Fund (1)	7/31	—	—	—	—

iShares Edge MSCI USA Momentum Factor Index Fund (1)	7/31	—	—	—	—

iShares Edge MSCI USA Quality Factor Index Fund (1)	7/31	—	—	—	—

iShares Edge MSCI USA Size Factor Index Fund (1)	7/31	—	—	—	—

		Tax Fees*		All Other Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
iShares Edge MSCI USA Value Factor Index Fund (1)	7/31	—	—	—	—

iShares MSCI Asia ex Japan Index Fund (1)	7/31	—	—	—	—

iShares MSCI Developed World Index Fund (1)	7/31	—	—	—	—

iShares Russell Mid-Cap Index Fund (1)	7/31	—	—	—	—

iShares Russell Small/Mid-Cap Index Fund (1)	7/31	—	—	—	—

iShares Short-Term TIPS Bond Index Fund	12/31	15,440	15,402	—	—

iShares Total U.S. Stock Market Index Fund (1)	7/31	—	—	—	—

BlackRock Funds III

BlackRock Cash Funds: Institutional	12/31	2,925	2,425	—	—

BlackRock Cash Funds: Treasury	12/31	2,925	2,425	—	—

BlackRock LifePath® Dynamic Retirement Fund	12/31	8,066	7,566	—	—

BlackRock LifePath® Dynamic 2020 Fund	12/31	8,066	7,566	—	—

BlackRock LifePath® Dynamic 2025 Fund	12/31	8,066	7,566	—	—

BlackRock LifePath® Dynamic 2030 Fund	12/31	8,066	7,566	—	—

BlackRock LifePath® Dynamic 2035 Fund	12/31	8,066	7,566	—	—

BlackRock LifePath® Dynamic 2040 Fund	12/31	8,066	7,566	—	—

BlackRock LifePath® Dynamic 2045 Fund	12/31	8,066	7,566	—	—

BlackRock LifePath® Dynamic 2050 Fund	12/31	8,066	7,566	—	—

BlackRock LifePath® Dynamic 2055 Fund	12/31	8,066	7,566	—	—

BlackRock LifePath® Dynamic 2060 Fund (2)	12/31	8,066	—	—	—

BlackRock LifePath® Index Retirement Fund	12/31	8,066	7,566	—	—

BlackRock LifePath® Index 2020 Fund	12/31	8,066	7,566	—	—

BlackRock LifePath® Index 2025 Fund	12/31	8,066	7,566	—	—

BlackRock LifePath® Index 2030 Fund	12/31	8,066	7,566	—	—

BlackRock LifePath® Index 2035 Fund	12/31	8,066	7,566	—	—

BlackRock LifePath® Index 2040 Fund	12/31	8,066	7,566	—	—

BlackRock LifePath® Index 2045 Fund	12/31	8,066	7,566	—	—

BlackRock LifePath® Index 2050 Fund	12/31	8,066	7,566	—	—

BlackRock LifePath® Index 2055 Fund	12/31	8,066	7,566	—	—

BlackRock LifePath® Index 2060 Fund	12/31	8,066	7,566	—	—

iShares MSCI Total International Index Fund	12/31	8,066	7,566	—	—

		Tax Fees*		All Other Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
iShares Russell 1000 Large-Cap Index Fund	12/31	8,066	7,566	—	—

iShares S&P 500 Index Fund	12/31	8,066	7,566	—	—

iShares U.S. Aggregate Bond Index Fund	12/31	8,066	7,566	—	—

BlackRock Index Funds, Inc.

iShares MSCI EAFE International Index Fund	12/31	14,765	9,582	—	—

iShares Russell 2000 Small-Cap Index Fund	12/31	12,062	11,424	—	—

BlackRock Large Cap Series Funds, Inc.

BlackRock Advantage Large Cap Core Fund	9/30	13,100	14,007	—	—

BlackRock Advantage Large Cap Value Fund	9/30	13,100	14,007	—	—

BlackRock Event Driven Equity Fund	9/30	13,100	13,107	—	—

BlackRock Large Cap Focus Growth Fund	6/30	13,100	14,007	—	—

BlackRock Latin America Fund, Inc.	10/31	15,027	14,127	—	—

BlackRock Liquidity Funds

California Money Fund	10/31	10,812	10,812	—	—

Federal Trust Fund	10/31	9,792	9,792	—	—

FedFund	10/31	9,792	9,792	—	—

MuniCash	10/31	10,812	10,812	—	—

MuniFund	10/31	10,812	10,812	—	—

New York Money Fund	10/31	10,812	10,812	—	—

TempCash	10/31	9,792	9,792	—	—

TempFund	10/31	9,792	9,792	—	—

T-Fund	10/31	9,792	9,792	—	—

Treasury Trust Fund	10/31	9,792	9,792	—	—

BlackRock Series, Inc.

BlackRock International Fund (1)	10/31	—	—	—	—

Funds For Institutions Series

BlackRock Premier Government Institutional Fund	4/30	9,800	9,792	—	—

BlackRock Select Treasury Strategies Institutional Fund	4/30	9,800	9,792	—	—

BlackRock Treasury Strategies Institutional Fund	4/30	9,800	9,792	—	—

FFI Government Fund	4/30	9,800	9,792	—	—

		Tax Fees*		All Other Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
FFI Treasury Fund	4/30	9,800	9,792	—	—

Master Institutional Money Market LLC

Master Premier Government Institutional Portfolio	4/30	13,300	13,260	—	—

Master Treasury Strategies Institutional Portfolio	4/30	13,300	13,260	—	—

Master Investment Portfolio				—	—

Active Stock Master Portfolio	12/31	20,661	20,161	—	—

International Tilts Master Portfolio	12/31	15,626	18,460	—	—

Large Cap Index Master Portfolio	12/31	15,626	15,126	—	—

LifePath® Dynamic Retirement Master Portfolio	12/31	15,619	13,119	—	—

LifePath® Dynamic 2020 Master Portfolio	12/31	15,619	13,119	—	—

LifePath® Dynamic 2025 Master Portfolio	12/31	15,619	13,119	—	—

LifePath® Dynamic 2030 Master Portfolio	12/31	15,619	13,119	—	—

LifePath® Dynamic 2035 Master Portfolio	12/31	15,619	13,119	—	—

LifePath® Dynamic 2040 Master Portfolio	12/31	15,619	13,119	—	—

LifePath® Dynamic 2045 Master Portfolio	12/31	15,619	13,119	—	—

LifePath® Dynamic 2050 Master Portfolio	12/31	15,619	13,119	—	—

LifePath® Dynamic 2055 Master Portfolio	12/31	15,619	13,119	—	—

LifePath® Dynamic 2060 Master Portfolio (2)	12/31	15,619	—	—	—

LifePath® Index Retirement Master Portfolio	12/31	13,619	13,119	—	—

LifePath® Index 2020 Master Portfolio	12/31	13,619	13,119	—	—

LifePath® Index 2025 Master Portfolio	12/31	13,619	13,119	—	—

LifePath® Index 2030 Master Portfolio	12/31	13,619	13,119	—	—

LifePath® Index 2035 Master Portfolio	12/31	13,619	13,119	—	—

LifePath® Index 2040 Master Portfolio	12/31	13,619	13,119	—	—

LifePath® Index 2045 Master Portfolio	12/31	13,619	13,119	—	—

LifePath® Index 2050 Master Portfolio	12/31	13,619	13,119	—	—

LifePath® Index 2055 Master Portfolio	12/31	13,619	13,119	—	—

LifePath® Index 2060 Master Portfolio	12/31	13,619	13,119	—	—

Money Market Master Portfolio	12/31	—	3,633	—	—

S&P 500 Index Master Portfolio	12/31	15,626	15,126	—	—

Total International ex U.S. Index Master Portfolio	12/31	15,626	18,459	—	—

		Tax Fees*		All Other Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Treasury Money Market Master Portfolio	12/31	7,133	3,633	—	—

U.S. Total Bond Index Master Portfolio	12/31	15,626	15,126	—	—

Master Large Cap Series LLC

Master Advantage Large Cap Core Portfolio	9/30	13,500	13,815	—	—

Master Advantage Large Cap Value Portfolio	9/30	13,500	13,515	—	—

Master Large Cap Focus Growth Portfolio	6/30	13,500	13,515	—	—

Master Money LLC	3/31	13,300	13,260	—	—

Master Treasury LLC	3/31	13,300	13,260	—	—

Quantitative Master Series LLC

Master Small Cap Index Series	12/31	17,379	17,640	—	—

Ready Assets Government Liquidity Fund	4/30	9,800	9,792	—	—

Ready Assets U.S.A. Government Money Fund	4/30	9,800	9,792	—	—

Ready Assets U.S. Treasury Money Fund	4/30	9,800	9,792	—	—

Retirement Series Trust

Retirement Reserves Money Fund	4/30	9,800	9,792	—	—

*	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.
(1)	Tax services are not provided by the fund’s Independent Registered Public Accounting Firm.
(2)	For the period May 31, 2017 (Commencement of Operations) to December 31, 2017.

Group B Funds

		Tax Fees*		All Other Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)

BlackRock Funds IV

BlackRock Alternative Capital Strategies Fund **	12/31	20,638	20,000	—	—

BlackRock Global Long/Short Credit Fund (1), **	7/31	—	—	—	—

BlackRock Impact Bond Fund **	5/31	17,500	16,002	—	—

BlackRock Funds VI

BlackRock CoreAlpha Bond Fund **	12/31	8,066	7,566	—	—

Master Investment Portfolio II

CoreAlpha Bond Master Portfolio **	12/31	20,661	20,161	—	—

*	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.
**	Information shown is that of the corresponding Predecessor Portfolio.
(1)	Tax services are not provided by the fund’s Independent Registered Public Accounting Firm.

Aggregate Non-Audit Fees for Services Provided to Each Fund and its Affiliated Service

Providers Pre-Approved by the Audit Committee*

Group A Funds

		Aggregate Non-Audit Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BBIF Money Fund	3/31	9,800	11,792

BBIF Treasury Fund	3/31	9,800	11,792

BIF Money Fund	3/31	9,800	11,792

BIF Treasury Fund	3/31	9,800	11,792

BlackRock Asian Dragon Fund, Inc.	12/31	14,727	14,427

BlackRock Emerging Markets Fund, Inc.	10/31	15,027	14,127

BlackRock Financial Institutions Series Trust

BlackRock Summit Cash Reserves Fund	4/30	9,800	11,792

BlackRock Funds SM

BlackRock Advantage Emerging Markets Fund	7/31	9,000	—

BlackRock Advantage International Fund	9/30	14,100	14,727

BlackRock Advantage Large Cap Growth Fund	9/30	13,100	13,407

BlackRock Advantage Small Cap Core Fund	5/31	15,500	15,407

BlackRock Advantage Small Cap Growth Fund	9/30	13,100	13,707

BlackRock All-Cap Energy & Resources Portfolio	9/30	13,100	13,707

BlackRock Commodity Strategies Fund	7/31	4,000	—

BlackRock Emerging Markets Dividend Fund	9/30	14,100	14,727

BlackRock Emerging Markets Equity Strategies Fund	12/31	21,238	20,600

BlackRock Energy & Resources Portfolio	9/30	13,100	13,707

BlackRock Exchange Portfolio	12/31	12,852	12,852

BlackRock Global Long/Short Equity Fund	7/31	—	—

BlackRock Health Sciences Opportunities Portfolio	9/30	13,100	13,707

BlackRock High Equity Income Fund	9/30	13,100	13,707

BlackRock Impact U.S. Equity Fund	5/31	15,500	14,007

BlackRock International Dividend Fund	9/30	14,100	14,727

BlackRock Mid-Cap Growth Equity Portfolio	9/30	13,100	15,707

BlackRock Money Market Portfolio	3/31	9,800	11,792

BlackRock Real Estate Securities Fund	1/31	13,100	14,007

BlackRock Short Obligations Fund	7/31	4,000	—

BlackRock Tactical Opportunities Fund	9/30	13,100	18,307

		Aggregate Non-Audit Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Technology Opportunities Fund	9/30	13,100	13,707

BlackRock Total Emerging Markets Fund	10/31	20,600	20,000

BlackRock Total Factor Fund	7/31	—	4,000

iShares Developed Real Estate Index Fund	1/31	14,100	—

iShares Edge MSCI Min Vol EAFE Index Fund	7/31	—	—

iShares Edge MSCI Min Vol USA Index Fund	7/31	—	—

iShares Edge MSCI Multifactor Intl Index Fund	7/31	—	—

iShares Edge MSCI Multifactor USA Index Fund	7/31	—	—

iShares Edge MSCI USA Momentum Factor Index Fund	7/31	—	—

iShares Edge MSCI USA Quality Factor Index Fund	7/31	—	—

iShares Edge MSCI USA Size Factor Index Fund	7/31	—	—

iShares Edge MSCI USA Value Factor Index Fund	7/31	—	—

iShares MSCI Asia ex Japan Index Fund	7/31	—	5,000

iShares MSCI Developed World Index Fund	7/31	—	—

iShares Russell Mid-Cap Index Fund	7/31	—	—

iShares Russell Small/Mid-Cap Index Fund	7/31	—	—

iShares Short-Term TIPS Bond Index Fund	12/31	15,440	15,402

iShares Total U.S. Stock Market Index Fund	7/31	—	—

BlackRock Funds III

BlackRock Cash Funds: Institutional	12/31	2,925	2,425

BlackRock Cash Funds: Treasury	12/31	2,925	2,425

BlackRock LifePath® Dynamic Retirement Fund	12/31	9,288	7,566

BlackRock LifePath® Dynamic 2020 Fund	12/31	9,288	7,566

BlackRock LifePath® Dynamic 2025 Fund	12/31	9,288	7,566

BlackRock LifePath® Dynamic 2030 Fund	12/31	9,288	7,566

BlackRock LifePath® Dynamic 2035 Fund	12/31	9,288	7,566

BlackRock LifePath® Dynamic 2040 Fund	12/31	9,288	7,566

BlackRock LifePath® Dynamic 2045 Fund	12/31	9,288	7,566

BlackRock LifePath® Dynamic 2050 Fund	12/31	9,288	7,566

BlackRock LifePath® Dynamic 2055 Fund	12/31	9,288	7,566

BlackRock LifePath® Dynamic 2060 Fund (1)	12/31	8,066	—

BlackRock LifePath® Index Retirement Fund	12/31	8,066	7,566

BlackRock LifePath® Index 2020 Fund	12/31	8,066	7,566

BlackRock LifePath® Index 2025 Fund	12/31	8,066	7,566

BlackRock LifePath® Index 2030 Fund	12/31	8,066	7,566

BlackRock LifePath® Index 2035 Fund	12/31	8,066	7,566

		Aggregate Non-Audit Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock LifePath® Index 2040 Fund	12/31	8,066	7,566

BlackRock LifePath® Index 2045 Fund	12/31	8,066	7,566

BlackRock LifePath® Index 2050 Fund	12/31	8,066	7,566

BlackRock LifePath® Index 2055 Fund	12/31	8,066	7,566

BlackRock LifePath® Index 2060 Fund	12/31	8,066	7,566

iShares MSCI Total International Index Fund	12/31	8,066	7,566

iShares Russell 1000 Large-Cap Index Fund	12/31	8,066	7,566

iShares S&P 500 Index Fund	12/31	8,066	7,566

iShares U.S. Aggregate Bond Index Fund	12/31	8,066	7,566

BlackRock Index Funds, Inc.

iShares MSCI EAFE International Index Fund	12/31	20,765	9,582

iShares Russell 2000 Small-Cap Index Fund	12/31	12,062	11,424

BlackRock Large Cap Series Funds, Inc.

BlackRock Advantage Large Cap Core Fund	9/30	13,100	14,007

BlackRock Advantage Large Cap Value Fund	9/30	13,100	14,007

BlackRock Event Driven Equity Fund	9/30	13,100	13,107

BlackRock Large Cap Focus Growth Fund	6/30	13,100	14,007

BlackRock Latin America Fund, Inc.	10/31	15,027	14,127

BlackRock Liquidity Funds

California Money Fund	10/31	11,812	10,812

Federal Trust Fund	10/31	10,792	9,792

FedFund	10/31	15,292	14,292

MuniCash	10/31	11,812	10,812

MuniFund	10/31	11,812	10,812

New York Money Fund	10/31	11,812	10,812

TempCash	10/31	10,792	9,792

TempFund	10/31	10,792	14,292

T-Fund	10/31	10,792	9,792

Treasury Trust Fund	10/31	10,792	9,792

BlackRock Series, Inc.

BlackRock International Fund	10/31	—	—

Funds For Institutions Series

BlackRock Premier Government Institutional Fund	4/30	9,800	13,792

BlackRock Select Treasury Strategies Institutional Fund	4/30	9,800	13,792

BlackRock Treasury Strategies Institutional Fund	4/30	9,800	13,792

		Aggregate Non-Audit Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
FFI Government Fund	4/30	9,800	13,792

FFI Treasury Fund	4/30	9,800	13,792

Master Institutional Money Market LLC

Master Premier Government Institutional Portfolio	4/30	13,300	15,260

Master Treasury Strategies Institutional Portfolio	4/30	13,300	15,260

Master Investment Portfolio

Active Stock Master Portfolio	12/31	20,661	20,161

International Tilts Master Portfolio	12/31	15,626	18,460

Large Cap Index Master Portfolio	12/31	15,626	15,126

LifePath® Dynamic Retirement Master Portfolio	12/31	16,841	13,119

LifePath® Dynamic 2020 Master Portfolio	12/31	16,841	13,119

LifePath® Dynamic 2025 Master Portfolio	12/31	16,841	13,119

LifePath® Dynamic 2030 Master Portfolio	12/31	16,841	13,119

LifePath® Dynamic 2035 Master Portfolio	12/31	16,841	13,119

LifePath® Dynamic 2040 Master Portfolio	12/31	16,841	13,119

LifePath® Dynamic 2045 Master Portfolio	12/31	16,841	13,119

LifePath® Dynamic 2050 Master Portfolio	12/31	16,841	13,119

LifePath® Dynamic 2055 Master Portfolio	12/31	16,841	13,119

LifePath® Dynamic 2060 Master Portfolio (1)	12/31	15,619	—

LifePath® Index Retirement Master Portfolio	12/31	13,619	13,119

LifePath® Index 2020 Master Portfolio	12/31	13,619	13,119

LifePath® Index 2025 Master Portfolio	12/31	13,619	13,119

LifePath® Index 2030 Master Portfolio	12/31	13,619	13,119

LifePath® Index 2035 Master Portfolio	12/31	13,619	13,119

LifePath® Index 2040 Master Portfolio	12/31	13,619	13,119

LifePath® Index 2045 Master Portfolio	12/31	13,619	13,119

LifePath® Index 2050 Master Portfolio	12/31	13,619	13,119

LifePath® Index 2055 Master Portfolio	12/31	13,619	13,119

LifePath® Index 2060 Master Portfolio	12/31	13,619	13,119

Money Market Master Portfolio	12/31	—	3,633

S&P 500 Index Master Portfolio	12/31	15,626	15,126

Total International ex U.S. Index Master Portfolio	12/31	15,626	18,459

Treasury Money Market Master Portfolio	12/31	7,133	3,633

U.S. Total Bond Index Master Portfolio	12/31	15,626	15,126

Master Large Cap Series LLC

Master Advantage Large Cap Core Portfolio	9/30	13,500	13,815

		Aggregate Non-Audit Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Master Advantage Large Cap Value Portfolio	9/30	13,500	13,515

Master Large Cap Focus Growth Portfolio	6/30	13,500	13,515

Master Money LLC	3/31	13,300	13,260

Master Treasury LLC	3/31	13,300	13,260

Quantitative Master Series LLC

Master Small Cap Index Series	12/31	17,379	17,640

Ready Assets Government Liquidity Fund	4/30	9,800	11,792

Ready Assets U.S.A. Government Money Fund	4/30	9,800	9,792

Ready Assets U.S. Treasury Money Fund	4/30	9,800	9,792

Retirement Series Trust

Retirement Reserves Money Fund	4/30	9,800	11,792

*

Non-audit fees of $2,129,000 and $2,154,000 for the calendar years ended December 31, 2017 and December 31, 2016, respectively, were paid in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of other funds in the BlackRock Fund complex for a service organization review and subscription to the Deloitte Accounting Research Tool. These amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per Fund basis.

(1)	For the period May 31, 2017 (Commencement of Operations) to December 31, 2017.

Group B Funds

		Aggregate Non-Audit Fees
Fund Name	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock Funds IV

BlackRock Alternative Capital Strategies Fund **	12/31	20,638	20,000

BlackRock Global Long/Short Credit Fund **	7/31	—	—

BlackRock Impact Bond Fund **	5/31	17,500	16,002

BlackRock Funds VI

BlackRock CoreAlpha Bond Fund **	12/31	8,066	7,566

Master Investment Portfolio II

CoreAlpha Bond Master Portfolio **	12/31	20,661	20,161

*

Non-audit fees of $2,129,000 and $2,154,000 for the calendar years ended December 31, 2017 and December 31, 2016, respectively, were paid in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of other funds in the BlackRock Fund complex for a service organization review and subscription to the Deloitte Accounting Research Tool. These amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per Fund basis.

**	Information shown is that of the corresponding Predecessor Portfolio.

Appendix I – Investment Manager, Sub-Advisers and Administrators

The table below identifies the investment manager, sub-adviser(s), if any, and administrator(s), if any, to the Funds. Additional information about the investment manager and sub-advisers is set forth after the table below.

Group A Funds

Fund/Portfolio	Investment Manager	Sub-Adviser(s)	Administrator
BBIF Money Fund	Feeder Fund – the Master Fund’s investment adviser is BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BBIF Treasury Fund	Feeder Fund – the Master Fund’s investment adviser is BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BIF Money Fund	Feeder Fund – the Master Fund’s investment adviser is BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BIF Treasury Fund	Feeder Fund – the Master Fund’s investment adviser is BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Asian Dragon Fund, Inc.	BlackRock Advisors, LLC	BlackRock Asset Management North Asia Limited	—

BlackRock Emerging Markets Fund, Inc.	BlackRock Advisors, LLC	BlackRock Asset Management North Asia Limited	—

BlackRock Financial Institutions Series Trust

BlackRock Summit Cash Reserves Fund	BlackRock Advisors, LLC	—	—

BlackRock FundsSM

BlackRock Advantage Emerging Markets Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Advantage International Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Advantage Large Cap Growth Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Advantage Small Cap Core Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Advantage Small Cap Growth Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Commodity Strategies Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Emerging Markets Dividend Fund	BlackRock Advisors, LLC	BlackRock Asset Management North Asia Limited	BlackRock Advisors, LLC

Fund/Portfolio	Investment Manager	Sub-Adviser(s)	Administrator

BlackRock Emerging Markets Equity Strategies Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Asset Management North Asia Limited

BlackRock Energy & Resources Portfolio	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Exchange Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Global Long/Short Equity Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Health Sciences Opportunities Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock High Equity Income Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Impact U.S. Equity Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock International Dividend Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Money Market Portfolio	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Real Estate Securities Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock (Singapore) Limited

BlackRock Short Obligations Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Tactical Opportunities Fund	BlackRock Advisors, LLC	BlackRock Asset Management North Asia Limited	BlackRock Advisors, LLC

BlackRock (Singapore) Limited

BlackRock Technology Opportunities Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Total Emerging Markets Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Asset Management North Asia Limited

BlackRock (Singapore) Limited

BlackRock Total Factor Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

iShares Developed Real Estate Index Fund	BlackRock Advisors, LLC	BlackRock Fund Advisors	—

Fund/Portfolio	Investment Manager	Sub-Adviser(s)	Administrator
iShares Edge MSCI Min Vol EAFE Index Fund	BlackRock Advisors, LLC	BlackRock Fund Advisors	—

iShares Edge MSCI Min Vol USA Index Fund	BlackRock Advisors, LLC	BlackRock Fund Advisors	—

iShares Edge MSCI Multifactor Intl Index Fund	BlackRock Advisors, LLC	BlackRock Fund Advisors	—

iShares Edge MSCI Multifactor USA Index Fund	BlackRock Advisors, LLC	BlackRock Fund Advisors	—

iShares Edge MSCI USA Momentum Factor Index Fund	BlackRock Fund Advisors	—	—

iShares Edge MSCI USA Quality Factor Index Fund	BlackRock Fund Advisors	—	—

iShares Edge MSCI USA Size Factor Index Fund	BlackRock Fund Advisors	—	—

iShares Edge MSCI USA Value Factor Index Fund	BlackRock Fund Advisors	—	—

iShares MSCI Asia ex Japan Index Fund	BlackRock Advisors, LLC	BlackRock Fund Advisors	—

iShares MSCI Developed World Index Fund	BlackRock Advisors, LLC	BlackRock Fund Advisors	—

iShares Russell Mid-Cap Index Fund	BlackRock Advisors, LLC	BlackRock Fund Advisors	—

iShares Russell Small/Mid-Cap Index Fund	BlackRock Advisors, LLC	BlackRock Fund Advisors	—

iShares Short-Term TIPS Bond Index Fund	BlackRock Advisors, LLC	BlackRock Fund Advisors	—

iShares Total U.S. Stock Market Index Fund	BlackRock Advisors, LLC	BlackRock Fund Advisors	—

BlackRock Funds III

BlackRock Cash Funds: Institutional	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock Cash Funds: Treasury	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock LifePath® Dynamic Retirement Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	Feeder Fund – the Master Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock LifePath® Dynamic 2020 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	Feeder Fund – the Master Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited	BlackRock Advisors, LLC

Fund/Portfolio	Investment Manager	Sub-Adviser(s)	Administrator
BlackRock LifePath® Dynamic 2025 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	Feeder Fund – the Master Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock LifePath® Dynamic 2030 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	Feeder Fund – the Master Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock LifePath® Dynamic 2035 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	Feeder Fund – the Master Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock LifePath® Dynamic 2040 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	Feeder Fund – the Master Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock LifePath® Dynamic 2045 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	Feeder Fund – the Master Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock LifePath® Dynamic 2050 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	Feeder Fund – the Master Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock LifePath® Dynamic 2055 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	Feeder Fund – the Master Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock LifePath® Dynamic 2060 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	Feeder Fund – the Master Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock LifePath® Index Retirement Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock LifePath® Index 2020 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	—	BlackRock Advisors, LLC

Fund/Portfolio	Investment Manager	Sub-Adviser(s)	Administrator
BlackRock LifePath® Index 2025 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock LifePath® Index 2030 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock LifePath® Index 2035 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock LifePath® Index 2040 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock LifePath® Index 2045 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock LifePath® Index 2050 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock LifePath® Index 2055 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock LifePath® Index 2060 Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Fund Advisors	—	BlackRock Advisors, LLC

iShares MSCI Total International Index Fund	Feeder Fund – The Master Fund’s Investment Adviser is BlackRock Fund Advisors	—	BlackRock Advisors, LLC

iShares Russell 1000 Large-Cap Index Fund	Feeder Fund – The Master Fund’s Investment Adviser is BlackRock Fund Advisors	—	BlackRock Advisors, LLC

iShares S&P 500 Index Fund	Feeder Fund – the Master Fund’s investment adviser is BlackRock Fund Advisors	—	BlackRock Advisors, LLC

iShares U.S. Aggregate Bond Index Fund	Feeder Fund – the Master Fund’s investment adviser is BlackRock Fund Advisors	—	BlackRock Advisors, LLC

BlackRock Index Funds, Inc.

iShares MSCI EAFE International Index Fund	BlackRock Advisors, LLC	BlackRock Fund Advisors

iShares Russell 2000 Small-Cap Index Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Advisors, LLC	Feeder Fund – the Master Fund’s Sub-Adviser is BlackRock Fund Advisors	BlackRock Advisors, LLC

BlackRock Large Cap Series Funds, Inc.

BlackRock Advantage Large Cap Core Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Advantage Large Cap Value Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

Fund/Portfolio	Investment Manager	Sub-Adviser(s)	Administrator
BlackRock Event Driven Equity Fund	BlackRock Advisors, LLC	—	—

BlackRock Large Cap Focus Growth Fund	Feeder Fund – the Master Fund’s Investment Adviser is BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Latin America Fund, Inc.	BlackRock Advisors, LLC	—	—

BlackRock Liquidity Funds

California Money Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

Federal Trust Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

FedFund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

MuniCash	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

MuniFund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

New York Money Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

TempCash	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

TempFund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

T-Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

Treasury Trust Fund	BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Series, Inc.

BlackRock International Fund	BlackRock Advisors, LLC	BlackRock International Limited	—

Funds For Institutions Series

BlackRock Premier Government Institutional Fund	Feeder Fund – The Master Fund’s Investment Adviser is BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Select Treasury Strategies Institutional Fund	Feeder Fund – The Master Fund’s Investment Adviser is BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

BlackRock Treasury Strategies Institutional Fund	Feeder Fund – The Master Fund’s Investment Adviser is BlackRock Advisors, LLC	—	BlackRock Advisors, LLC

FFI Government Fund	BlackRock Advisors, LLC	—	—

FFI Treasury Fund	BlackRock Advisors, LLC	—	—

Master Institutional Money Market LLC

Master Premier Government Institutional Portfolio	BlackRock Advisors, LLC	—	—

Fund/Portfolio	Investment Manager	Sub-Adviser(s)	Administrator
Master Treasury Strategies Institutional Portfolio	BlackRock Advisors, LLC	—	—

Master Investment Portfolio

Active Stock Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

International Tilts Master Portfolio	BlackRock Advisors, LLC	BlackRock Fund Advisors BlackRock International Limited	BlackRock Advisors, LLC

Large Cap Index Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

LifePath® Dynamic Retirement Master Portfolio	BlackRock Fund Advisors	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

LifePath® Dynamic 2020 Master Portfolio	BlackRock Fund Advisors	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

LifePath® Dynamic 2025 Master Portfolio	BlackRock Fund Advisors	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

LifePath® Dynamic 2030 Master Portfolio	BlackRock Fund Advisors	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

LifePath® Dynamic 2035 Master Portfolio	BlackRock Fund Advisors	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

LifePath® Dynamic 2040 Master Portfolio	BlackRock Fund Advisors	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

LifePath® Dynamic 2045 Master Portfolio	BlackRock Fund Advisors	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

LifePath® Dynamic 2050 Master Portfolio	BlackRock Fund Advisors	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

LifePath® Dynamic 2055 Master Portfolio	BlackRock Fund Advisors	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

Fund/Portfolio	Investment Manager	Sub-Adviser(s)	Administrator
LifePath® Dynamic 2060 Master Portfolio	BlackRock Fund Advisors	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

LifePath® Index Retirement Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

LifePath® Index 2020 Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

LifePath® Index 2025 Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

LifePath® Index 2030 Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

LifePath® Index 2035 Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

LifePath® Index 2040 Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

LifePath® Index 2045 Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

LifePath® Index 2050 Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

LifePath® Index 2055 Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

LifePath® Index 2060 Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

Money Market Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

S&P 500 Index Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

Total International ex U.S. Index Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

Treasury Money Market Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

U.S. Total Bond Index Master Portfolio	BlackRock Fund Advisors	—	BlackRock Advisors, LLC

Master Large Cap Series LLC

Master Advantage Large Cap Core Portfolio	BlackRock Advisors, LLC	—	—

Master Advantage Large Cap Value Portfolio	BlackRock Advisors, LLC	—	—

Master Large Cap Focus Growth Portfolio	BlackRock Advisors, LLC	—	—

Master Money LLC	BlackRock Advisors, LLC	—	—

Master Treasury LLC	BlackRock Advisors, LLC	—	—

Quantitative Master Series LLC

Master Small Cap Index Series	BlackRock Advisors, LLC	BlackRock Fund Advisors	—

Fund/Portfolio	Investment Manager	Sub-Adviser(s)	Administrator

Ready Assets Government Liquidity Fund	BlackRock Advisors, LLC	—	—

Ready Assets U.S.A. Government Money Fund	BlackRock Advisors, LLC	—	—

Ready Assets U.S. Treasury Money Fund	BlackRock Advisors, LLC	—	—

Retirement Series Trust

Retirement Reserves Money Fund	BlackRock Advisors, LLC	—	—

Group B Funds

Fund/Portfolio	Investment Manager	Sub-Adviser(s)	Administrator
BlackRock Funds IV

BlackRock Alternative Capital Strategies Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Global Long/Short Credit Fund	BlackRock Advisors, LLC	BlackRock International Limited BlackRock (Singapore) Limited	BlackRock Advisors, LLC

BlackRock Impact Bond Fund	BlackRock Advisors, LLC	BlackRock International Limited	BlackRock Advisors, LLC

BlackRock Funds VI

BlackRock CoreAlpha Bond Fund	Feeder Fund – The Master Fund’s Investment Adviser is BlackRock Advisors, LLC	Feeder Fund: The Master Fund’s sub-advisers are BlackRock International Limited and BlackRock Fund Advisors	BlackRock Advisors, LLC
Master Investment Portfolio II

CoreAlpha Bond Master Portfolio	BlackRock Advisors, LLC	BlackRock International Limited BlackRock Fund Advisors	BlackRock Advisors, LLC

BlackRock Advisors, LLC serves as investment manager and/or administrator to certain of the Funds and/or Portfolios, and is located at 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc.

BlackRock International Limited is located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL United Kingdom.

BlackRock Fund Advisors is located at 400 Howard Street, San Francisco, California 94105.

BlackRock Asset Management North Asia Limited is located at 16/F Cheung Kong Center, 2 Queen’s Road Central, Hong Kong.

BlackRock (Singapore) Limited is located at 20 Anson Road, #18-01, 079912 Singapore.

BlackRock Investments, LLC, an indirect wholly-owned subsidiary of BlackRock, Inc., serves as the principal underwriter for the Funds, and is located at 55 East 52nd Street, New York, New York 10055.

Appendix J – 5% Share Ownership

For purposes of this Appendix J, refer to the below table for the full name and address of certain 5% owners who are listed for certain Funds in the tables for this Appendix J.

Name and Address of Owner
American Enterprise Investment SVC 707 2nd Avenue South Minneapolis, MN 55402-2405

Bank of New York Hare & Co. 2/Bank of New York Hare & Co. 2B 111 Sanders Creek Parkway East Syracuse, NY 13057

BlackRock Financial Management, Inc./BlackRock Holdco2 Inc. 40 E 52nd Street, Floor 10 New York, NY 10022-5911

BlackRock Funds Inc./BlackRock Advisors, LLC 100 Bellevue Parkway Wilmington, DE 19809

BNYM I S Trust Co Cust 301 Bellevue Parkway Wilmington, DE 19809

Cetera Investment SVCS 2475 Eagle Drive Melbourne, FL 32935

Charles Schwab & Co Inc. 101 Montgomery Street San Francisco, CA 94104-4122

Charles Schwab & Co Inc. Special Custody Acct FBO Customers 211 Main Street San Francisco, CA 94105

Comerica Bank P.O. Box 75000 Mail Code 3446 Detroit, MI 48275

Edward D Jones and Co. 12555 Manchester Road St. Louis, MO 63131-3710

FIIOC 100 Magellan Way (KW1C) Covington, KY 41015-1987

Goldman Sachs & Co. 295 Chipeta Way Salt Lake City, UT 84108-1287

Great-West Trust Company LLC 8515 E Orchard Road 2T2 Greenwood Village, CO 80111

Hartford Life Insurance Company/Hartford Life Separate Account 457 PO Box 2999 Hartford, CT 06104-2999

John Hancock Life 601 Congress Street Boston, MA 02210-2805

John Hancock Trust Company LLC 690 Canton Street, Suite 100 Westwood, MA 02090

JP Morgan Securities LLC 4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245

LPL Financial 4707 Executive Drive San Diego, CA 92121-3091

Merrill Lynch Pierce Fenner & Smith 4800 E Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484

Mid Atlantic Trust Company 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222

Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311

National Financial Services LLC 499 Washington Blvd., Floor 5 Jersey City, NJ 07310-2010

The Northern Trust Company P.O. Box 92994 Chicago, IL 60675-2994

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001

Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1102

RBC Capital Markets LLC 60 S 6th Street Minneapolis, MN 55402

SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456

State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111

TD Ameritrade PO Box 2226 Omaha, NE 68103-2226

Wilmington Trust 1100 Wehrle Drive Williamsville, NY 14221

UBS WM USA 1000 Harbor Blvd. Weehawken, NJ 07086

Wells Fargo Bank 1525 West WT Harris Blvd. Charlotte, NC 28288-1076

Wells Fargo Bank NA P.O. Box 1533 Minneapolis, MN 55480

Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103

As of September 24, 2018, to the best knowledge of each Fund, the persons listed below owned more than 5% of the outstanding shares of the class of the Funds indicated. Unless otherwise indicated, each owner listed below was a record holder that did not beneficially own the shares.

Group A Funds

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BBIF Money Fund

BBIF Money Fund – Class 1 Shares	Merrill Lynch Pierce Fenner & Smith	172,054,197	100%

BBIF Money Fund – Class 2 Shares	Merrill Lynch Pierce Fenner & Smith	245,413,478	100%

BBIF Money Fund – Class 3 Shares	Merrill Lynch Pierce Fenner & Smith	621,411,382	100%

BBIF Money Fund – Class 4 Shares	Merrill Lynch Pierce Fenner & Smith	960,720,307	100%

BBIF Treasury Fund

BBIF Treasury Fund – Class 1 Shares	Merrill Lynch Pierce Fenner & Smith	16,834,473	100%

BBIF Treasury Fund – Class 2 Shares	Merrill Lynch Pierce Fenner & Smith	34,862,107	100%

BBIF Treasury Fund – Class 3 Shares	Merrill Lynch Pierce Fenner & Smith	190,429,304	100%

BBIF Treasury Fund – Class 4 Shares	Merrill Lynch Pierce Fenner & Smith	494,522,386	100%

BIF Money Fund
BIF Money Fund	Merrill Lynch Pierce Fenner & Smith	8,432,678,106	100%

BIF Treasury Fund
BIF Treasury Fund	Merrill Lynch Pierce Fenner & Smith	1,143,228,774	100%

BlackRock Asian Dragon Fund, Inc.
BlackRock Asian Dragon Fund, Inc. - Investor A Shares	Merrill Lynch Pierce Fenner & Smith	3,394,875.21	62.77%

	Morgan Stanley & Co.	298,624.19	5.52%

	National Financial Services LLC	298,616.28	5.52%

BlackRock Asian Dragon Fund, Inc. - Investor C Shares	Merrill Lynch Pierce Fenner & Smith	187,040.68	29.03%

	Morgan Stanley & Co.	98,772.05	15.33%

	Pershing LLC	52,505.47	8.15%

	National Financial Services LLC	42,472.79	6.59%

	Wells Fargo Clearing Services	40,245.95	6.24%

	Raymond James	37,073.10	5.75%

	UBS WM USA	34,095.85	5.29%

	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers	33,084.05	5.13%

BlackRock Asian Dragon Fund, Inc. - Class R Shares	Merrill Lynch Pierce Fenner & Smith	110,593.79	54.98%

	Pershing LLC	17,187.92	8.54%

	Reliance Trust Company FBO MassMutual DMF PO Box 48529 Atlanta, GA 30362	14,445.89	7.18%

	Ascensus Trust Company FBO Anderson & Wood Plan 209120 PO Box 10758 Fargo, ND 58106	12,425.76	6.17%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Asian Dragon Fund, Inc. – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	2,470,797.95	48.14%

	National Financial Services LLC	387,816.86	7.55%

BlackRock Asian Dragon Fund, Inc. - Class K Shares	Edward D. Jones and Co.	29,873.94	69.26%

	BlackRock Financial Management, Inc.	10,700.91	24.81%

	JP Morgan Securities LLC	2,494.17	5.78%

BlackRock Emerging Markets Fund, Inc.
BlackRock Emerging Markets Fund, Inc. – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	5,548,877.48	65.92%

BlackRock Emerging Markets Fund, Inc. – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	1,396,824.92	64.64%

	Wells Fargo Clearing Services	139,787.40	6.46%

BlackRock Emerging Markets Fund, Inc. – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	2,649,359.82	53.19%

	National Financial Services LLC	1,124,629.39	22.58%

	Pershing LLC	256,229.41	5.14%

BlackRock Emerging Markets Fund, Inc. – Class K Shares	Edward D. Jones and Co.	67,372.48	88.67%

	BlackRock Financial Management, Inc.	7,701.19	10.13%

BlackRock Financial Institutions Series Trust
BlackRock Summit Cash Reserves Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	35,452,880.71	92.74%

BlackRock Summit Cash Reserves Fund – Investor C Shares	BlackRock Financial Management, Inc.	50,000.00	100%

BlackRock FundsSM
BlackRock Advantage Emerging Markets Fund – Investor A Shares	National Financial Services LLC	148,012.04	28.95%

	SEI Private Trust Company FBO Carson-N Non Sch	81,803.98	16.00%

	Wells Fargo Clearing Services	51,460.96	10.06%

	SEI Private Trust Company	36,379.54	7.11%

	Charles Schwab and Co.	28,781.47	5.63%

	Merrill Lynch Pierce Fenner & Smith	28,207.26	5.51%

BlackRock Advantage Emerging Markets Fund – Investor C Shares	Morgan Stanley & Co.	99,780.99	31.30%

	JP Morgan Securities LLC	41,279.96	12.95%

	Merrill Lynch Pierce Fenner & Smith	33,255.54	10.43%

	UBS WM USA	32,009.42	10.04%

	Raymond James	29,029.23	9.10%

	Wells Fargo Clearing Services	16,386.49	5.14%

	National Financial Services LLC	16,205.46	5.08%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Advantage Emerging Markets Fund – Institutional Shares	National Financial Services LLC	629,084.52	21.36%

	Pershing LLC	489,351.90	16.61%

	UBS WM USA	398,721.25	13.53%

	Wells Fargo Clearing Services	379,815.23	12.89%

	Morgan Stanley & Co.	349,449.97	11.86%

	Merrill Lynch Pierce Fenner & Smith	181,911.34	6.17%

BlackRock Advantage Emerging Markets Fund – Class K Shares	*BlackRock Funds II 60/40 Target Allocation Fund	2,571,992.51	18.90%

	*BlackRock Funds II 80/20 Target Allocation Fund	2,340,972.44	17.21%

	*BlackRock Funds LLC LifePath Dynamic Master 2040 Portfolio	2,002,086.65	14.71%

	*BlackRock Funds LLC LifePath Dynamic Master 2030 Portfolio	1,934,290.49	14.22%

	*BlackRock Funds LLC LifePath Dynamic Master 2020 Portfolio	1,214,724.11	8.93%

	*BlackRock Funds LLC LifePath Dynamic Master 2050 Portfolio	801,967.39	5.89%

	*BlackRock Funds II 40/60 Target Allocation Fund	716,355.07	5.26%

BlackRock Advantage International Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	13,318,202.67	73.72%

BlackRock Advantage International Fund – Investor C Shares	Morgan Stanley & Co.	346,651.09	24.08%

	UBS WM USA	195,620.19	13.59%

	Merrill Lynch Pierce Fenner & Smith	192,594.64	13.38%

	Wells Fargo Clearing Services	142,224.75	9.88%

	National Financial Services LLC	94,355.78	6.55%

	Pershing LLC	93,241.68	6.47%

	Raymond James	85,065.98	5.91%

BlackRock Advantage International Fund – Class R Shares	State Street Bank and Trust As TTEE and/or Custodian (FBO) ADP Access, Large Market Non-Qualified	163,904.69	36.20%

	Merrill Lynch Pierce Fenner & Smith	131,039.03	28.94%

	Capital Bank & Trust Co. TTEE FBO For Bare Feet Inc. 401(k) 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	45,858.89	10.12%

	Reliance Trust Company FBO MassMutual DMF PO Box 48529 Atlanta, GA 30362	27,726.81	6.12%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Advantage International Fund – Class K Shares	Edward D Jones and Co.	440,441.40	93.04%

BlackRock Advantage International Fund – Institutional Shares	BlackRock Advisors LLC FBO BlackRock College 2020 Option	3,197,326.28	13.29%

	BlackRock Advisors LLC FBO Ohio Tuition Trust Authority International Opportunities Option	3,190,609.82	13.27%

	BlackRock Advisors LLC FBO Ohio Tuition Trust Authority Growth Portfolio Option	2,995,437.90	12.45%

	Merrill Lynch Pierce Fenner & Smith	2,610,204.61	10.85%

	BlackRock Advisors LLC FBO BlackRock College Enrollment Option	2,167,335.08	9.01%

	BlackRock Advisors LLC FBO Ohio Tuition Trust Authority Aggressive Growth Portfolio Option	1,593,113.93	6.62%

	BlackRock Advisors LLC FBO BlackRock College 2027 Option	1,548,756.42	6.44%

	BlackRock Advisors LLC FBO BlackRock College 2024 Option	1,337,155.40	5.56%

	BlackRock Advisors LLC BlackRock College 2032 Option	1,239,342.09	5.15%

BlackRock Advantage Large Cap Growth Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	21,358,581.68	49.95%

	National Financial Services LLC	3,187,720.43	7.45%

BlackRock Advantage Large Cap Growth Fund – Investor C Shares	Wells Fargo Clearing Services	509,708.01	15.18%

	National Financial Services LLC	461,997.34	13.76%

	Morgan Stanley & Co.	391,131.95	11.65%

	Merrill Lynch Pierce Fenner & Smith	306,901.29	9.14%

	Pershing LLC	286,392.98	8.53%

	UBS WM USA	190,923.73	5.68%

BlackRock Advantage Large Cap Growth Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	107,169.14	84.23%

	State Street Bank and Trust TTEE and/or Custodian (FBO) ADP Access Product	10,075.46	7.91%

BlackRock Advantage Large Cap Growth Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	2,347,776.50	56.00%

	UBS WM USA	333,310.92	7.95%

	Wells Fargo Clearing Services	302,154.94	7.20%

	National Financial Services LLC	298,951.91	7.13%

BlackRock Advantage Large Cap Growth Fund – Class K Shares	JP Morgan Securities LLC	21,821.18	64.09%
	BlackRock Financial Management Inc.	12,217.47	35.88%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Advantage Large Cap Growth Fund – Service Shares	Wells Fargo Clearing Services	2,755.94	29.82%

	Morgan Stanley & Co.	2,142.86	23.18%

	National Financial Services LLC	1,722.94	18.64%

	TD Ameritrade	863.93	9.34%

	BlackRock Funds MLPF Cust FPO David G. Cherup IRA P.O. Box 8907 Wilmington, DE 19899-8907	763.576	8.26%

	Pershing LLC	562.301	6.08%

BlackRock Advantage Small Cap Core Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	4,000,583.32	77.91%

	Charles Schwab & Co. Inc.	521,589.16	10.15%

BlackRock Advantage Small Cap Core Fund – Investor C Shares	Raymond James	64,536.12	29.32%

	Pershing LLC	36,943.15	16.78%

	LPL Financial	23,817.06	10.82%

	National Financial Services LLC	20,391.36	9.26%

	RBC Capital Markets LLC	12,323.65	5.59%

BlackRock Advantage Small Cap Core Fund – Institutional Shares	Goldman Sachs & Co.	13,371,776.31	43.95%

	Charles Schwab & Co. Inc.	4,415,057.23	14.51%

	BlackRock Advisors LLC FBO Ohio Tuition Trust Authority Growth Portfolio Option	2,041,647.72	6.71%

	Pershing LLC	1,527,876.83	5.02%

BlackRock Advantage Small Cap Core Fund – Class K Shares	Saxon & Co. P.O. Box 94597 Cleveland, OH 44101-4597	271,608.70	33.35%

	Wells Fargo Bank NA FBO Temple Univ Invs	147,104.66	18.06%

	Wells Fargo Bank NA FBO Jeanes Hospital	106,985.21	13.13%

	*Gibson Dunn & Crutcher LLP Partners Cash Balance Plan 333 South Grand Ave. Los Angeles, CA 90071	104,849.28	12.87%

	Saxon & Co. P.O. Box 94597 Cleveland, OH 44101-4597	50,817.97	6.24%

BlackRock Advantage Small Cap Growth Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	4,872,136.15	39.54%

	National Financial Services LLC	1,302,121.97	10.56%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Advantage Small Cap Growth Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	1,098,470.89	31.61%

	RBC Capital Markets LLC	377,979.84	10.87%

	Morgan Stanley & Co.	277,630.12	7.98%

	LPL Financial	179,947.89	5.17%

	UBS WM USA	178,801.17	5.14%

	Pershing LLC	174,506.16	5.02%

	National Financial Services	174,453.27	5.02%

BlackRock Advantage Small Cap Growth Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	479,816.48	37.53%

	Hartford Life Insurance Company	347,246.63	27.16%

	Reliance Trust Company FBO MassMutual DMF P.O. Box 48529 Atlanta, GA 30362	121,851.88	9.53%

BlackRock Advantage Small Cap Growth Fund – Institutional Shares	LPL Financial	6,292,341.81	29.62%

	Merrill Lynch Pierce Fenner & Smith	5,120,351.40	24.10%

	National Financial Services LLC	3,744,687.31	17.62%

BlackRock Advantage Small Cap Growth Fund – Class K Shares	Edward D. Jones and Co.	83,272.94	88.68%

	BlackRock Financial Management Inc.	9,606.15	10.23%

BlackRock Advantage Small Cap Growth Fund – Service Shares	National Financial Services LLC	425,308.96	56.71%

	Vanguard Fiduciary Trust Company P.O. Box 2600 Valley Forge, PA 19482-2600	131,679.44	17.55%

	ICMA Retirement Corporation 777 North Capitol Street, NE Washington DC 20002	88,017.58	11.73%

BlackRock All-Cap Energy & Resources Portfolio – Investor A Shares	National Financial Services LLC	526,376.78	15.11%

	Pershing LLC	436,578.84	12.53%

	Merrill Lynch Pierce Fenner & Smith	339,769.74	9.75%

	Edward D. Jones and Co.	223,355.17	6.41%

	Wells Fargo Clearing Services	207,269.65	5.94%

BlackRock All-Cap Energy & Resources Portfolio – Investor C Shares	Morgan Stanley & Co.	322,178.89	16.70%

	Wells Fargo Clearing Services	278,369.21	14.43%

	Pershing LLC	214,498.90	11.12%

	UBS WM USA	180,282.22	9.34%

	Merrill Lynch Pierce Fenner & Smith	165,407.23	8.57%

	National Financial Services LLC	117,014.24	6.06%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Raymond James	101,181.72	5.24%

BlackRock All-Cap Energy & Resources Portfolio – Institutional Shares	UBS WM USA	284,123.49	16.28%

	Pershing LLC	279,460.86	16.01%

	Wells Fargo Clearing Services	164,595.85	9.43%

	LPL Financial	139,735.43	8.00%

	National Financial Services LLC	130,085.66	7.45%

	Raymond James	114,874.55	6.58%

	Charles Schwab & Co. Inc.	107,170.41	6.14%

	Morgan Stanley & Co.	88,022.14	5.04%

BlackRock All-Cap Energy & Resources Portfolio – Service Shares	National Financial Services LLC	17,358.39	34.91%

	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers	13,612.29	27.37%

	TD Ameritrade	12,858.35	25.86%

BlackRock Commodity Strategies Fund – Investor A Shares	National Financial Services LLC	1,653,262.35	23.03%
	Morgan Stanley & Co.	1,387,738.16	19.33%

	Charles Schwab & Co. Inc.	737,808.33	10.27%

	Raymond James	657,557.61	9.16%

	Merrill Lynch Pierce Fenner & Smith	622,998.59	8.67%

	Pershing LLC	494,721.83	6.89%

	Edward D. Jones and Co.	390,537.65	5.44%

BlackRock Commodity Strategies Fund – Investor C Shares	Morgan Stanley & Co.	221,975.84	22.46%

	Pershing LLC	146,469.49	14.82%

	National Financial Services LLC	114,767.87	11.61%

	LPL Financial	76,295.82	7.72%

	Merrill Lynch Pierce Fenner & Smith	73,718.27	7.46%

	Edward D. Jones and Co.	70,560.43	7.14%

	UBS WM USA	69,169.84	7.00%

BlackRock Commodity Strategies Fund – Institutional Shares	National Financial Services LLC	4,431,073.77	16.81%

	American Enterprise Investment SVC	3,707,336.13	14.06%

	Charles Schwab & Co.	3,547,357.13	13.45%

	Raymond James	3,453,964.31	13.10%

	Pershing LLC	3,095,012.54	11.74%

	UBS WM USA	2,082,580.05	7.90%

	LPL Financial	1,955,650.57	7.41%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Merrill Lynch Pierce Fenner & Smith	1,713,629.68	6.50%

BlackRock Commodity Strategies Fund – Class K Shares	Edward D. Jones and Co.	2,986,777.51	99.84%

BlackRock Emerging Markets Dividend Fund – Investor A Shares	Edward D. Jones and Co.	335,438.89	44.86%

	National Financial Services LLC	188,215.86	25.17%

	Pershing LLC	62,755.69	8.39%

BlackRock Emerging Markets Dividend Fund – Investor C Shares	Pershing LLC	35,152.79	28.24%

	LPL Financial	27,646.21	22.21%

	National Financial Services LLC	13,977.16	11.22%

	Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	11,433.04	9.18%

	Edward D. Jones and Co.	10,682.50	8.58%

BlackRock Emerging Markets Dividend Fund – Institutional Shares	*BlackRock Holdco2 Inc.	78,473.50	32.73%

	LPL Financial	39,436.04	16.45%

	UBS WM USA	35,577.65	14.84%

	Pershing LLC	26,759.05	11.16%

	Raymond James	20,008.37	8.34%

BlackRock Emerging Markets Dividend Fund – Class K Shares	Edward D. Jones and Co.	409,868.31	94.99%

BlackRock Emerging Markets Equity Strategies Fund – Investor A Shares	TD Ameritrade	22,632.63	60.70%

	Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	6,307.00	16.91%

	*BlackRock Holdco2 Inc.	5,981.80	16.04%

BlackRock Emerging Markets Equity Strategies Fund – Investor C Shares	*BlackRock Holdco2 Inc.	5,944.73	56.11%

	BNYM I S Trust Co Cust Sep IRA FBO Parrish D. Swearingen	1,875.83	17.70%

	BNYM I S Trust Co Cust Sep IRA FBO Joseph G. Jahnke	1,875.83	17.70%

	BNYM I S Trust Co Cust Roth IRA FBO Tonya M. Mitchell	648.478	6.12%

BlackRock Emerging Markets Equity Strategies Fund – Institutional Shares	Interactive Brokers LLC 2 Pickwick Plaza Greenwich, CT 06830	326,843.39	55.76%

	Pershing LLC	165,148.74	28.17%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	*Mark E. Stalnecker 301 Bellevue Parkway Wilmington, DE 19809	67,779.53	11.56%

BlackRock Emerging Markets Equity Strategies Fund – Class K Shares	*BlackRock Holdco2 Inc.	581,622.95	100%

BlackRock Energy & Resources Portfolio - Investor A Shares	Lincoln National Life Insurance Company 150 N Radnor Chester Rd Ste. C120 Radnor, PA 19087-5248	1,375,548.41	23.64%

	National Financial Services LLC	376,869.96	6.47%

	LPL Financial	345,027.24	5.93%

	Merrill Lynch Pierce Fenner & Smith	341,644.87	5.87%

	Pershing LLC	330,824.62	5.68%

BlackRock Energy & Resources Portfolio - Investor C Shares	Pershing LLC	199,308.74	12.95%

	Morgan Stanley & Co.	184,964.39	12.02%

	Merrill Lynch Pierce Fenner & Smith	174,838.15	11.36%

	Wells Fargo Clearing Services	162,890.54	10.58%

	National Financial Services LLC	123,106.41	8.00%

	Matrix Trust Company Cust. FBO 717 17th Street, Suite 1300 Denver, CO 80202	99,088.81	6.44%

BlackRock Energy & Resources Portfolio - Institutional Shares	Goulstorrs & Co, Inc. 400 Atlantic Ave Boston, MA 02110	353,527.70	31.98%

	Wells Fargo Clearing Services	102,607.82	9.28%

	LPL Financial	84,457.84	7.64%

	Raymond James	74,143.16	6.70%

	UBS WM USA	66,655.01	6.02%

	Nationwide Trust Company FSB P.O. Box 182029 Columbus, OH 43218-2029	55,692.48	5.03%

BlackRock Exchange Portfolio – BlackRock Shares	Knotfloat & Co. 1200 Crown Colony Dr. Quincy, MA 02169-0938	9,808.50	6.36%

	Maril & Co. FBO VA 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	9,447.41	6.12%

BlackRock Global Long/Short Equity Fund – Investor A Shares	Pershing LLC	1,785,673.42	44.11%

	UBS WM USA	408,859.96	10.10%

	National Financial Services LLC	385,860.40	9.53%

	Morgan Stanley & Co.	275,275.89	6.80%

	Charles Schwab & Co. Inc.	248,228.82	6.13%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	LPL Financial	238,422.69	5.89%

BlackRock Global Long/Short Equity Fund – Investor C Shares	Morgan Stanley & Co.	531,226.29	29.88%

	Merrill Lynch Pierce Fenner & Smith	277,109.43	15.59%

	UBS WM USA	260,419.80	14.65%

	National Financial Services LLC	145,559.67	8.18%

	Wells Fargo Clearing Services	130,135.54	7.32%

	LPL Financial	113,133.73	6.36%

	American Enterprise Investment SVC	97,600.90	5.49%

BlackRock Global Long/Short Equity Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	19,239,134.72	41.76%

	Charles Schwab & Co. Inc.	7,298,398.65	15.84%

	Morgan Stanley & Co.	6,314,555.87	13.70%

	National Financial Services	3,210,104.76	6.96%

BlackRock Global Long/Short Equity Fund – Class K Shares	JP Morgan Securities LLC	26,201.55	99.68%

BlackRock Health Sciences Opportunities Portfolio – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	6,638,286.38	15.45%

	National Financial Services LLC	5,428,831.79	12.64%

	Pershing LLC	3,691,105.18	8.59%

	Charles Schwab & Co. Inc.	3,552,865.05	8.27%

	Edward D. Jones and Co.	2,878,944.17	6.70%

BlackRock Health Sciences Opportunities Portfolio – Investor C Shares	Pershing LLC	2,643,857.61	14.67%

	Merrill Lynch Pierce Fenner & Smith	2,241,630.55	12.44%

	Morgan Stanley & Co.	2,192,192.80	12.17%

	Wells Fargo Clearing Services	1,827,873.36	10.14%

	National Financial Services LLC	1,504,506.46	8.35%

	American Enterprise Investment SVC	1,237,144.63	6.86%

	UBS WM USA	1,218,800.08	6.76%

	Raymond James	1,182,322.70	6.56%

	LPL Financial	1,010,528.78	5.61%

BlackRock Health Sciences Opportunities Portfolio – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	8,411,719.86	19.35%

	National Financial Services LLC	5,963,313.47	13.72%

	American Enterprise Investment SVC	4,352,747.38	10.01%

	Morgan Stanley & Co.	3,529,910.61	8.12%

	Pershing LLC	3,151,061.41	7.25%

	LPL Financial	2,515,161.80	5.78%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Health Sciences Opportunities Portfolio – Class R Shares	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4774	2,359,291.69	61.60%

	Merrill Lynch Pierce Fenner & Smith	452,487.51	11.81%

BlackRock Health Sciences Opportunities Portfolio – Class K Shares	*Mac & Co. 500 Grant Street, Room 151-1010 Pittsburgh, PA 15258	370,861.61	20.00%

	National Financial Services LLC	362,837.36	19.57%

	Massachusetts Mutual Insurance Com 1295 State Street, MIP M200-INVST Springfield, MA 01111	119,077.68	6.42%

	PIMS/Prudential Retirement as Nominee for the TTEE/Cust PL 007 Alameda Health System 7677 Oakport Street, Suite 1200 Oakland, CA 94621	113,305.55	6.11%

	Reliance Trust Company FBO Mass Mutual Registered Product P.O. Box 28004 Atlanta, GA 30358	101,305.92	5.46%

	JP Morgan Securities LLC	101,248.51	5.46%

	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401(k)	96,375.35	5.19%

BlackRock Health Sciences Opportunities Portfolio – Service Shares	National Financial Services LLC	175,812.54	28.87%

	JP Morgan Securities LLC	75,605.88	12.41%

BlackRock High Equity Income Fund – Investor A Shares	National Financial Services LLC	1,375,316.75	15.46%

	Merrill Lynch Pierce Fenner & Smith	1,174,717.86	13.21%

	Pershing LLC	713,083.69	8.01%

	Wells Fargo Clearing Services	587,287.40	6.60%

	Morgan Stanley & Co.	532,752.09	5.99%

BlackRock High Equity Income Fund – Investor C Shares	Morgan Stanley & Co.	1,080,868.76	18.56%

	Merrill Lynch Pierce Fenner & Smith	634,710.66	10.90%

	Raymond James	584,920.72	10.04%

	Wells Fargo Clearing Services	493,357.67	8.47%

	Pershing LLC	424,905.92	7.29%

	National Financial Services LLC	419,218.86	7.19%

	UBS WM USA	387,759.92	6.65%

BlackRock High Equity Income Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	1,714,391.66	19.30%

	National Financial Services LLC	1,186,863.08	13.36%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	UBS WM USA	997,197.88	11.23%

	Morgan Stanley & Co.	786,438.16	8.85%

	Great-West Trust Company LLC TTEE F Recordkeeping Various Benefit PL NY	736,471.01	8.29%

	Wells Fargo Clearing Services	610,603.38	6.87%

	John Hancock Trust Company	597,510.93	6.72%

BlackRock High Equity Income Fund – Service Shares	National Financial Services LLC	151,314.34	31.08%

	Morgan Stanley & Co.	91,092.37	18.71%

	Charles Schwab & Co. Inc.	46,563.47	9.56%

	Pershing LLC	45,296.17	9.30%

	TD Ameritrade	34,146.24	7.01%

BlackRock Impact U.S. Equity Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	237,171.97	48.34%

	Morgan Stanley & Co.	68,929.76	14.05%

	Edward D. Jones and Co.	47,744.34	9.73%

	Charles Schwab & Co.	34,178.01	6.96%

	Pershing LLC	28,760.14	5.86%

	LPL Financial	25,895.65	5.27%

BlackRock Impact U.S. Equity Fund – Investor C Shares	Morgan Stanley & Co.	100,573.70	64.12%

	Merrill Lynch Pierce Fenner & Smith	25,307.54	16.13%

	National Financial Services LLC	8,417.95	5.36%

BlackRock Impact U.S. Equity Fund – Institutional Shares	BlackRock Holdco2 Inc.	1,995,000.00	47.52%

	Morgan Stanley & Co.	1,169,147.70	27.84%

	Merrill Lynch Pierce Fenner & Smith	371,973.36	8.86%

	National Financial Services LLC	308,747.00	7.35%

	LPL Financial	227,979.93	5.43%

BlackRock Impact U.S. Equity Fund – Class K Shares	*BlackRock Holdco2 Inc.	19,801.98	100%

BlackRock International Dividend Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	534,295.88	10.31%

	National Financial Services LLC	468,987.04	9.05%

	Edward D. Jones and Co.	438,545.59	8.46%

	UMB Bank NA FBO Fiduciary for Tax Deferred Accts One Security Benefit Place Topeka, KS 66636	408,692.05	7.88%

	Pershing LLC	367,941.40	7.10%

	Wells Fargo Clearing Services	272,776.87	5.26%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Nationwide Trust Company FSB P.O. Box 182029 Columbus, OH 43218-2029	264,665.66	5.10%

BlackRock International Dividend Fund – Investor C Shares	Morgan Stanley & Co.	319,539.13	20.83%

	Merrill Lynch Pierce Fenner & Smith	194,822.91	12.70%

	Wells Fargo Clearing Services	184,357.61	12.02%

	National Financial Services LLC	125,230.38	8.16%

	Raymond James	106,754.92	6.96%

	Pershing LLC	102,015.71	6.65%

	LPL Financial	100,727.29	6.56%

	UBS WM USA	93,882.85	6.12%

BlackRock International Dividend Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	620,940.91	17.47%

	UBS WM USA	609,016.88	17.14%

	National Financial Services LLC	483,585.90	13.61%

	Wells Fargo Clearing Services	469,861.87	13.22%

	Morgan Stanley & Co.	239,942.47	6.75%

	LPL Financial	211,691.90	5.95%

	Raymond James	183,465.03	5.16%

	Pershing LLC	180,345.19	5.07%

BlackRock International Dividend Fund – Class K Shares	Edward D. Jones and Co.	116,586.71	92.20%

BlackRock International Dividend Fund – Service Shares	National Financial Services LLC	36,695.32	22.80%

	MassMutual Life Insurance Company 1295 State Street MIP C105 Springfield, MA 01111-0001	34,635.24	21.52%

	Charles Schwab & Co. Inc.	19,712.16	12.25%

	TD Ameritrade	16,003.67	9.94%

	Reliance Trust Company FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358	13,727.76	8.53%

BlackRock Mid-Cap Growth Equity Portfolio – Investor A Shares	National Financial Services LLC	5,555,531.63	16.79%

	Edward D. Jones and Co.	3,705,756.77	11.20%

	Merrill Lynch Pierce Fenner & Smith	2,828,219.84	8.54%

BlackRock Mid-Cap Growth Equity Portfolio – Investor C Shares	Wells Fargo Clearing Services	1,259,382.35	14.74%

	Morgan Stanley & Co.	970,134.80	11.36%

	National Financial Services LLC	893,087.55	10.45%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	UBS WM USA	863,536.55	10.11%

	American Enterprise Investment SVC	859,193.45	10.06%

	Pershing LLC	651,117.39	7.62%

	Merrill Lynch Pierce Fenner & Smith	582,049.17	6.81%

	Raymond James	531,736.78	6.22%

BlackRock Mid-Cap Growth Equity Portfolio – Institutional Shares	American Enterprise Investment SVC	6,265,722.72	16.95%

	National Financial Services LLC	4,849,868.07	13.12%

	Pershing LLC	4,383,362.76	11.85%

	Raymond James	3,118,755.57	8.43%

	Merrill Lynch Pierce Fenner & Smith	2,801,610.88	7.57%

	Wells Fargo Clearing Services	2,778,559.33	7.51%

	LPL Financial	2,418,701.37	6.54%

	Morgan Stanley & Co.	2,192,087.75	5.93%

	UBS WM USA	1,949,882.86	5.27%

BlackRock Mid-Cap Growth Equity Portfolio – Class R Shares	Merrill Lynch Pierce Fenner & Smith	163,932.53	18.33%

	State Street Bank and Trust TTEE and/or Custodian (FBO) ADP Access Product	82,759.02	9.25%

	Matrix Trust Company as Agent for Newport Trust Company, Harlan Foods, Inc. Profit Sharing 4 35 Iron Point Circle, Suite 300 Folsom, CA 95630	56,863.28	6.36%

	Cleavers Farm Supply Inc. TTEE FBO Cleavers Farm Supply Inc. 401(k) 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	44,989.29	5.03%

BlackRock Mid-Cap Growth Equity Portfolio – Class K Shares	Edward D. Jones and Co.	1,321,542.55	27.25%

	SEI Private Trust Company	1,318,685.92	27.19%

	State Street Bank and Trust TTEE and/or Custodian (FBO) ADP Access Product	351,979.87	7.25%

	National Financial Services LLC	321,242.73	6.62%

BlackRock Mid-Cap Growth Equity Portfolio – Service Shares	National Financial Services LLC	695,304.81	52.33%

	State Street Bank and Trust TTEE and/or Custodian (FBO) ADP Access Product	303,134.50	22.81%

	TD Ameritrade	199,752.17	15.03%

BlackRock Money Market Portfolio – Investor A Shares	Charles Schwab & Co., Inc. Special Custody Acct FBO Customers	56,695,298.10	21.49%

	National Financial Services LLC	35,994,017.27	13.64%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Morgan Stanley & Co.	25,286,855.19	9.58%

	Stifel Nicolaus & Co. Inc. 501 North Broadway Saint Louis, MO 63102	21,035,271.51	7.97%

	RBC Capital Markets LLC	20,465,726.85	7.76%

	Raymond James	19,014,817.39	7.20%

	Edward D. Jones and Co.	17,285,973.96	6.55%

BlackRock Money Market Portfolio – Investor C Shares	Wells Fargo Clearing Services	2,093,959.32	16.07%

	LPL Financial	2,073,731.62	15.92%

	Morgan Stanley & Co.	1,983,063.02	15.22%

	Pershing LLC	938,261.07	7.20%

	National Financial Services LLC	737,198.55	5.66%

BlackRock Money Market Portfolio – Institutional Shares	SEI Private Trust Company	125,180,501.85	40.40%

	Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, MD 21231	55,083,838.30	17.78%

	Broadway National Bank P.O. Box 17001 San Antonio, TX 78286	49,619,731.37	16.01%

	Stifel Nicolaus & Co. Inc. 501 North Broadway Saint Louis, MO 63102	21,580,570.71	6.96%

BlackRock Money Market Portfolio – Service Shares	Raymond James	4,464,213.98	60.72%
	Alps Mutual Fund Services Inc. for Customers of Westcore Funds (Reinvest) 1290 Broadway, Suite 1100 Denver, CO 80203	1,911,862.71	26.00%

	Stifel Nicolaus & Co. Inc. 501 North Broadway Saint Louis, MO 63102	447,127.78	6.08%

BlackRock Real Estate Securities Fund – Investor A Shares	LPL Financial	163,189.70	17.27%

	Pershing LLC	151,787.96	16.06%

	State Street Bank and Trust TTEE and/or Custodian (FBO) ADP Access Product	151,260.47	16.01%

.	National Financial Services LLC	113,455.32	12.00%

	Edward D. Jones and Co.	75,027.58	7.94%

	American Enterprise Investment SVC	53,938.19	5.70%

BlackRock Real Estate Securities Fund – Investor C Shares	Pershing LLC	62,693.14	32.66%

	Merrill Lynch Pierce Fenner & Smith	23,661.87	12.32%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	LPL Financial	19,364.13	10.08%

	National Financial Services LLC	19,176.56	9.99%

BlackRock Real Estate Securities Fund – Institutional Shares	Pershing LLC	171,180.82	21.76%

	American Enterprise Investment SVC	133,947.26	17.03%

	UBS WM USA	118,504.16	15.06%

	LPL Financial	112,587.71	14.31%

	Merrill Lynch Pierce Fenner & Smith	65,728.07	8.35%

	National Financial Services LLC	57,839.69	7.35%

	Raymond James	46,259.33	5.88%

BlackRock Short Obligations Fund – Investor A Shares	Morgan Stanley & Co.	865,427.02	66.31%

	JP Morgan Securities LLC	414,942.45	31.79%

BlackRock Short Obligations Fund – Institutional Shares	Charles Schwab & Co. Inc.	4,751,475.65	64.16%

	Pershing LLC	992,474.72	13.40%

	LPL Financial	543,890.58	7.34%

	*BlackRock Holdco2 Inc.	499,499.50	6.74%

BlackRock Short Obligations Fund – Class K Shares	Saxon & Co. P.O. Box 7780-1888 Philadelphia, PA 19182	3,013,213.31	27.39%

	*Tauck Inc. 10 Westport Rd, Floor 1 Wilton, CT 06897-4548	2,573,358.19	23.39%

	*Samson Exploration LLC 110 W 7th Street, Suite 2000 Tulsa, OK 74119-1076	2,036,579.24	18.51%

	Nabank & Co. P.O. Box 2180 Tulsa, OK 74101	1,485,673.80	13.50%

	*BlackRock Holdco2. Inc.	1,000,949.30	9.10%

	*Guilford Specialty Group Inc. 100 Pearl Street, 5th Floor Hartford, CT 06103	715,903.13	6.50%

BlackRock Tactical Opportunities Fund – Investor A Shares	National Financial Services LLC	2,716,505.99	17.53%

BlackRock Tactical Opportunities Fund – Investor C Shares	Wells Fargo Clearing Services	461,613.34	21.94%

	Morgan Stanley & Co.	233,575.78	11.10%

	Raymond James	191,834.46	9.12%

	National Financial Services LLC	183,973.77	8.74%

	Pershing LLC	163,125.74	7.75%

	Merrill Lynch Pierce Fenner & Smith	133,149.23	6.33%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	UBS WM USA	132,941.52	6.32%

BlackRock Tactical Opportunities Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	2,996,708.85	20.86%

	BlackRock Advisors LLC FBO BlackRock College 2020 Option	2,211,904.91	15.40%

	BlackRock Advisors LLC FBO Ohio Tution Trust Authority Growth Portfolio Option	1,388,207.85	9.66%

	Mitra & Co. FB NG 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	1,349,720.73	9.39%

	BlackRock Advisors LLC FBO BlackRock College 2024 Option	946,711.75	6.59%

	BlackRock Advisors LLC FBO BlackRock College Enrollment Option	844,048.16	5.87%

	BlackRock Advisors LLC FBO BlackRock College 2027 Option	819,818.37	5.70%

BlackRock Tactical Opportunities Fund – Class K Shares	*Teacher Retirement System of Texas 1000 Red River Street Austin, TX 78701-2698	10,446,556.53	80.92%

	*BlackRock Funds LLC LifePath Dynamic Master 2030 Portfolio	708,993.48	5.49%

BlackRock Tactical Opportunities Fund – Service Shares	Saxon & Co. P.O. Box 7780-1888 Philadelphia, PA 19182	16,544.05	30.50%

	Wells Fargo Clearing Services	11,905.29	21.94%

	TD Ameritrade Trust Company P.O. Box 17748 Denver, CO 80217-0748	5,478.46	10.10%

	Raymond James	4,963.60	9.15%

	*Jan Speth 301 Bellevue Parkway Wilmington, DE 19809	4,716.32	8.69%

	National Financial Services LLC	3,146.65	5.80%

BlackRock Technology Opportunities Fund – Investor A Shares	National Financial Services LLC	6,731,886.59	31.93%

	Merrill Lynch Pierce Fenner & Smith	3,567,670.91	16.92%

	Pershing LLC	1,651,921.55	7.83%

	Charles Schwab & Co.	1,592,458.08	7.55%

BlackRock Technology Opportunities Fund – Investor C Shares	Wells Fargo Clearing Services	603,036.87	10.64%

	Pershing LLC	556,095.71	9.81%

	Merrill Lynch Pierce Fenner & Smith	530,207.46	9.35%

	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers	524,194.15	9.24%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	JP Morgan Securities LLC	512,158.48	9.03%

	National Financial Services LLC	484,145.75	8.54%

	LPL Financial	469,019.66	8.27%

	Morgan Stanley & Co.	403,082.10	7.11%

	American Enterprise Investment SVC	323,079.61	5.70%

	UBS WM USA	316,757.63	5.58%

BlackRock Technology Opportunities Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	3,165,227.30	17.51%

	LPL Financial	3,093,331.79	17.11%

	Pershing LLC	2,632,667.81	14.56%

	National Financial Services LLC	2,245,156.74	12.42%

	American Enterprise Investment SVC	1,304,544.65	7.21%

	Wells Fargo Clearing Services	1,147,650.48	6.35%

BlackRock Technology Opportunities Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	116,791.69	25.85%
	Lincoln Retirement Services Company FBO Medical Specialists 401(k) Plan P.O. Box 7876 Fort Wayne, IN 46801-7876	45,399.04	10.04%

BlackRock Technology Opportunities Fund – Service Shares	TD Ameritrade	200,911.98	40.39%

	National Financial Services LLC	139,355.44	28.01%

	Pershing LLC	52,251.59	10.50%

	Wells Fargo Clearing Services	51,061.89	10.26%

BlackRock Total Emerging Markets Fund – Investor A Shares	National Financial Services LLC	382,887.53	18.40%

	Charles Schwab & Co. Inc.	302,498.98	14.54%

	TD Ameritrade	238,630.52	11.47%

	Merrill Lynch Pierce Fenner & Smith	167,966.73	8.07%

	Pershing LLC	139,724.01	6.71%

	American Enterprise Investment SVC	124,758.47	5.99%

	Morgan Stanley & Co.	120,390.49	5.78%

	LPL Financial	119,346.04	5.73%

BlackRock Total Emerging Markets Fund – Investor C Shares	Morgan Stanley & Co.	158,567.80	25.27%

	American Enterprise Investment SVC	88,711.97	14.13%

	National Financial Services LLC	76,572.35	12.20%

	Pershing LLC	75,262.71	11.99%

	UBS WM USA	66,019.70	10.52%

	LPL Financial	49,765.62	7.93%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Merrill Lynch Pierce Fenner & Smith	33,477.34	5.33%

	Raymond James	33,232.75	5.29%

BlackRock Total Emerging Markets Fund – Institutional Shares	American Enterprise Investment SVC	4,225,268.51	19.45%

	LPL Financial	2,903,043.81	13.36%

	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers	2,476,297.33	11.40%

	RBC Capital Markets LLC	2,305,391.08	10.61%

	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers	2,061,707.25	9.49%

	Raymond James	1,549,590.95	7.13%

	Merrill Lynch Pierce Fenner & Smith	1,359,735.90	6.26%

	Morgan Stanley & Co.	1,329,816.93	6.12%

BlackRock Total Factor Fund – Investor A Shares	Charles Schwab & Co. Inc.	123,522.37	31.32%

	Pershing LLC	61,354.83	15.56%

	National Financial Services LLC	52,244.92	13.24%

	Merrill Lynch Pierce Fenner & Smith	31,964.95	8.10%

	UBS WM USA	27,198.46	6.89%

	American Enterprise Investment SVC	25,332.40	6.42%

BlackRock Total Factor Fund – Investor C Shares	LPL Financial	29,132.11	40.26%

	American Enterprise Investment SVC	13,868.08	19.16%

	Pershing LLC	8,119.550	11.22%

	National Financial Services LLC	5,334.56	7.37%

	Merrill Lynch Pierce Fenner & Smith	5,210.17	7.20%

BlackRock Total Factor Fund – Institutional Shares	*Houston Firefighters Relief and Retirement Fund 4225 Interwood N Parkway Houston, TX 77032-3866	4,950,495.05	38.27%

	*BlackRock Holdco2 Inc.	2,504,182.10	19.35%

	National Financial Services LLC	2,051,335.92	15.85%

	Charles Schwab & Co. Inc.	1,616,154.21	12.49%

BlackRock Total Factor Fund – Class K Shares	Augusta Health Care Inc. C/O BlackRock 55 E 52nd Street New York, NY 10055-0002	872,938.89	30.97%

	*BlackRock Funds II LifePath Active Portfolio 2025	376,030.33	13.34%

	*BlackRock Funds II LifePath Active Portfolio 2020	337,800.24	11.98%

	*BlackRock Funds II LifePath Active Portfolio 2030	328,997.06	11.67%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	*BlackRock Funds II LifePath Active Portfolio 2035	208,887.69	7.41%

	*BlackRock Funds II LifePath Active Portfolio 2015	187,458.42	6.65%

	*BlackRock Funds II LifePath Active Portfolio 2040	159,986.65	5.67%

iShares Developed Real Estate Index Fund – Investor A Shares	Mid Atlantic Trust Company FBO Legacy.com 401(k) Plan	15,532.15	26.40%

	Matrix Trust Company Trustee FBO Farmers & Merchants Bank of Central	14,989.38	25.48%

	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, Minnesota 55101	7,437.90	12.64%

	State Street Bank and Trust TTEE and/or Custodian (FBO) ADP Access Product	4,877.80	8.29%

iShares Developed Real Estate Index Fund – Institutional Shares	Charles Schwab & Co Inc.	1,541,788.04	49.86%

	National Financial Services LLC	735,314.52	23.78%

	Pershing LLC	497,643.88	16.09%

iShares Developed Real Estate Index Fund – Class K Shares	*BlackRock Funds LLC LifePath Index Master 2040 Fund 400 Howard Street San Francisco, CA 94105-2618	35,828,552.40	18.34%

	*BlackRock Funds LLC LifePath Index Master 2030 Fund 400 Howard Street San Francisco, CA 94105-2618	27,674,933.41	14.16%

	*BlackRock Funds LLC LifePath Index Master 2045 Fund 400 Howard Street San Francisco, CA 94105-2618	27,344,206.29	13.99%

	*BlackRock Funds LLC LifePath Index Master 2035 Fund 400 Howard Street San Francisco, CA 94105-2618	26,995,265.86	13.81%

	*BlackRock Funds LLC LifePath Index Master 2050 Fund 400 Howard Street San Francisco, CA 94105-2618	25,651,733.76	13.13%

	Wells Fargo Bank NA FBO Omnibus Cash Cash	14,350,806.34	7.34%

	*BlackRock Funds LLC LifePath Index Master 2025 Fund 400 Howard Street San Francisco, CA 94105-2618	13,961,702.83	7.14%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	*BlackRock Funds LLC LifePath Index Master 2055 Fund 400 Howard Street San Francisco, CA 94105-2618	12,902,043.83	6.60%

iShares Edge MSCI Min Vol EAFE Index Fund – Institutional Shares	FIIOC FBO Vintage King Audio 401(K) Plan	19,648.16	22.66%

	FIIOC FBO Tooher Ferraris 401(K) Plan	18,592.72	21.44%

	Charles Schwab & Co. Inc.	11,910.85	13.73%

	*BlackRock Holdco2 Inc.	10,000.00	11.53%

	*Michael Macelhiney 301 Bellevue Parkway Wilmington, DE 19809	9,266.14	10.68%

	FIIOC FBO Verde 401(K) Plan	7,648.21	8.82%

	BNYM I S Trust Co Cust Rollover IRA Chad Dziedzic 301 Bellevue Parkway Wilmington, DE 19809	5,731.26	6.61%

iShares Edge MSCI Min Vol EAFE Index Fund – Class K Shares	Voya Institutional Trust Co. as Trustee or Custodian for Core Market Retirement Plans 30 Braintree Hill Office Park Braintree, MA 02184	12,762,445.30	92.65%

	*BlackRock Holdco2 Inc.	990,000.00	7.18%

iShares Edge MSCI Min Vol USA Index Fund – Institutional Shares	Charles Schwab & Co. Inc.	282,328.77	82.79%

	FIIOC FBO Vintage King Audio 401(K) Plan	30,190.02	8.85%

iShares Edge MSCI Min Vol USA Index Fund – Class K Shares	*BlackRock Holdco2 Inc.	990,000.00	99.42%

iShares Edge MSCI Multifactor Intl Index Fund – Institutional Shares	*Chad A. Dziedzic 301 Bellevue Parkway Wilmington, DE 19809	22,408.82	49.16%

	*BlackRock Holdco2 Inc.	10,000.00	21.93%

	BNYM I S Trust Co. Cust Rollover IRA Chad A. Dziedzic	5,021.71	11.01%

	BNYM I S Trust Co. Cust Rollover IRA Marlina L. Dziedzic	2,757.53	6.04%

iShares Edge MSCI Multifactor Intl Index Fund – Class K Shares	*BlackRock Holdco2 Inc.	990,000.00	99.69%

iShares Edge MSCI Multifactor USA Index Fund – Institutional Shares	Charles Schwab & Co. Inc.	53,826.58	70.61%

	*BlackRock Holdco2 Inc.	10,000.00	13.11%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Great-West Trust FBO RTC TTEE FBO Certain Retirement Plans	7,030.24	9.22%

	*Jeffrey R. Biggers 301 Bellevue Parkway Wilmington, DE 19809	4,866.82	6.38%

iShares Edge MSCI Multifactor USA Index Fund – Class K Shares	*BlackRock Holdco2 Inc.	990,000.00	99.52%

iShares Edge MSCI USA Momentum Factor Index Fund – Institutional Shares	Pershing LLC	62,269.12	44.80%

	TD Ameritrade	23,795.57	17.12%

	National Financial Services LLC	22,767.03	16.38%

	*BlackRock Holdco2 Inc.	10,000.00	7.19%

	TD Ameritrade Trust Company P.O. Box 17748 Denver, CO 80217-0748	8,179.07	5.88%

iShares Edge MSCI USA Momentum Factor Index Fund – Class K Shares	*BlackRock Holdco2 Inc.	990,000.00	99.62%

iShares Edge MSCI USA Quality Factor Index Fund – Institutional Shares	Pershing LLC	22,081.76	64.10%

	*BlackRock Holdco2 Inc.	10,000.00	29.02%

	TD Ameritrade	2,281.91	6.62%

iShares Edge MSCI USA Quality Factor Index Fund – Class K Shares	*BlackRock Holdco2 Inc.	990,000.00	50.83%

	Matrix Trust Company Cust. FBO Buffalo Board of Education 403(B) 717 17th Street, Suite 1300 Denver, CO 80202	184,026.09	9.44%

	Matrix Trust Company Cust. FBO West Seneca Central Schools 403(B) 717 17th Street, Suite 1300 Denver, CO 80202	124,127.41	6.37%

iShares Edge MSCI USA Size Factor Index Fund – Institutional Shares	*BlackRock Holdco2 Inc.	10,000.00	98.66%

iShares Edge MSCI USA Size Factor Index Fund – Class K Shares	*BlackRock Holdco2 Inc.	990,000.00	100%

iShares Edge MSCI USA Value Factor Index Fund – Institutional Shares	*BlackRock Holdco2 Inc.	10,000.00	89.80%

	TD Ameritrade	1,134.89	10.19%

iShares Edge MSCI USA Value Factor Index Fund – Class K Shares	*BlackRock Holdco2 Inc.	990,000.00	100%

iShares MSCI Asia ex Japan Index Fund – Institutional Shares	Charles Schwab & Co. Inc.	6,595,902.82	73.19%

	*BlackRock Holdco2 Inc.	1,505,526.69	16.70%

	TD Ameritrade	756,806.68	8.39%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
iShares MSCI Asia ex Japan Index Fund – Class K Shares	JP Morgan Securities LLC	1,260,295.09	95.30%

iShares MSCI Developed World Index Fund – Institutional Shares	National Financial Services LLC	457,903.59	35.86%

	SEI Private Trust Company	368,768.95	28.88%

	Countybank Trust Services Cust. Self Memorial Health Services Inc. 419 Main Street, 2nd Floor Greenwood, SC 29646	281,414.49	22.03%

iShares MSCI Developed World Index Fund – Class K Shares	JP Morgan Securities LLC	44,200,990.71	95.67%

iShares Russell Mid-Cap Index Fund – Investor A Shares	Charles Schwab & Co. Inc.	11,828,279.12	69.33%

iShares Russell Mid-Cap Index Fund – Institutional Shares	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers	5,603,170.51	34.31%

	Raymond James	2,324,041.16	14.23%

	Pershing LLC	1,735,445.36	10.62%

	PIMS/Prudential Retirement as Nominee for the TTEE/Cust. PL 010 Nexcom 401(k) Plan 3280 Virginia Beach Blvd. Virginia Beach, VA 23452-5724	1,098,312.96	6.72%

	Bank of America Custodian P.O. Box 843869 Dallas, TX 75284-1575	1,019,287.10	6.24%

	National Financial Services LLC	999,104.55	6.11%

	*Connecticut Higher Education Trust 690 Lee Road Wayne, PA 19087-0000	927,617.19	5.68%

iShares Russell Mid-Cap Index Fund – Class K Shares	Merrill Lynch Pierce Fenner & Smith	14,540,035.79	29.42%

	Planmember Services UMB Bank Custodian 6187 Carpinteria Avenue Carpinteria, CA 93013	4,203,799.315	8.51%

	JP Morgan Securities LLC	3,577,095.37	7.23%

	Planmember Services UMB Bank Custodian 6187 Carpinteria Avenue Carpinteria, CA 93013	2,964,681.09	5.99%

iShares Russell Small/Mid-Cap Index Fund – Investor A Shares	WTRISC Co. IRA Omnibus Acct 777 North Capitol Street, NE Washington, DC 20002	1,643,029.62	75.35%

	LPL Financial	215,508.31	9.88%

iShares Russell Small/Mid-Cap Index Fund – Institutional Shares	National Financial Services LLC	552,381.58	46.99%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	LPL Financial	423,138.03	36.00%

	TD Ameritrade	176,708.44	15.03%

Shares Russell Small/Mid-Cap Index Fund – Class K Shares	National Financial Services LLC	3,975,103.89	59.95%

	John Hancock Trust Company LLC	965,671.92	14.56%

	The Northern Trust Co as Trustee FBO Horace Mann-DV P.O. Box 92994 Chicago, IL 60675-2994	553,172.96	8.34%

iShares Short-Term TIPS Bond Index Fund – Investor A Shares	Pershing LLC	22,350.03	46.34%

	FIIOC FBO Potomac Physician Associates PC 401(k) Plan	9,255.94	19.19%

	*BlackRock Holdco2 Inc.	5,000.00	10.36%

	UMB Bank, NA C/F Bridgewater- Raritan BOE 403B FBO Kenneth Campbell 9 Dartmouth Rd. Annandale, NJ 08801	2,444.05	5.06%

iShares Short-Term TIPS Bond Index Fund – Institutional Shares	Pershing LLC	80,000.56	62.25%

	Wells Fargo Clearing Services	21,995.16	17.11%

	*Capinco 1555 N Rivercenter Dr. Suite 302 Milwaukee, WI 53212-3958	17,183.96	13.37%

iShares Short-Term TIPS Bond Index Fund – Class K Shares	*BlackRock Holdco2 Inc.	90,000.00	71.02%

	Matrix Trust Co Agent for TRP RPS RK FBO 401(k) Surtec Inc. 401(k) Profit Sharing Plan 1880 N Macarthur Dr. Tracy, CA 95376-2841	12,022.54	9.48%

iShares Total U.S. Stock Market Index Fund – Investor A Shares	WTRISC Co. IRA Omnibus Acct 777 North Capitol Street, NE Washington, DC 20002	3,311,104.86	61.47%

	National Financial Services LLC	972,234.20	18.05%

iShares Total U.S. Stock Market Index Fund – Institutional Shares	LPL Financial	3,055,616.21	50.72%

	Pershing LLC	1,391,614.62	23.10%

	National Financial Services LLC	839,758.45	13.94%

	*Copic Medical Foundation 7351 E Lowry Blvd. Suite 400 Denver, CO 80230	313,514.58	5.20%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
iShares Total U.S. Stock Market Index Fund – Class K Shares	State of Louisiana Trustee FBO Louisiana Public Employees DCP 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111	18,936,400.45	34.76%

	National Financial Services LLC	11,063,599.15	20.31%

	*Mac & Co. 500 Grant Street, Room 151-1010 Pittsburgh, PA 15258	6,938,251.55	12.73%

	Comerica Bank FBO MIDMI ARMC Multi P.O. Box 75000 Mail Code 3446 Detroit, MI 48275	3,642,806.10	6.68%

BlackRock Funds III
BlackRock Cash Funds: Institutional – SL Agency Shares	*iShares Russell 2000 ETF 400 Howard Street San Francisco, CA 94105	6,003,922,099.79	11.81%

	*iShares Core S&P Small-Cap ETF 400 Howard Street San Francisco, CA 94105	3,716,875,061.90	7.31%

	*iShares Core S&P Mid-Cap ETF 400 Howard Street San Francisco, CA 94105	3,254,115,105.82	6.40%

	*iShares iBoxx $ High Yield Corporate Bond ETF 400 Howard Street San Francisco, CA 94105	3,153,300,782.32	6.20%

	Investors Bank and Trust as Custodian FBO iShares Lehman Aggregate Bond Fund 400 Howard Street San Francisco, CA 94105	2,956,522,192.19	5.81%

	*iShares Core MSCI Emerging Funds 400 Howard Street San Francisco, CA 94105	2,763,024,403.48	5.43%

	*iShares iBoxx $ Investment Grade Corporate Bond ETF 400 Howard Street San Francisco, CA 94105	2,747,183,047.09	5.40%

BlackRock Cash Funds: Treasury – SL Agency Shares	Investors Bank & Trust Cust. FBO iShares S&P 500 Sweep Account 400 Howard Street San Francisco, CA 94105	622,957,260.14	11.13%

	IBT as Custodian iShares Lehman Short Treasury Bond Fund 400 Howard Street San Francisco, CA 94105	571,818,375.29	10.21%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Investors Bank and Trust as Custodian iShares S&P U.S. Preferred Stock Index Fund 400 Howard Street San Francisco, CA 94105	455,844,122.92	8.14%

	State Street Bank and Trust as Custodian iShares Short Maturity Bond Fund 200 Clarendon Street Boston, MA 02116	352,935,091.58	6.30%

BlackRock Cash Funds: Treasury – Institutional Shares	*Mac & Co. 500 Grant Street, Room 151-1010 Pittsburgh, PA 15258	435,236,044.99	51.11%

	*Bristol Myers Squibb Company Route 206 and Province Line Road Princeton, NJ 08543	350,000,000.00	41.10%

BlackRock LifePath Dynamic Retirement Fund – Investor A Shares	*Hartford Life Separate Account 457	6,485,258.90	86.08%

	National Financial Services LLC	504,443.82	6.69%

BlackRock LifePath Dynamic Retirement Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	16,627.17	26.54%

	LPL Financial	13,443.07	21.46%

	Pershing LLC	11,659.23	18.61%

	National Financial Services LLC	3,833.77	6.12%

	BNYM I S Trust Co Cust Rollover IRA Marie J. Mason	3,801.17	6.06%

BlackRock LifePath Dynamic Retirement Fund – Institutional Shares	Northern Trust Company Custodian FBO Texas Instruments Corporate	1,063,415.67	38.52%

	Charles Schwab & Co. Inc.	748,978.55	27.13%

	National Financial Services LLC	545,667.05	19.76%

	*Hartford Life Separate Account 457	143,092.07	5.18%

BlackRock LifePath Dynamic Retirement Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	61,831.77	59.71%

	Ascensus Trust Company FBO Virginia Fork Produce Company, Inc. P.O. Box 10758 Fargo, ND 58106	18,355.05	17.72%

	Mid Atlantic Trust Company FBO 1st Pet Veterinary Centers Cha 401(k)	8,068.91	7.79%

BlackRock LifePath Dynamic Retirement Fund – Class K Shares	Wells Fargo Bank FBO Various Retirement Plans	768,073.60	54.04%

	Matrix Trust Company as TTEE FBO Ricoh Corp. Non-Qualified P.O. Box 52129 Phoenix, AZ 85072-2129	166,344.68	11.70%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401(k)	161,359.44	11.35%

	The Northern Trust Company as Trustee FBO Marsh & McLennan Stock & Savings Investment Plan	100,509.54	7.07%

	John Hancock Trust Company LLC	80,939.78	5.69%

	National Financial Services LLC	73,220.08	5.15%

BlackRock LifePath Dynamic 2020 Fund – Investor A Shares	Hartford Life Separate Account 457	12,580,219.11	90.28%

BlackRock LifePath Dynamic 2020 Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	85,971.85	40.80%
	Pershing LLC	24,562.05	11.65%

	Raymond James	20,240.38	9.60%

	Ascensus Trust Company FBO Shaw Builders, Inc. Retirement & SA P.O. Box 10758 Fargo, ND 58106	11,873.72	5.63%

BlackRock LifePath Dynamic 2020 Fund – Institutional Shares	Northern Trust Company FBO Texas Instruments Corporate Custody Account	1,478,821.82	28.79%

	National Financial Services LLC	1,424,029.41	27.72%

	Charles Schwab & Co. Inc.	1,030,655.91	20.06%

	*Hartford Life Separate Account 457	672,447.35	13.09%

BlackRock LifePath Dynamic 2020 Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	155,330.43	80.79%

	Ascensus Trust Company FBO Dorset Park Skating Assoc. 401(k) P.O. Box 10758 Fargo, ND 58106	13,802.09	7.17%

	Mid Atlantic Trust Company FBO Lauderdale Tankers Corp. 401(k)	11,162.92	5.80%

BlackRock LifePath Dynamic 2020 Fund – Class K Shares	Wells Fargo Bank FBO Various Retirement Plans	740,009.98	37.64%

	National Financial Services LLC	302,006.50	15.36%

	The Northern Trust Company as Trustee FBO Marsh & McLennan Stock & Savings Investment Plan - DV	277,222.94	14.10%

	Matrix Trust Company as TTEE FBO Ricoh Corp. Non-Qualified P.O. Box 52129 Phoenix, AZ 85072-2129	197,846.75	10.06%

	John Hancock Trust Company LLC	197,344.69	10.03%

	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401(k)	136,818.29	6.95%

BlackRock LifePath Dynamic 2025 Fund – Investor A Shares	*Hartford Life Separate Account 457	1,670,471.36	79.55%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	National Financial Services LLC	117,096.70	5.57%

BlackRock LifePath Dynamic 2025 Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	73,606.95	36.95%

	LPL Financial	16,776.50	8.42%

	Ascensus Trust Company FBO Law Office of Warren A Forstall LLC P.O. Box 10758 Fargo, ND 58106	13,796.53	6.92%

	Mid Atlantic Trust Company FBO Peter T. Simonson MD PLLC 401(k)	13,602.27	6.82%

	Wells Fargo Clearing Services	13,316.06	6.68%

BlackRock LifePath Dynamic 2025 Fund – Institutional Shares	National Financial Services LLC	1,263,197.33	94.05%

BlackRock LifePath Dynamic 2025 Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	244,563.50	72.43%

	Wells Fargo Bank FBO Various Retirement Plans	54,150.59	16.03%

BlackRock LifePath Dynamic 2025 Fund – Class K Shares	John Hancock Trust Company LLC	218,883.60	30.83%

	Wells Fargo Bank FBO Various Retirement Plans	217,111.82	30.58%

	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401(k)	140,439.95	19.78%

	Charles Schwab & Co. Inc.	62,186.43	8.75%

	Matrix Trust Company as TTEE FBO Ricoh Corp. Non-Qualified P.O. Box 52129 Phoenix, AZ 85072-2129	39,130.58	5.51%

BlackRock LifePath Dynamic 2030 Fund – Investor A Shares	*Hartford Life Separate Account 457	16,186,857.12	92.03%

BlackRock LifePath Dynamic 2030 Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	170,188.75	56.84%

	National Financial Services LLC	16,370.13	5.46%

	Mid Atlantic Trust Company FBO Sammons Insurance Inc. 401(k)	14,986.26	5.00%

BlackRock LifePath Dynamic 2030 Fund – Institutional Shares	National Financial Services LLC	1,495,606.03	26.65%

	Charles Schwab & Co. Inc.	1,373,621.90	24.48%

	Northern Trust Company as Custodian FBO Texas Instruments Corporate Custody Account	1,063,467.13	18.95%

	*Hartford Life Separate Account 457	755,789.69	13.47%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Reliance Trust Co. Custodian FBO MassMutual Omnibus PE P.O. Box 48529 Atlanta, GA 30362	375,149.75	6.68%

	John Hancock Trust Company	359,550.89	6.40%

BlackRock LifePath Dynamic 2030 Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	124,885.20	74.32%
	Mid Atlantic Trust Company FBO 1st Pet Veterinary Centers CHA 401(k)	10,915.90	6.49%

	Ascensus Trust Company FBO Virginia Fork Produce Company, Inc P.O. Box 10758 Fargo, ND 58106	10,208.88	6.07%

	Ascensus Trust Company FBO Dorset Park Skating Assoc. 401(K) P.O. Box 10758 Fargo, ND 58106	9,545.99	5.68%

BlackRock LifePath Dynamic 2030 Fund – Class K Shares	Wells Fargo Bank FBO Various Retirement Plans	1,020,396.10	50.04%

	The Northern Trust Company as Trustee FBO Marsh & McLennan Stock & Savings Investment Plan - DV	376,993.69	18.48%

	Charles Schwab & Co. Inc.	178,445.69	8.75%

	National Financial Services LLC	174,928.60	8.57%

	John Hancock Trust Company LLC	149,647.50	7.33%

BlackRock LifePath Dynamic 2035 Fund – Investor A Shares	*Hartford Life Separate Account 457	1,907,947.61	86.30%

BlackRock LifePath Dynamic 2035 Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	57,044.20	29.17%

	Wells Fargo Clearing Services	15,731.35	8.04%

	Mid Atlantic Trust Company FBO Amalfis Italian Restaurant & C 401(k)	11,904.03	6.08%

BlackRock LifePath Dynamic 2035 Fund – Institutional Shares	National Financial Services LLC	638,419.43	82.33%

	John Hancock Trust Company LLC	81,399.91	10.49%

BlackRock LifePath Dynamic 2035 Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	166,732.91	69.50%

	Mid Atlantic Trust Company FBO Delasoft Inc. 401(k) Profit Sharing	30,347.62	12.65%

	Matrix Trust Company FBO Competency & Credentialing Institute 717 17th Street, Suite 1300 Denver, CO 80202	18,286.95	7.62%

BlackRock LifePath Dynamic 2035 Fund – Class K Shares	Wells Fargo Bank FBO Various Retirement Plans	136,021.78	28.23%

	John Hancock Trust Company LLC	131,822.72	27.36%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401(k)	109,624.28	22.75%

	National Financial Services LLC	30,755.40	6.38%

BlackRock LifePath Dynamic 2040 Fund – Investor A Shares	*Hartford Life Separate Account 457	10,872,664.23	92.19%

BlackRock LifePath Dynamic 2040 Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	56,252.38	34.55%

	Pershing LLC	26,069.26	16.01%

	Mid Atlantic Trust Company FBO Metabyte Inc. 401(k) Profit Sharing	15,249.45	9.36%

	Ascensus Trust Company FBO Law Office of Warren A Forstall LLC P.O. Box 10758 Fargo, ND 58106	14,051.10	8.63%

BlackRock LifePath Dynamic 2040 Fund – Institutional Shares	Charles Schwab & Co. Inc.	1,072,090.30	31.25%

	National Financial Services LLC	1,004,582.61	29.29%

	*Hartford Life Separate Account 457	494,587.79	14.42%

	John Hancock Trust Company LLC	307,964.61	8.97%

	Northern Trust Company Custodian FBO Texas Instruments Corporate	274,270.42	7.99%

	Reliance Trust Co. Custodian FBO MassMutual Omnibus PE P.O. Box 48529 Atlanta, GA 30362	176,445.61	5.14%

BlackRock LifePath Dynamic 2040 Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	90,357.66	56.91%

	Mid Atlantic Trust Company FBO Delasoft Inc. 401(K) Profit Sharing	17,599.66	11.08%

	Mid Atlantic Trust Company FBO First American Investments 401(K) P	17,269.48	10.87%

	Mid Atlantic Trust Company FBO 1st Pet Veterinary Centers Cha 401(K)	9,961.34	6.27%

BlackRock LifePath Dynamic 2040 Fund – Class K Shares	Wells Fargo Bank FBO Various Retirement Plans	1,070,031.57	63.21%

	Charles Schwab & Co. Inc.	194,984.26	11.51%

	The Northern Trust Company as Trustee FBO Marsh & McLennan Stock & Savings Investment Plan - DV	139,516.00	8.24%

	National Financial Services	124,177.25	7.33%

BlackRock LifePath Dynamic 2045 Fund – Investor A Shares	*Hartford Life Separate Account 457	1,091,978.20	84.01%

BlackRock LifePath Dynamic 2045 Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	35,442.09	33.32%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Ascensus Trust Company FBO Shaw Builders, Inc. Retirement & SA P.O. Box 10758 Fargo, ND 58106	12,576.75	11.82%

BlackRock LifePath Dynamic 2045 Fund – Institutional Shares	National Financial Services LLC	383,123.22	73.24%

	John Hancock Trust Company LLC	122,299.55	23.37%

BlackRock LifePath Dynamic 2045 Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	158,352.11	70.62%

	Mid Atlantic Trust Company FBO Delasoft Inc. 401(k) Profit Sharing	41,701.50	18.60%

BlackRock LifePath Dynamic 2045 Fund – Class K Shares	Wells Fargo Bank FBO Various Retirement Plans	154,121.02	49.57%

	John Hancock Trust Company LLC	87,954.16	28.29%

	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401(k)	30,590.52	9.83%

	National Financial Services LLC	18,554.66	5.96%

BlackRock LifePath Dynamic 2050 Fund – Investor A Shares	*Hartford Life Separate Account 457	3,408,599.79	91.62%

BlackRock LifePath Dynamic 2050 Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	15,351.94	22.63%

	Mid Atlantic Trust Company FBO Dunklau Pharmacy Holdings LLC 401(k)	8,682.02	12.80%

	LPL Financial	4,777.36	7.04%

	Ascensus Trust Company FBO Shaw Builders, Inc. Retirement & SA P.O. Box 10758 Fargo, ND 58106	3,927.69	5.79%

BlackRock LifePath Dynamic 2050 Fund – Institutional Shares	National Financial Services LLC	295,509.44	37.27%

	John Hancock Trust Company	145,910.31	18.40%

	Northern Trust Company Custodian FBO Texas Instruments Corporate Custody Account	119,841.56	15.11%

	*Hartford Life Separate Account 457	108,308.64	13.66%

	Charles Schwab & Co. Inc.	89,886.80	11.33%

BlackRock LifePath Dynamic 2050 Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	50,980.45	57.91%

	Mid Atlantic Trust Company FBO 1st Pet Veterinary Centers Cha 401(K)	7,424.09	8.43%

	Mid Atlantic Trust Company FBO Delasoft Inc. 401(K) Profit Sharing	6,900.98	7.83%

	Ascensus Trust Company FBO Make-A-Wish 401(k) Plan P.O. Box 10758 Fargo, ND 58106	6,261.67	7.11%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Mid Atlantic Trust Company FBO Effecture LLC 401(K) Profit Sharing	6,146.08	6.98%

BlackRock LifePath Dynamic 2050 Fund – Class K Shares	Wells Fargo Bank FBO Various Retirement Plans	99,846.91	45.95%

	John Hancock Trust Company	43,087.56	19.82%

	The Northern Trust Company as Trustee FBO Marsh & McLennan Stock & Savings Investment Plan - DV	20,150.36	9.27%

	National Financial Services LLC	14,466.86	6.65%

	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401K	14,174.72	6.52%

	Matrix Trust Company as TTEE FBO Ricoh Corp. Non-Qualified P.O. Box 52129 Phoenix, AZ 85072-2129	12,747.48	5.86%

BlackRock LifePath Dynamic 2055 Fund – Investor A Shares	*Hartford Life Separate Account 457	654,278.49	80.67%

	National Financial Services LLC	51,642.36	6.36%

BlackRock LifePath Dynamic 2055 Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	15,624.11	26.33%

	LPL Financial	5,102.39	8.59%

	Mid Atlantic Trust Company FBO Sammons Insurance Inc. 401(k)	4,444.45	7.49%

	BNYM I S Trust Co Cust Simple IRA Claire F. Noto	3,895.28	6.56%

BlackRock LifePath Dynamic 2055 Fund – Institutional Shares	National Financial Services LLC	221,910.34	73.66%

	John Hancock Trust Company LLC	55,974.60	18.58%

BlackRock LifePath Dynamic 2055 Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	57,493.36	88.36%

BlackRock LifePath Dynamic 2055 Fund – Class K Shares	Wells Fargo Bank Various Retirement Plans	56,879.89	45.32%

	John Hancock Trust Company LLC	32,047.16	25.53%

	Charles Schwab & Co. Inc.	14,539.62	11.58%

	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401K	6,955.01	5.54%

BlackRock LifePath Dynamic 2060 Fund – Investor A Shares	*BlackRock Holdco2 Inc.	2,000.00	40.29%

	Randall Eldredge Cust FBO Larry Zieammermann UTMA/KS 301 Bellevue Parkway Wilmington, DE 19809	1,167.08	23.51%

	Pershing LLC	631.797	12.73%

	JP Morgan Securities LLC	559.283	11.26%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	National Financial Services LLC	291.361	5.87%

BlackRock LifePath Dynamic 2060 Fund – Investor C Shares	*BlackRock Holdco2 Inc.	2,000.00	79.35%

	Pershing LLC	520.334	20.64%

BlackRock LifePath Dynamic 2060 Fund – Institutional Shares	*BlackRock Holdco2 Inc.	2,000.00	97.82%

BlackRock LifePath Dynamic 2060 Fund – Class R Shares	*BlackRock Holdco2 Inc.	2,000.00	99.50%

BlackRock LifePath Dynamic 2060 Fund – Class K Shares	*BlackRock Holdco2 Inc.	192,000.00	98.58%

BlackRock LifePath Index Retirement Fund – Investor A Shares	National Financial Services LLC	930,768.74	15.82%

	Reliance Trust Company FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358	776,189.28	13.19%

	Charles Schwab & Co. Inc.	454,165.35	7.72%

	John Hancock Trust Company	404,047.11	6.87%

	FIIOC FBO Palecek Profit Sharing & 401(k) Plan	357,220.54	6.07%

	ICMA-RC RHS Omnibus Account 777 North Capitol Street, NE Washington DC 20002	326,862.60	5.55%

BlackRock LifePath Index Retirement Fund – Institutional Shares	National Financial Services LLC	1,119,051.26	27.08%

	Merrill Lynch Pierce Fenner & Smith	601,753.85	14.56%

	Ascensus Trust Company FBO Hematology & Oncology Assoc of RI P.O. Box 10758 Fargo, ND 58106	257,764.63	6.23%

	Reliance Trust Company FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358	249,085.05	6.02%

	TIAA, FSB Cust/TTEE FBO Retirement Plans 211 North Broadway, Suite 1000 St. Louis, MO 63102-2733	223,159.99	5.40%

BlackRock LifePath Index Retirement Fund – Investor P Shares	BlackRock Financial Management, Inc.	16,353.23	100%

BlackRock LifePath Index Retirement Fund – Class K Shares	National Financial Services LLC	32,736,466.62	33.09%

	John Hancock Life	9,715,260.16	9.82%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock LifePath Index 2020 Fund – Investor A Shares	Reliance Trust Company FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358	4,401,301.48	33.37%

	John Hancock Trust Company LLC	1,674,208.60	12.69%

	National Financial Services LLC	1,601,628.71	12.14%

	Charles Schwab & Co. Inc	1,366,361.82	10.36%

BlackRock LifePath Index 2020 Fund – Institutional Shares	National Financial Services LLC	2,191,903.12	29.76%

	Reliance Trust Company FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358	732,392.52	9.94%

	Merrill Lynch Pierce Fenner & Smith	529,739.09	7.19%

	TIAA, FSB Cust/TTEE FBO Retirement Plans 211 North Broadway, Suite 1000 St. Louis, MO 63102-2733	485,695.94	6.59%

	FIIOC FBO Pioneer Drilling Services Ltd.	418,714.51	5.68%

	John Hancock Trust Company LLC	380,595.63	5.16%

BlackRock LifePath Index 2020 Fund – Investor P Shares	BlackRock Financial Management, Inc.	15,735.64	100%

BlackRock LifePath Index 2020 Fund – Class K Shares	National Financial Services LLC	66,232,271.58	35.50%

	John Hancock Life	14,485,894.39	7.76%

BlackRock LifePath Index 2025 Fund – Investor A Shares	National Financial Services LLC	2,065,865.90	20.09%

	Reliance Trust Company FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358	1,450,121.57	14.10%

	Charles Schwab & Co. Inc.	1,266,068.48	12.31%

	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401(k)	818,045.01	7.95%

	MassMutual 1295 State Street Springfield, MA 01111-0001	526,951.77	5.12%

BlackRock LifePath Index 2025 Fund – Institutional Shares	National Financial Services LLC	1,669,538.90	20.86%

	Merrill Lynch Pierce Fenner & Smith	753,771.57	9.42%

	TIAA, FSB Cust/TTEE FBO Retirement Plans 211 North Broadway, Suite 1000 St. Louis, MO 63102-2733	737,332.38	9.21%

	FIIOC FBO Pioneer Drilling Services Ltd. 401(k) Plan	512,266.05	6.40%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock LifePath Index 2025 Fund – Investor P Shares	BlackRock Financial Management, Inc.	14,947.68	100%

BlackRock LifePath Index 2025 Fund – Class K Shares	National Financial Services LLC	72,292,192.59	34.33%

	John Hancock Life	24,403,918.93	11.59%

	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401(k)	12,346,590.31	5.86%

BlackRock LifePath Index 2030 Fund – Investor A Shares	Reliance Trust Company FBO MassMutual Registered Product	7,842,116.37	40.88%

	National Financial Services LLC	2,248,349.20	11.72%

	Charles Schwab & Co. Inc.	2,042,737.55	10.64%

	John Hancock Trust Company LLC	1,431,899.53	7.46%

BlackRock LifePath Index 2030 Fund – Institutional Shares	National Financial Services LLC	2,130,709.38	23.14%

	Reliance Trust Company FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358	1,055,478.69	11.46%

	Merrill Lynch Pierce Fenner & Smith	978,705.77	10.63%

	TIAA, FSB Cust/TTEE FBO Retirement Plans 211 North Broadway, Suite 1000 St. Louis, MO 63102-2733	668,278.40	7.25%

	FIIOC FBO Pioneer Drilling Services Ltd.	559,505.15	6.07%

BlackRock LifePath Index 2030 Fund – Investor P Shares	BlackRock Financial Management, Inc.	14,524.33	100%

BlackRock LifePath Index 2030 Fund – Class K Shares	National Financial Services LLC	77,476,981.60	31.46%

	John Hancock Life	26,469,502.34	10.75%

BlackRock LifePath Index 2035 Fund – Investor A Shares	National Financial Services LLC	1,813,219.70	21.15%

	Charles Schwab & Co. Inc.	1,532,827.11	17.88%

	Reliance Trust Company FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358	1,296,858.62	15.13%

	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401(k)	451,434.34	5.26%

BlackRock LifePath Index 2035 Fund – Institutional Shares	National Financial Services LLC	1,140,361.10	16.23%

	TIAA FSB Cust/TTEE FBO Retirement Plans 211 North Broadway, Suite 1000 St. Louis, MO 63102-2733	707,869.67	10.07%

	FIIOC FBO Pioneer Drilling Services Ltd. 401(k) Plan	440,993.20	6.27%

	Merrill Lynch Pierce Fenner & Smith	401,655.22	5.71%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Reliance Trust Company FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358	355,113.96	5.05%

BlackRock LifePath Index 2035 Fund – Investor P Shares	BlackRock Financial Management, Inc.	14,025.25	100%

BlackRock LifePath Index 2035 Fund – Class K Shares	National Financial Services LLC	63,225,955.09	36.37%

	John Hancock Life	21,605,008.28	12.43%

	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401(k)	10,806,187.27	6.21%

BlackRock LifePath Index 2040 Fund – Investor A Shares	Reliance Trust Company FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358	5,382,679.51	44.24%

	Charles Schwab & Co. Inc.	1,331,989.71	10.94%

	National Financial Services LLC	1,308,788.29	10.75%

	John Hancock Trust Company LLC	900,052.29	7.39%

BlackRock LifePath Index 2040 Fund – Institutional Shares	National Financial Services LLC	1,148,226.69	16.46%

	TIAA FSB Cust/TTEE FBO Retirement Plans 211 North Broadway, Suite 1000 St. Louis, MO 63102-2733	829,941.23	11.90%

	Reliance Trust Company FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358	715,638.23	10.26%

	Merrill Lynch Pierce Fenner & Smith	600,297.48	8.60%

	FIIOC FBO Pioneer Drilling Services Ltd.	469,298.28	6.72%

BlackRock LifePath Index 2040 Fund – Investor P Shares	BlackRock Financial Management, Inc.	13,661.20	100%

BlackRock LifePath Index 2040 Fund – Class K Shares	National Financial Services LLC	58,159,386.29	32.59%

	John Hancock Life	16,728,264.07	9.37%

BlackRock LifePath Index 2045 Fund – Investor A Shares	National Financial Services LLC	909,710.06	18.53%

	Reliance Trust Company FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358	764,886.77	15.58%

	Charles Schwab & Co. Inc.	688,000.72	14.01%

	State Street Bank and Trust TTEE and/or Custodian (FBO) ADP Access Product	334,705.40	6.81%

BlackRock LifePath Index 2045 Fund – Institutional Shares	National Financial Services LLC	619,407.31	12.13%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	FIIOC FBO Pioneer Drilling Services LTD	526,731.70	10.32%

	TIAA FSB Cust/TTEE FBO Retirement Plans 211 North Broadway, Suite 1000 St. Louis, MO 63102-2733	511,206.11	10.01%

	Merrill Lynch Pierce Fenner & Smith	422,097.87	8.27%

	FIIOC FBO Insight Global LLC 401(K) Plan	313,113.51	6.13%

BlackRock LifePath Index 2045 Fund – Investor P Shares	BlackRock Financial Management, Inc.	13,289.04	100%

BlackRock LifePath Index 2045 Fund – Class K Shares	National Financial Services LLC	44,562,332.52	38.78%

	John Hancock Life	12,848,260.31	11.18%

	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401(k)	6,223,847.94	5.41%

BlackRock LifePath Index 2050 Fund – Investor A Shares	Reliance Trust Company FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358	2,350,256.74	41.80%

	National Financial Services LLC	763,759.34	13.58%

	Charles Schwab & Co. Inc.	564,010.88	10.03%

	John Hancock Trust Company	399,697.64	7.10%

BlackRock LifePath Index 2050 Fund – Institutional Shares	National Financial Services LLC	682,008.85	13.65%

	FIIOC FBO Insight Global LLC 401(k) Plan	617,373.65	12.36%

	FIIOC FBO Pioneer Drilling Services LTD	607,104.72	12.15%

	TIAA FSB Cust/TTEE FBO Retirement Plans 211 North Broadway, Suite 1000 St. Louis, MO 63102-2733	462,712.57	9.26%

	FIIOC FBO Connectwise Inc. 401(k) Plan	357,644.80	7.16%

	Reliance Trust Company FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358	294,849.93	5.90%

BlackRock LifePath Index 2050 Fund – Investor P Shares	BlackRock Financial Management, Inc.	13,071.90	100%

BlackRock LifePath Index 2050 Fund – Class K Shares	National Financial Services LLC	33,535,639.73	34.20%

	John Hancock Life	9,138,226.26	9.32%

	DCGT as TTEE and/or Cust. FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392	4,995,109.39	5.09%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock LifePath Index 2055 Fund – Investor A Shares	Charles Schwab & Co. Inc.	585,030.50	21.41%

	National Financial Services LLC	512,583.95	18.76%

	Reliance Trust Company FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358	330,386.00	12.09%

	Great-West Trust FBO RTC TTEE FBO Certain Retirement Plans	151,604.11	5.54%

BlackRock LifePath Index 2055 Fund – Institutional Shares	FIIOC FBO Insight Global LLC 401(k) Plan	1,301,892.87	32.24%

	FIIOC FBO Pioneer Drilling Services LTD	413,682.21	10.24%

	FIIOC FBO Sheehy Organization	359,340.51	8.9%

	National Financial Services LLC	325,766.44	8.06%

	FIIOC Connectwise Inc. 401(k) Plan	255,594.70	6.33%

	TIAA FSB Cust/TTEE FBO Retirement Plans 211 North Broadway, Suite 1000 St. Louis, MO 63102-2733	215,217.49	5.33%

BlackRock LifePath Index 2055 Fund – Investor P Shares	BlackRock Financial Management, Inc.	12,820.51	100%

BlackRock LifePath Index 2055 Fund – Class K Shares	National Financial Services LLC	17,820,725.33	38.12%

	John Hancock Life	6,257,366.55	13.38%

	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401(k)	2,360,202.88	5.04%

BlackRock LifePath Index 2060 Fund – Investor A Shares	Reliance Trust Company P.O. Box 28004 Atlanta, GA 30358	119,671.60	47.93%

	National Financial Services LLC	25,428.17	10.18%

	Great-West Trust Company LLC TTEE F	17,314.47	6.93%

	TD Ameritrade	16,372.99	6.55%

	DCGT as TTEE and/or Cust. FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392	14,053.35	5.62%

BlackRock LifePath Index 2060 Fund – Institutional Shares	National Financial Services LLC	119,087.61	52.63%

	FIIOC FBO Connectwise Inc. 401(k) Plan	37,728.52	16.67%

	FIIOC FBO Lionbridge Technologies Inc.	19,020.46	8.40%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Matrix Trust Company Cust. FBO The Armory Foundation 401(k) Plan 717 17th Street, Suite 1300 Denver, CO 80202	14,006.78	6.19%

BlackRock LifePath Index 2060 Fund – Investor P Shares	BlackRock Financial Management, Inc.	14,482.26	100%

BlackRock LifePath Index 2060 Fund – Class K Shares	National Financial Services LLC	2,688,754.27	26.71%

	John Hancock Life	1,967,539.57	19.55%

	DCGT as TTEE and/or Cust. FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392	863,881.75	8.58%

iShares MSCI Total International Index Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	29,575,033.00	91.76%

iShares MSCI Total International Index Fund – Institutional Shares	Charles Schwab & Co. Inc.	6,063,698.77	33.32%
	Merrill Lynch Pierce Fenner & Smith	5,498,428.45	30.22%

	TD Ameritrade	3,342,563.32	18.37%

	PIMS/Prudential Retirement as Nominee for the TTEE/Cust PL 010 3280 Virginia Beach Blvd. Virginia Beach, VA 23452-5724	1,087,006.51	5.97%

iShares MSCI Total International Index Fund – Class K Shares	National Financial Services LLC	7,262,421.11	22.71%

	Merrill Lynch Pierce Fenner & Smith	5,149,599.36	16.10%

	Comerica Bank FBO MIDMI ARMC Multi	5,023,653.67	15.71%

	Goldman Sachs & Co.	3,986,239.25	12.46%

	PIMS/Prudential Retirement as Nominee for the TTEE/Cust PL 767 Menasha Corp 401(k) Retirement 1649 Bergstrom Rd, P.O. Box 367 Neenah, WI 54957-0367	2,484,367.60	7.77%

	State of Louisiana Trustee FBO Louisiana Public Employees DCP 8515 E Orchard Rd. 2T2 Greenwood Village, CO 80111	1,766,942.03	5.52%

iShares Russell 1000 Large-Cap Index Fund – Investor A Shares	National Financial Services LLC	382,936.20	11.21%

iShares Russell 1000 Large-Cap Index Fund – Institutional Shares	Raymond James	846,101.44	31.01%

	*Connecticut Higher Education Trust 690 Lee Road Wayne, PA 19087-0000	689,206.58	25.26%

	Nationwide Trust Company P.O. Box 182029 Columbus, OH 43218-2029	260,142.50	9.53%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Pershing LLC	185,428.46	6.79%

iShares Russell 1000 Large-Cap Index Fund – Class K Shares	*HP Foundation 1501 Page Mill Rd. Palo Alto, CA 94304-0000	1,734,533.57	22.44%

	National Financial Services LLC	1,430,759.18	18.51%

	State Street Bank and Trust TTEE and/or Custodian (FBO) ADP Access Product	912,592.58	11.80%

	Goldman Sachs & Co.	805,827.75	10.42%

iShares S&P 500 Index Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	2,719,028.90	37.38%
	SSB/NYLIM Supplemental Income Plan 30 Dan Rd. Canton, MA 02021-2809	583,305.02	8.02%

	TD Ameritrade	457,305.98	6.28%

	National Financial Services LLC	365,363.60	5.02%

iShares S&P 500 Index Fund – Investor C1 Shares	Morgan Stanley & Co.	50,941.31	40.96%

	Wells Fargo Clearing Services	18,832.04	15.14%

	National Financial Services LLC	10,463.98	8.41%

	UBS WM USA	9,245.32	7.43%

	Raymond James	8,746.57	7.03%

iShares S&P 500 Index Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	7,847,272.98	73.20%

iShares S&P 500 Index Fund – Investor P Shares	BlackRock Financial Management, Inc.	589.136	99.30%

iShares S&P 500 Index Fund – Class K Shares	Goldman Sachs & Co.	10,643,265.69	36.78%

	Merrill Lynch Pierce Fenner & Smith	4,851,589.75	16.76%

	National Financial Services LLC	2,081,507.01	7.19%

iShares S&P 500 Index Fund – Service Shares	National Financial Services LLC	151,343.54	13.79%

	John Hancock Trust Company LLC	151,083.34	13.76%

	Saxon & Co. P.O. Box 7780-1888 Philadelphia, PA 19182	125,080.34	11.39%

	Great-West Trust Company LLC Trust/Retirement Plans	120,829.45	11.01%

	Great-West Trust Company LLC FBO Employee Benefits Clients 401(k)	96,207.11	8.76%

	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, Minnesota 55101	78,547.91	7.15%

iShares U.S. Aggregate Bond Index Fund – Investor A Shares	LPL Financial	3,005,967.04	22.83%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	WTRISC Co IRA Omnibus Acct 777 North Capitol Street, NE Washington DC 20002	2,799,861.28	21.26%

	Reliance Trust Company FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358	1,525,848.79	11.58%

	National Financial Services LLC	828,181.27	6.29%

iShares U.S. Aggregate Bond Index Fund – Institutional Shares	Reliance Trust Company FBO MassMutual Registered Product P.O. Box 28004 Atlanta, GA 30358	2,418,860.32	19.05%

	Wells Fargo Bank NA TTEE FBO State of Alabama DCP 457 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	1,972,378.39	15.53%

	Pershing LLC	1,331,102.94	10.48%

	John Hancock Trust Company LLC	1,025,383.87	8.07%

	National Financial Services LLC	950,947.02	7.48%

	Great-West Trust Company LLC TTEE F Elkay Manufacturing Company RSP	846,721.45	6.66%

	PIMS/Prudential Retirement as Nominee for the TTEE/Cust PL 010 3280 Virginia Beach Blvd. Virginia Beach, VA 23452-5724	799,180.12	6.29%

iShares U.S. Aggregate Bond Index Fund – Investor P Shares	BlackRock Financial Management, Inc.	20,345.88	100%

iShares U.S. Aggregate Bond Index Fund – Class K Shares	Charles Schwab & Co. Inc.	20,430,382.94	20.09%

	National Financial Services LLC	19,417,465.08	19.10%

	Merrill Lynch Pierce Fenner & Smith	16,301,930.60	16.03%

	Goldman Sachs & Co.	9,370,819.80	9.21%

	SEI Private Trust Company	8,372,412.83	8.23%

BlackRock Index Funds, Inc.
iShares MSCI EAFE International Index Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	11,771,224.07	46.61%

	WTRISC Co IRA Omnibus Acct 777 North Capitol Street, NE Washington DC 20002	1,484,297.55	5.87%

	National Financial Services LLC	1,439,905.45	5.70%

	Reliance Trust Company FBO MassMutual Registered Product PO Box 48529 Atlanta, GA 30362	1,276,518.02	5.05%

iShares MSCI EAFE International Index Fund – Institutional Shares	National Financial Services LLC	16,613,535.98	31.05%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Merrill Lynch Pierce Fenner & Smith	15,571,079.87	29.10%

	Pershing LLC	3,810,531.43	7.12%

iShares MSCI EAFE International Index Fund – Investor P Shares	BlackRock Financial Management, Inc.	14,419.61	99.47%

iShares MSCI EAFE International Index Fund – Class K Shares	JP Morgan Securities LLC	532,142,460.04	77.34%
	Goldman Sachs & Co.	62,803,153.96	9.12%

iShares Russell 2000 Small-Cap Index Fund – Investor A Shares	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers	4,375,932.81	29.37%

	Merrill Lynch Pierce Fenner & Smith	2,955,107.47	19.83%

	Capital Bank & Trust Company TTEE F Trader Joe’s Company 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	2,290,771.69	15.37%

iShares Russell 2000 Small-Cap Index Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	2,904,753.52	41.93%

	National Financial Services LLC	622,093.16	8.98%

	Pershing LLC	469,591.00	6.77%

	Raymond James	437,777.68	6.31%

iShares Russell 2000 Small-Cap Index Fund – Investor P Shares	BlackRock Financial Management, Inc.	9,191.18	99.48%

iShares Russell 2000 Small-Cap Index Fund – Class K Shares	Goldman Sachs & Co.	22,042,785.97	48.25%

	Merrill Lynch Pierce Fenner & Smith	6,316,869.98	13.82%

	Planmember Services UMB Bank Custodian 6187 Carpinteria Avenue Carpinteria, CA 93013	2,799,315.78	6.12%

BlackRock Large Cap Series Funds, Inc.

BlackRock Advantage Large Cap Core Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	24,442,537.01	46.02%

	National Financial Services LLC	3,274,571.26	6.16%

BlackRock Advantage Large Cap Core Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	6,222,010.06	58.42%

	Morgan Stanley & Co.	873,105.86	8.19%

	UBS WM USA	767,142.14	7.20%

BlackRock Advantage Large Cap Core Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	12,810,169.60	19.45%

	BlackRock Advisors LLC FBO Ohio Tuition Trust Authority Growth Portfolio Option	7,148,088.90	10.85%

	BlackRock Advisors LLC FBO BlackRock College 2020 Option	5,630,025.08	8.54%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	BlackRock Advisors LLC FBO BlackRock College Enrollment Option	4,234,524.88	6.43%

	BlackRock Advisors LLC FBO BlackRock College 2027 Option	3,832,807.67	5.82%

	BlackRock Advisors LLC BlackRock College 2032 Option	3,544,594.39	5.38%

	BlackRock Advisors LLC FBO Ohio Tuition Trust Authority Moderate Portfolio Option	3,408,084.56	5.17%

BlackRock Advantage Large Cap Core Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	1,721,262.59	77.77%

	Hartford Life Insurance Company	118,290.76	5.34%

BlackRock Advantage Large Cap Core Fund – Class K Shares	Edward D. Jones and Co.	118,568.68	87.70%

	BlackRock Financial Management, Inc.	11,441.65	8.46%

BlackRock Advantage Large Cap Core Fund – Service Shares	National Financial Services LLC	5,141.75	52.72%

	Pershing LLC	1,728.16	17.72%

	BlackRock Funds MLPF S Cust FPO David G. Cherup IRA P.O. Box 8907 Wilmington, DE 19899-8907	1,388.18	14.23%

	Wells Fargo Clearing Services	578.23	5.92%

	Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	540.18	5.53%

BlackRock Advantage Large Cap Value Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	5,601,157.61	50.10%

	National Financial Services LLC	777,228.70	6.95%

BlackRock Advantage Large Cap Value Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	1,853,936.04	54.56%

	Morgan Stanley & Co.	348,876.05	10.26%

	UBS WM USA	183,658.49	5.40%

BlackRock Advantage Large Cap Value Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	2,305,404.01	42.09%

	National Financial Services LLC	727,161.82	13.27%

	LPL Financial	377,022.22	6.88%

	Morgan Stanley & Co.	354,140.83	6.46%

	UBS WM USA	339,369.61	6.19%

	Raymond James	321,808.99	5.87%

	Wells Fargo Clearing Services	321,317.28	5.86%

BlackRock Advantage Large Cap Value Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	768,854.22	75.57%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Advantage Large Cap Value Fund – Class K Shares	JP Morgan Securities LLC	123,261.19	69.84%
	Edward D. Jones and Co.	46,246.46	26.20%

BlackRock Advantage Large Cap Value Fund – Service Shares	National Financial Services LLC	38,562.63	8.60%

	*Albert Yodakis, Jr. 301 Bellevue Parkway Wilmington, DE 19809	30,453.71	6.79%

BlackRock Event Driven Equity Fund – Investor A Shares	National Financial Services LLC	961,681.35	27.78%

	Merrill Lynch Pierce Fenner & Smith	477,043.87	13.78%

	Charles Schwab & Co. Inc.	476,018.46	13.75%

	UBW WM USA	253,007.86	7.30%

	Pershing LLC	251,766.59	7.27%

	TD Ameritrade	212,870.45	6.15%

	American Enterprise Investment SVC	204,276.20	5.90%

BlackRock Event Driven Equity Fund – Investor C Shares	UBS WM USA	411,165.02	40.67%

	Pershing LLC	121,736.90	12.04%

	Merrill Lynch Pierce Fenner & Smith	94,166.45	9.31%

	American Enterprise Investment SVC	75,161.58	7.43%

	Wells Fargo Clearing Services	56,822.67	5.62%

	Morgan Stanley & Co.	56,049.31	5.54%

BlackRock Event Driven Equity Fund – Institutional Shares	Saxon & Co. P.O. Box 7780-1888 Philadelphia, PA 19182	16,257,217.88	20.17%

	Merrill Lynch Pierce Fenner & Smith	15,771,844.93	19.57%

	National Financial Services LLC	11,218,899.45	13.92%

	Charles Schwab & Co. Inc.	7,156,389.79	8.88%

	JP Morgan Securities LLC	6,279,321.80	7.79%

BlackRock Large Cap Focus Growth Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	22,645,422.76	59.82%

	National Financial Services LLC	2,995,751.48	7.91%

BlackRock Large Cap Focus Growth Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	7,073,881.29	52.90%

BlackRock Large Cap Focus Growth Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	8,813,918.61	50.93%

	American Enterprise Investment SVC	1,779,404.79	10.28%

	LPL Financial	1,567,576.02	9.05%

	National Financial Services LLC	1,517,847.52	8.77%

	Morgan Stanley & Co.	907,520.25	5.24%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
BlackRock Large Cap Focus Growth Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	1,736,328.45	66.64%

BlackRock Large Cap Focus Growth Fund – Class K Shares	Edward D. Jones and Co.	635,239.64	95.62%

BlackRock Large Cap Focus Growth Fund – Service Shares	National Financial Services LLC	77,663.63	31.81%

	TD Ameritrade	26,206.63	10.73%

	State Street Bank and Trust TTEE and/or Custodian (FBO) ADP Access Product	18,564.66	7.60%

BlackRock Latin America Fund, Inc.

BlackRock Latin America Fund, Inc. – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	839,795.18	44.10%

	Charles Schwab & Co. Inc.	232,859.66	12.23%

	National Financial Services LLC	174,210.13	9.15%

BlackRock Latin America Fund, Inc. – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	52,245.46	18.34%

	National Financial Services LLC	42,934.40	15.07%

	Wells Fargo Clearing Services	28,929.57	10.15%

	Morgan Stanley & Co.	28,538.49	10.01%

	Pershing LLC	21,457.66	7.53%

	UBS WM USA	20,818.58	7.30%

	Charles Schwab Co. & Inc. Special Custody Acct FBO Customers	16,847.23	5.91%

BlackRock Latin America Fund, Inc. – Institutional Shares	Wells Fargo Clearing Services	363,031.38	31.46%

	Merrill Lynch Pierce Fenner & Smith	263,594.96	22.84%

	National Financial Services LLC	221,034.22	19.15%

	Charles Schwab & Co. Inc.	72,804.84	6.31%

BlackRock Latin America Fund, Inc. – Class K Shares	Edward D. Jones and Co.	12,690.69	77.72%

	BlackRock Financial Management, Inc.	3,577.18	21.90%

BlackRock Liquidity Funds

California Money Fund – Institutional	Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, MD 21231-3495	11,973,374.47	59.34%

	First American Trust Company FBO Managed Omnibus 5 First American Way Santa Ana, CA 92707	7,570,759.34	37.52%

California Money Fund – Private Client	JP Morgan Securities LLC	27,788.84	100%

California Money Fund – Select	Pershing LLC	1,139,295.50	100%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
Federal Trust Fund – Administration	Merrill Lynch Pierce Fenner & Smith 200 North College Street, 3rd Floor Charlotte, NC 28255	49,737,196.91	83.53%

	Voya Institutional Trust Co. 1 Orange Way Windsor, CT 06095-4774	9,582,348.34	16.09%

Federal Trust Fund – Cash Management	Merrill Lynch Pierce Fenner & Smith	13,213,671.32	96.23%

Federal Trust Fund – Cash Reserve	*Randall S Saunders and Moya Saunders Jt. Ten. 301 Bellevue Parkway Wilmington, DE 19809	359,534.80	96.42%

Federal Trust Fund – Dollar	Merrill Lynch Pierce Fenner & Smith	6,836,338.16	53.74%

	Merrill Lynch Pierce Fenner & Smith 200 North College Street, 3rd Floor Charlotte, NC 28255	5,733,498.75	45.07%

Federal Trust Fund – Institutional	Bank of America NA Sweep/Auto 901 Main Street, 66th Floor Dallas, TX 75202-0000	1,405,000,016.06	44.78%

	Merrill Lynch Pierce Fenner & Smith 200 North College Street, 3rd Floor Charlotte, NC 28255	473,202,183.11	15.08%

	Merrill Lynch Pierce Fenner & Smith	405,768,124.62	12.93%

	State Street Bank FBO Cash Sweep Clients	388,095,402.41	12.37%

	Bank of America Global Finance Sweep Customers 901 Main Street, 66th Floor Dallas, TX 75202-3738	195,000,000.00	6.21%

FedFund – Administration	Wilmington Trust	2,517,542,612.36	89.11%

	Pershing LLC	252,749,330.78	8.95%

FedFund – Cash Management	Delaware Trust Company 251 Little Falls Drive Wilmington, DE 19808	101,759,136.74	77.74%

	Laba & Co. FBO Bank of America 135 S LaSalle Street Chicago, IL 60603	15,216,919.82	11.62%

FedFund – Cash Reserve	Nabank & Co. 6242 E 41st Street BTC 2W Tulsa, OK 74135	1,083,932,940.06	96.93%

FedFund – Dollar	Wilmington Trust	562,126,080.82	29.95%

	PNC Bank 1900 East 9th St B7 YB13 07 6 Cleveland, OH 44114	530,464,903.63	28.27%

	Union Bank Trust Nominee FBO Cash Management Sweeps P.O. Box 85484 San Diego, CA 54849-2186	214,466,598.78	11.43%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	HSBC Bank USA NA 452 Fifth Avenue New York, NY 10018	177,319,797.82	9.45%

	Pershing LLC	174,488,678.55	9.30%

FedFund – Institutional	Bank of New York Hare & Co.	12,189,283,216.83	16.83%

	Merrill Lynch Pierce Fenner & Smith 200 North College Street, 3rd Floor Charlotte, NC 28255	6,696,302,380.00	9.24%

	Merrill Lynch Pierce Fenner & Smith	4,074,796,865.34	5.62%

FedFund – Private Client	JP Morgan Securities LLC	766,327.86	100%

FedFund – Select	Pershing LLC	207,536,790.93	100%

FedFund – Capital	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054	6,738,611,048.32	100%

MuniCash – Administration	Pershing LLC	0.01	100%

MuniCash – Dollar	Citizens National Bank Trust Department P.O. Box 911 Meridian, MS 39302	1,580,726.27	87.61%

	Provident Advisers P.O. Box 215 Zelienople, PA 16063	104,791.72	5.81%

MuniCash – Institutional	Merrill Lynch Pierce Fenner & Smith	2,823,318,109.36	60.56%

	State Street FBO Cash Sweep BlackRock 1776 Heritage Dr. Quincy, MA 02170	950,921,368.24	20.40%

MuniFund – Administration	JP Morgan Securities LLC	15,294,755.57	98.19%

MuniFund – Dollar	Lobatco – Texas Bank & Trust 1800 NW Loop 281 Longview, TX 75604	4,708,564.86	100%

MuniFund – Institutional	Broadway National Bank P.O. Box 17001 San Antonio, TX	45,670,616.99	32.54%

	Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, MD 21231-3495	25,376,294.11	18.08%

	Lobatco – Texas Bank & Trust 1800 NW Loop 281 Longview, TX 75604	23,537,627.72	16.77%

	*William L Mack 2115 Linwood Ave, Suite 110 Fort Lee, NJ 07024	13,149,318.29	9.37%

	JP Morgan Securities LLC	9,130,594.88	6.51%

	Saxon and Co. P.O. Box 7780-1888 Philadelphia, PA 19182	7,074,925.33	5.04%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
MuniFund – Private Client	JP Morgan Securities LLC	319,999.13	100%

MuniFund – Select	Pershing LLC	2,369,370.58	100%

New York Money Fund – Administration	JP Morgan Securities LLC	0.01	100%

New York Money Fund – Institutional	First State Trust Company 2 Righter Parkway Wilmington, DE 19803	10,018,928.48	87.75%

	SEI Private Trust Co.	1,153,796.95	10.11%

New York Money Fund – Select	Pershing LLC	170,991.89	100%

TempCash – Administration	Pershing LLC	0.01	100%

TempCash – Dollar	Provident Advisers Rooney Enterprises Inc. 3400 South Water Street Pittsburgh, PA 15203	11,527.92	75.23%

	Provident Advisers Chicago Title Insurance Co. Escrow Agent For HMC Prop 1994 603 Stanwix Street Pittsburgh, PA 15222	1,894.62	12.36%

	Provident Advisers Chicago Title Insurance Co. Escrow Agent/Herman Lipsitz Two Gateway Center Pittsburgh, PA 15222	1,894.62	12.36%

TempCash – Institutional	Merrill Lynch Pierce Fenner & Smith	4,381,232,719.81	94.86%

TempFund – Administration	Wilmington Trust	10,384,915.72	40.20%

	Citizens National Bank Trust Department P.O. Box 911 Meridian, MS 39302	7,983,919.95	30.91%

	Merrill Lynch Pierce Fenner & Smith 200 North College Street, 3rd Floor Charlotte, NC 28255	6,262,139.26	24.24%

TempFund – Cash Management	Delaware Trust Company 251 Little Falls Drive Wilmington, DE 19808	356,237,715.22	56.13%

	Merrill Lynch Pierce Fenner & Smith	278,448,803.72	43.87%

TempFund – Cash Reserve	Citizens National Bank Trust Department P.O. Box 911 Meridian, MS 39302	2,618,979.30	59.45%

	Wells Fargo Clearing Services	318,753.95	7.24%

	Merrill Lynch Pierce Fenner & Smith	308,815.24	7.01%

TempFund – Dollar	Delaware Trust Company 251 Little Falls Drive Wilmington, DE 19808	31,107,751.65	38.97%

	Merrill Lynch Pierce Fenner & Smith 200 North College Street, 3rd Floor Charlotte, NC 28255	19,304,045.64	24.18%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Merrill Lynch Pierce Fenner & Smith	15,086,074.51	18.90%

	Provident Advisers 32 Meadow View Court Leonia, NJ 07605	4,776,317.03	5.98%

	Citizens National Bank Trust Department P.O. Box 911 Meridian, MS 39302	4,616,479.24	5.78%

TempFund – Institutional	Merrill Lynch Pierce Fenner & Smith 200 North College Street, 3rd Floor Charlotte, NC 28255	1,348,002,383.20	9.67%

	Bank of New York Hare & Co. 2	886,179,210.35	6.36%

	JP Morgan Securities LLC	799,670,136.94	5.74%

	Strategic Cash Portfolio II 400 Bellevue Parkway Wilmington, DE 19809	772,842,103.74	5.55%

	Band & Co. C O US Bank 1555 N Rivercenter Drive, Suite 302 Milwaukee, WI 53212	732,186,349.34	5.25%

	Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, MD 21231-3495	707,236,042.00	5.08%

TempFund – Private Client	JP Morgan Securities LLC	471,106.33	23.13%

	JP Morgan Securities LLC	179,040.66	8.79%

	JP Morgan Securities LLC	110,777.26	5.44%

	JP Morgan Securities LLC	107,611.70	5.28%

	JP Morgan Securities LLC	103,595.77	5.09%

TempFund – Select	Pershing LLC	635.98	100%

T-Fund – Administration	Wilmington Trust	639,947,406.67	69.97%

	Pershing LLC	274,225,818.98	29.98%

T-Fund – Cash Management	Assetmark Trust Company FBO Assetmark Inc. & Mutal Clients 3200 N Central Avenue 7th Floor Phoenix, AZ 85012	173,976,699.20	29.95%

	Delaware Trust Company 251 Little Falls Drive Wilmington, DE 19808	111,729,111.15	19.24%

	Jefferies LLC FBO Unterberg Taylor Capital 101 Hudson Street, 11th Floor Jersey City, NJ 07302	43,824,723.36	7.54%

	Jefferies LLC FBO MSC Partners LP 101 Hudson Street, 11th Floor Jersey City, NJ 07302	37,480,601.80	6.45%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Jefferies LLC FBO Stadium Capital Partners LP 101 Hudson Street, 11th Floor Jersey City, NJ 07302	32,866,775.13	5.66%

T-Fund – Dollar	Union Bank Trust Nominee FBO Cash Management Sweep P.O. Box 85484 San Diego, CA 54849-2186	799,726,021.50	49.63%

	Citibank NA FBO 480 Washington Blvd. 30th Floor Jersey City, NJ 07310	202,018,134.77	12.54%

	Wilmington Trust	162,645,875.37	10.09%

	Citibank NA FBO 480 Washington Blvd. 30th Floor Jersey City, NJ 07310	112,923,318.14	7.01%

T-Fund – Institutional	Bank of New York Hare & Co. 2	8,609,325,666.73	16.61%

	State Street Bank FBO Cash Sweep Clients 1776 Heritage Drive Quincy, MA 02170	6,275,132,813.83	12.11%

	Bank of America 901 Main Street, 66th Floor Dallas, TX 75202	3,760,000,002.19	7.25%

	Bank of New York Hare & Co. 2	2,599,794,156.19	5.02%

T-Fund – Select	Pershing LLC	24,610,404.33	100%

T-Fund – Capital	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054	11,048,641,009.04	99.87%

T-Fund – Cash Reserve	Bank of New York Hare & Co. 2	80,086,509.97	77.14%

	First Republic Bank 111 Pine Street San Francisco, CA 94111-0000	23,416,975.72	22.55%

Treasury Trust Fund - Administration	Wilmington Trust	203,776,593.58	53.58%

	SEI Private Trust Company	36,682,495.61	9.64%

	Pershing LLC	29,828,386.48	7.84%

Treasury Trust Fund – Cash Management	Laba & Co. FBO Bank of America 135 S. LaSalle Street Chicago, IL 60603	13,827,247.90	100%

Treasury Trust Fund – Cash Reserve	Merrill Lynch Pierce Fenner & Smith	8,143,678.00	93.53%

	First Republic Bank 111 Pine Street San Francisco, CA 94111-0000	562,963.89	6.47%

Treasury Trust Fund – Dollar	PNC Bank 1900 East 9th Street B7 YB13 07 6 Cleveland, OH 44114	158,168,543.24	32.30%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
	Knotfloat & Co. State Street Bank FBO Sweep 1200 Crown Colony Drive Quincy, MA 02169	87,965,541.96	17.97%

	Bank of New York Hare & Co. 2	46,154,641.81	9.43%

	Union Bank Trust Nominee FBO Cash Management Sweep P.O. Box 85484 San Diego, CA 54849-2186	41,687,174.00	8.51%

	Wilmington Trust	40,662,142.76	8.30%

	Pershing LLC	40,212,618.19	8.21%

	DBTCA as Agent for Artex Sac 1 Victoria Street Hamilton, Bermuda	35,193,751.74	7.19%

	Citibank NA FBO 480 Washington Blvd. 30th Floor Jersey City, NJ 07310	28,837,265.68	5.89%

Treasury Trust Fund – Institutional	Bank of New York Hare & Co. 2B	6,255,262,453.32	20.45%

	Bank of America 901 Main Street, 66th Floor Dallas, TX 75202	4,587,206,866.94	14.99%

	Merrill Lynch Pierce Fenner & Smith	3,208,243,445.00	10.49%

	Wells Fargo Bank NA 550 South 4th Street Minneapolis, MN 55415	2,780,683,950.93	9.09%

	Bank of New York Hare & Co. 2	2,387,993,091.84	7.81%

	Bank of America 901 Main Street, 66th Floor Dallas, TX 75202	1,610,000,000.00	5.26%

Treasury Trust Fund – Select	Pershing LLC	33,431,345.42	100%

BlackRock Series, Inc.
BlackRock International Fund – Investor A Shares	Merrill Lynch Pierce Fenner & Smith	16,591,021.12	86.92%

BlackRock International Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	3,065,550.83	81.58%

BlackRock International Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	4,486,783.55	36.60%

	Pershing LLC	3,300,350.18	26.92%

	National Financial Services LLC	1,441,728.80	11.76%

	Charles Schwab & Co. Inc.	1,067,725.59	8.71%

BlackRock International Fund – Class R Shares	Merrill Lynch Pierce Fenner & Smith	1,044,721.47	88.78%

BlackRock International Fund – Class K Shares	Edward D. Jones and Co.	140,748.58	93.04%

	BlackRock Financial Management, Inc.	10,515.25	6.95%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
Funds For Institutions Series
BlackRock Premier Government Institutional Fund	Merrill Lynch Pierce Fenner & Smith	169,420,875.00	89.37%

BlackRock Select Treasury Strategies Institutional Fund	Merrill Lynch Pierce Fenner & Smith	198,918,837.00	100.00%

BlackRock Treasury Strategies Institutional Fund	Merrill Lynch Pierce Fenner & Smith	105,612,444.00	45.96%

	*Orlando World Center Marriott 8701 World Center Drive Orlando, FL 32821-6358	13,179,283.15	5.74%

FFI Government Fund	Merrill Lynch Pierce Fenner & Smith	29,642,390.00	46.46%

	*Concourse Village Inc. 775 Concourse Village East Bronx, NY 10451-3902	7,085,470.60	11.11%

	*Rochdale Village Inc. 169-65 137th Ave Jamaica, NY 11434-4517	5,963,802.63	9.35%

FFI Treasury Fund	Merrill Lynch Pierce Fenner & Smith	210,250,729.00	93.08%

Master Institutional Money Market LLC
Master Premier Government Institutional Portfolio	*Funds for Institutions Series BlackRock Premier Government Institutional Fund 60 State Street Boston, MA 02109	N/A	99.99%

Master Treasury Strategies Institutional Portfolio	*Funds for Institutions Series BlackRock Treasury Strategies Institutional Fund 60 State Street Boston, MA 02109	N/A	53.60%

	*Funds for Institutions Series BlackRock Select Treasury Strategies Institutional Fund 60 State Street Boston, MA 02109	N/A	46.39%

Master Investment Portfolio		N/A
Active Stock Master Portfolio	*Master Investment Portfolio Active Stock LP Feeder 400 Howard Street San Francisco, CA 94105	N/A	100.00%

International Tilts Master Portfolio	*Master Investment Portfolio International Tilts LP Feeder 400 Howard Street San Francisco, CA 94105	N/A	92.27%

	*Master Investment Portfolio International Tilts 80/20 Target Allocation Fund 400 Howard Street San Francisco, CA 94105	N/A	7.72%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
Large Cap Index Master Portfolio	*Master Investment Portfolio Large Cap Index LP Feeder 400 Howard Street San Francisco, CA 94105	N/A	96.77%

LifePath® Dynamic Retirement Master Portfolio	*BlackRock Funds III BlackRock LifePath® Dynamic Retirement Fund 400 Howard Street San Francisco, CA 94105	N/A	99.99%

LifePath® Dynamic 2020 Master Portfolio	*BlackRock Funds III BlackRock LifePath® Dynamic 2020 Fund 400 Howard Street San Francisco, CA 94105	N/A	99.99%

LifePath® Dynamic 2025 Master Portfolio	*BlackRock Funds III BlackRock LifePath® Dynamic 2025 Fund 400 Howard Street San Francisco, CA 94105	N/A	99.96%

LifePath® Dynamic 2030 Master Portfolio	*BlackRock Funds III BlackRock LifePath® Dynamic 2030 Fund 400 Howard Street San Francisco, CA 94105	N/A	99.99%

LifePath® Dynamic 2035 Master Portfolio	*BlackRock Funds III BlackRock LifePath® Dynamic 2035 Fund 400 Howard Street San Francisco, CA 94105	N/A	99.96%

LifePath® Dynamic 2040 Master Portfolio	*BlackRock Funds III BlackRock LifePath® Dynamic 2040 Fund 400 Howard Street San Francisco, CA 94105	N/A	99.99%

LifePath® Dynamic 2045 Master Portfolio	*BlackRock Funds III BlackRock LifePath® Dynamic 2045 Fund 400 Howard Street San Francisco, CA 94105	N/A	99.93%

LifePath® Dynamic 2050 Master Portfolio	*BlackRock Funds III BlackRock LifePath® Dynamic 2050 Fund 400 Howard Street San Francisco, CA 94105	N/A	99.98%

LifePath® Dynamic 2055 Master Portfolio	*BlackRock Funds III BlackRock LifePath® Dynamic 2055 Fund 400 Howard Street San Francisco, CA 94105	N/A	99.88%

LifePath® Dynamic 2060 Master Portfolio	*BlackRock Funds III BlackRock LifePath® Dynamic 2060 Fund 400 Howard Street San Francisco, CA 94105	N/A	99.50%

LifePath® Index Retirement Master Portfolio	*BlackRock Funds III BlackRock LifePath® Index Retirement Fund 400 Howard Street San Francisco, CA 94105	N/A	99.99%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
LifePath® Index 2020 Master Portfolio	*BlackRock Funds III BlackRock LifePath® Index 2020 Fund 400 Howard Street San Francisco, CA 94105	N/A	99.99%

LifePath® Index 2025 Master Portfolio	*BlackRock Funds III BlackRock LifePath® Index 2025 Fund 400 Howard Street San Francisco, CA 94105	N/A	99.99%

LifePath® Index 2030 Master Portfolio	*BlackRock Funds III BlackRock LifePath® Index 2030 Fund 400 Howard Street San Francisco, CA 94105	N/A	99.99%

LifePath® Index 2035 Master Portfolio	*BlackRock Funds III BlackRock LifePath® Index 2035 Fund 400 Howard Street San Francisco, CA 94105	N/A	99.99%

LifePath® Index 2040 Master Portfolio	*BlackRock Funds III BlackRock LifePath® Index 2040 Fund 400 Howard Street San Francisco, CA 94105	N/A	99.99%

LifePath® Index 2045 Master Portfolio	*BlackRock Funds III BlackRock LifePath® Index 2045 Fund 400 Howard Street San Francisco, CA 94105	N/A	99.99%

LifePath® Index 2050 Master Portfolio	*BlackRock Funds III BlackRock LifePath® Index 2050 Fund 400 Howard Street San Francisco, CA 94105	N/A	99.99%

LifePath® Index 2055 Master Portfolio	*BlackRock Funds III BlackRock LifePath® Index 2055 Fund 400 Howard Street San Francisco, CA 94105	N/A	99.99%

LifePath® Index 2060 Master Portfolio	*BlackRock Funds III BlackRock LifePath® Index 2060 Fund 400 Howard Street San Francisco, CA 94105	N/A	99.99%

Money Market Master Portfolio	*BlackRock Funds III BlackRock Cash Funds: Institutional 400 Howard Street San Francisco, CA 94105	N/A	100.00%

S&P 500 Index Master Portfolio	*BlackRock Funds III iShares S&P 500 Index Fund 400 Howard Street San Francisco, CA 94105	N/A	95.33%

Total International ex U.S. Index Master Portfolio	*Master Investment Portfolio Total International ex-U.S. Index LP Feeder 400 Howard Street San Francisco, CA 94105	N/A	16.67%

	*BlackRock Funds III iShares MSCI Total International Index Fund 400 Howard Street San Francisco, CA 94105	N/A	83.32%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
Treasury Money Market Master Portfolio	*BlackRock Funds III BlackRock Cash Funds: Treasury 400 Howard Street San Francisco, CA 94105	N/A	78.66%

	*Treasury Money Market Fund (Cayman) 400 Howard Street San Francisco, CA 94105	N/A	13.88%

U.S. Total Bond Index Master Portfolio	*Master Investment Portfolio U.S. Total Bond Index LP Feeder 400 Howard Street San Francisco, CA 94105	N/A	20.20%

	*BlackRock Funds III iShares U.S. Aggregate Bond Index Fund 400 Howard Street San Francisco, CA 94105	N/A	79.13%

Master Large Cap Series LLC
Master Advantage Large Cap Core Portfolio	*BlackRock Large Cap Series Funds, Inc. BlackRock Advantage Large Cap Core Fund 100 Bellevue Parkway Wilmington, DE 19809	N/A	75.12%

	*BlackRock Balanced Capital Fund, Inc. 100 Bellevue Parkway Wilmington, DE 19809	N/A	20.72%

Master Advantage Large Cap Value Portfolio	*BlackRock Large Cap Series Funds, Inc. BlackRock Advantage Large Cap Value Fund 100 Bellevue Parkway Wilmington, DE 19809	N/A	99.99%

Master Large Cap Focus Growth Portfolio	*BlackRock Large Cap Series Funds, Inc. BlackRock Large Cap Focus Growth Fund 100 Bellevue Parkway Wilmington, DE 19809	N/A	99.99%

Master Money LLC	*BIF Money Fund 100 Bellevue Parkway Wilmington, DE 19809	N/A	80.78%

	*BBIF Money Fund 100 Bellevue Parkway Wilmington, DE 19809	N/A	19.15%

Master Treasury LLC	*BIF Treasury Fund 100 Bellevue Parkway Wilmington, DE 19809	N/A	39.16%

	*BBIF Treasury Fund 100 Bellevue Parkway Wilmington, DE 19809	N/A	60.78%

Quantitative Master Series LLC
Master Small Cap Index Series	*BlackRock Small Cap Index LifePath® Fund 100 Bellevue Parkway Wilmington, DE 19809	N/A	14.87%

	*BlackRock Index Funds, Inc. iShares Russell 2000 Small-Cap Index Fund 100 Bellevue Parkway Wilmington, DE 19809	N/A	75.12%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
Ready Assets Government Liquidity Fund	Merrill Lynch Pierce Fenner & Smith	1,577,695,698.93	99.13%

Ready Assets U.S.A. Government Money Fund	Merrill Lynch Pierce Fenner & Smith	29,203,844.16	100.00%

Ready Assets U.S. Treasury Money Fund	Merrill Lynch Pierce Fenner & Smith	132,633,659.83	100.00%

Retirement Series Trust

Retirement Reserves Money Fund – Class I Shares	Merrill Lynch Pierce Fenner & Smith	591,511,849.60	100.00%

Retirement Reserves Money Fund – Class II Shares	Merrill Lynch Pierce Fenner & Smith	16,645,038.55	100.00%

*	Beneficial owner of shares.

Group B Funds

BlackRock Funds IV
BlackRock Alternative Capital Strategies Fund – Investor A Shares	Pershing LLC	89,350.91	58.91%

	Charles Schwab & Co. Inc.	48,657.38	32.08%

BlackRock Alternative Capital Strategies Fund – Investor C Shares	Pershing LLC	4,550.05	57.97%

	*BlackRock Holdco2 Inc.	2,000.14	25.48%

	BNYM I S Trust Co Cust Simple IRA Fred Evensen	1,298.04	16.53%

BlackRock Alternative Capital Strategies Fund – Institutional Shares	BlackRock Holdco2 Inc.	2,497,309.45	80.56%

	Comerica Bank FBO Calhoun	186,467.27	6.01%

	National Financial Services LLC	177,335.16	5.72%

BlackRock Global Long/Short Credit Fund – Investor A Shares	National Financial Services LLC	6,203,329.45	39.41%

	Merrill Lynch Pierce Fenner & Smith	2,957,851.98	18.79%

	Charles Schwab & Co. Inc.	1,300,126.35	8.26%

	Morgan Stanley & Co.	1,220,080.55	7.75%

	UBS WM USA	883,638.16	5.61%

BlackRock Global Long/Short Credit Fund – Investor C Shares	Merrill Lynch Pierce Fenner & Smith	3,435,951.70	35.88%

	UBS WM USA	1,342,937.35	14.02%

	Morgan Stanley & Co. Inc.	1,320,985.92	13.79%

	Wells Fargo Clearing Services	730,246.01	7.62%

	Pershing LLC	713,424.40	7.45%

	National Financial Services LLC	504,985.25	5.27%

BlackRock Global Long/Short Credit Fund – Institutional Shares	Merrill Lynch Pierce Fenner & Smith	51,925,953.70	23.87%

	Morgan Stanley & Co.	41,495,251.12	19.07%

	UBS WM USA	23,604,773.86	10.85%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned

	Wells Fargo Clearing Services	22,055,520.47	10.14%

	National Financial Services LLC	17,224,367.09	7.91%
	Charles Schwab & Co. Inc.	14,148,190.81	6.50%

BlackRock Global Long/Short Credit Fund – Class K Shares	Wells Fargo Bank NA FBO	125,165,327.96	96.06%

BlackRock Impact Bond Fund – Investor A Shares	Charles Schwab & Co. Inc.	34,225.21	62.72%

	BNYM I S Trust Co Cust R/O IRA FBO Jane K. Kirchner	10,237.73	18.76%

	*BlackRock Holdco2 Inc.	5,000.00	9.16%

	Pershing LLC	4,362.28	7.99%

BlackRock Impact Bond Fund – Investor C Shares	*BlackRock Holdco2 Inc.	5,000.00	71.94%

	Cetera Investment SVCS FBO Judith K. Orr	1,107.09	15.93%

	Cetera Investment SVCS FBO Judith K. Orr	580.756	8.35%

BlackRock Impact Bond Fund – Institutional Shares	*BlackRock Holdco2 Inc.	1,985,000.00	79.35%

	National Financial Services LLC	401,343.43	16.04%

BlackRock Impact Bond Fund – Class K Shares	*BlackRock Holdco2 Inc.	5,000.00	100%

BlackRock Funds VI
BlackRock CoreAlpha Bond Fund – Investor A Shares	UBS WM USA	33,876.13	49.37%

	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers	14,055.65	20.48%

	National Financial Services LLC	8,708.05	12.69%

	Pershing LLC	4,708.68	6.86%

BlackRock CoreAlpha Bond Fund – Investor C Shares	National Financial Services LLC	6,133.08	34.45%

	UBS WM USA	4,060.28	22.81%

	*Shirley M. & Bruce A. Helmbercht 301 Bellevue Parkway Wilmington, DE 19809	3,369.76	18.93%

	*BlackRock Holdco 2 Inc.	1,923.70	10.80%

	Pershing LLC	1,291.83	7.25%

	JP Morgan Securities LLC	1,019.39	5.72%

BlackRock CoreAlpha Bond Fund – Institutional Shares	Goldman Sachs & Co.	42,544,123.03	56.93%

	BlackRock Advisors LLC FBO BlackRock College 2020 Option	13,532,952.03	18.11%

	BlackRock Advisors LLC FBO BlackRock College Enrollment Option	4,214,226.84	5.63%

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned

BlackRock CoreAlpha Bond Fund – Class K Shares	*BlackRock Holdco 2 Inc.	19,029.50	53.31%

	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401(k)	16,662.12	46.68%
Master Investment Portfolio II
CoreAlpha Bond Master Portfolio	*Master Investment Portfolio CoreAlpha Bond LP Feeder 400 Howard Street San Francisco, CA 94105	N/A	26.72%

	*BlackRock Funds III BlackRock CoreAlpha Bond Fund 400 Howard Street San Francisco, CA 94105	N/A	73.27%

*	Beneficial owner of shares.

[FORM OF PROXY CARD]

PROXY	BLACKROCK-ADVISED FUNDS IN THE EQUITY-LIQUIDITY COMPLEX JOINT SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON NOVEMBER 21, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

The undersigned hereby appoints Benjamin Archibald, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Funds that the undersigned is entitled to vote at the Joint Special Meetings of Shareholders of the Funds to be held on November 21, 2018 or at any adjournments, postponements or delays thereof. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meetings of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR ALL” FOR EACH SUCH PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETINGS OF SHAREHOLDERS OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIAL for the Joint Special Meetings of Shareholders on November 21, 2018.
The Joint Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/blk-30180

VOTE ON THE INTERNET
Log on to:
https://www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope blk_30180_092418

FUNDS	FUNDS	FUNDS
Fundname1	Fundname2	Fundname3
Fundname4	Fundname5	Fundname6
Fundname7	Fundname8	Fundname9
Fundname10	Fundname11	Fundname12
Fundname13	Fundname14	Fundname15
Fundname16	Fundname17	Fundname18
Fundname19	Fundname20	Fundname21
Fundname22	Fundname23	Fundname24
Fundname25	Fundname26

THE BOARD OF DIRECTORS/TRUSTEES OF EACH APPLICABLE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS, AS APPLICABLE, “FOR” EACH OF THE APPLICABLE BOARD NOMINEES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals

1(a).  To elect fifteen Board Nominees to the board of directors/trustees of the Group A Funds.

           To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number on the line provided.

01. Bruce R. Bond	02. Susan J. Carter	03. Collette Chilton	04. Neil A. Cotty
05. Robert Fairbairn	06. Lena G. Goldberg	07. Robert M. Hernandez	08. Henry R. Keizer
09. Cynthia A. Montgomery	10. Donald C. Opatrny	11. John M. Perlowski	12. Joseph P. Platt
13. Mark Stalnecker	14. Kenneth L. Urish	15. Claire A. Walton

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Fundname1	☐	☐	☐	02 Fundname2	☐	☐	☐
03 Fundname3	☐	☐	☐	04 Fundname4	☐	☐	☐
05 Fundname5	☐	☐	☐	06 Fundname6	☐	☐	☐
07 Fundname7	☐	☐	☐	08 Fundname8	☐	☐	☐
09 Fundname9	☐	☐	☐	10 Fundname10	☐	☐	☐
11 Fundname11	☐	☐	☐	12 Fundname12	☐	☐	☐
13 Fundname13	☐	☐	☐	14 Fundname14	☐	☐	☐
15 Fundname15	☐	☐	☐	16 Fundname16	☐	☐	☐
17 Fundname17	☐	☐	☐	18 Fundname18	☐	☐	☐
19 Fundname19	☐	☐	☐	20 Fundname20	☐	☐	☐
21 Fundname21	☐	☐	☐	22 Fundname22	☐	☐	☐
23 Fundname23	☐	☐	☐	24 Fundname24	☐	☐	☐
25 Fundname25	☐	☐	☐	26 Fundname26	☐	☐	☐

1(b).  To elect eleven Board Nominees to the board of directors/trustees of the Group B Funds.

           To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number on the line provided.

01. Michael J. Castellano	02. Richard E. Cavanagh	03. Cynthia L. Egan	04. Frank J. Fabozzi
05. Robert Fairbairn	06. Henry Gabbay	07. R. Glenn Hubbard	08. W. Carl Kester
09. Catherine A. Lynch	10. John M. Perlowski	11. Karen P. Robards

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Fundname1	☐	☐	☐	02 Fundname2	☐	☐	☐
03 Fundname3	☐	☐	☐

2(a).

To provide voting instructions to the Group A Feeder Funds to vote for the election of fifteen Board Nominees to the board of directors/trustees of their corresponding Master Fund. To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number on the line provided.

01. Bruce R. Bond	02. Susan J. Carter	03. Collette Chilton	04. Neil A. Cotty
05. Robert Fairbairn	06. Lena G. Goldberg	07. Robert M. Hernandez	08. Henry R. Keizer
09. Cynthia A. Montgomery	10. Donald C. Opatrny	11. John M. Perlowski	12. Joseph P. Platt
13. Mark Stalnecker	14. Kenneth L. Urish	15. Claire A. Walton

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Fundname1	☐	☐	☐	02 Fundname2	☐	☐	☐
03 Fundname3	☐	☐	☐	04 Fundname4	☐	☐	☐
05 Fundname5	☐	☐	☐	06 Fundname6	☐	☐	☐
07 Fundname7	☐	☐	☐	08 Fundname8	☐	☐	☐
09 Fundname9	☐	☐	☐	10 Fundname10	☐	☐	☐
11 Fundname11	☐	☐	☐	12 Fundname12	☐	☐	☐
13 Fundname13	☐	☐	☐	14 Fundname14	☐	☐	☐
15 Fundname15	☐	☐	☐	16 Fundname16	☐	☐	☐
17 Fundname17	☐	☐	☐	18 Fundname18	☐	☐	☐
19 Fundname19	☐	☐	☐	20 Fundname20	☐	☐	☐
21 Fundname21	☐	☐	☐	22 Fundname22	☐	☐	☐
23 Fundname23	☐	☐	☐	24 Fundname24	☐	☐	☐
25 Fundname25	☐	☐	☐	26 Fundname26	☐	☐	☐

2(b).	To provide voting instructions to BlackRock CoreAlpha Bond Fund to vote for the election of eleven Board Nominees to the board of trustees of CoreAlpha Bond Master Portfolio.

☐	To vote all Nominees FOR	☐	To vote all Nominees AGAINST	☐	To vote all Nominees ABSTAIN or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	04 Frank J. Fabozzi	☐	☐	☐
05 Robert Fairbairn	☐	☐	☐	06 Henry Gabbay	☐	☐	☐
07 R. Glenn Hubbard	☐	☐	☐	08 W. Carl Kester	☐	☐	☐
09 Catherine A. Lynch	☐	☐	☐	10 John M. Perlowski	☐	☐	☐
11 Karen P. Robards	☐	☐	☐

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

∎	xxxxxxxxxxxxxx	BLK 30180	M	xxxxxxxx	+

[FORM OF PROXY CARD]

PROXY	BLACKROCK-ADVISED FUNDS IN THE EQUITY-LIQUIDITY COMPLEX JOINT SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON NOVEMBER 21, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

The undersigned hereby appoints Benjamin Archibald, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Funds that the undersigned is entitled to vote at the Joint Special Meetings of Shareholders of the Funds to be held on November 21, 2018 or at any adjournments, postponements or delays thereof. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meetings of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE FOR ONE OR MORE PROPOSALS, THIS PROXY WILL BE VOTED “FOR ALL” FOR EACH SUCH PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETINGS OF SHAREHOLDERS OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIAL for the Joint Special Meetings of Shareholders on November 21, 2018.
The Joint Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/blk-30180

VOTE ON THE INTERNET
Log on to:
https://www.proxy-direct.com or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

FUND FundName1

PLEASE REVIEW THE OTHER SIDE OF THIS CARD FOR YOUR PROPOSALS.

THANK YOU FOR PARTICIPATING, YOUR VOTE IS IMPORTANT!

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

BAC_30180_092518

THE BOARD OF DIRECTORS/TRUSTEES OF EACH APPLICABLE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS, AS APPLICABLE, “FOR” EACH OF THE APPLICABLE BOARD NOMINEES.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals

1(a).  To elect fifteen Board Nominees to the board of directors/trustees of the Group A Funds.

☐	To vote all Nominees FOR	☐	To vote all Nominees AGAINST	☐	To vote all Nominees ABSTAIN or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Bruce R. Bond	☐	☐	☐	02 Susan J. Carter	☐	☐	☐
03 Collette Chilton	☐	☐	☐	04 Neil A. Cotty	☐	☐	☐
05 Robert Fairbairn	☐	☐	☐	06 Lena G. Goldberg	☐	☐	☐
07 Robert M. Hernandez	☐	☐	☐	08 Henry R. Keizer	☐	☐	☐
09 Cynthia A. Montgomery	☐	☐	☐	10 Donald C. Opatrny	☐	☐	☐
11 John M. Perlowski	☐	☐	☐	12 Joseph P. Platt	☐	☐	☐
13 Mark Stalnecker	☐	☐	☐	14 Kenneth L. Urish	☐	☐	☐
15 Claire A. Walton	☐	☐	☐

2(a).	To provide voting instructions to the Group A Feeder Funds to vote for the election of fifteen Board Nominees to the board of directors/trustees of their corresponding Master Fund.

☐	To vote all Nominees FOR	☐	To vote all Nominees AGAINST	☐	To vote all Nominees ABSTAIN or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Bruce R. Bond	☐	☐	☐	02 Susan J. Carter	☐	☐	☐
03 Collette Chilton	☐	☐	☐	04 Neil A. Cotty	☐	☐	☐
05 Robert Fairbairn	☐	☐	☐	06 Lena G. Goldberg	☐	☐	☐
07 Robert M. Hernandez	☐	☐	☐	08 Henry R. Keizer	☐	☐	☐
09 Cynthia A. Montgomery	☐	☐	☐	10 Donald C. Opatrny	☐	☐	☐
11 John M. Perlowski	☐	☐	☐	12 Joseph P. Platt	☐	☐	☐
13 Mark Stalnecker	☐	☐	☐	14 Kenneth L. Urish	☐	☐	☐
15 Claire A. Walton	☐	☐	☐

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

∎	xxxxxxxxxxxxxx	BLK 30180	M	xxxxxxxx	+

[FORM OF N&A]

BLACKROCK-ADVISED FUNDS IN THE EQUITY-LIQUIDITY COMPLEX

IMPORTANT PROXY INFORMATION

Your Vote Counts!

PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

Joint Special Meetings Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the BLACKROCK-ADVISED FUNDS IN THE EQUITY-LIQUIDITY COMPLEX Joint Special Meetings of Shareholders to Be Held on November 21, 2018.

The Joint Special Meetings of Shareholders of the BlackRock-Advised Funds in the Equity-Liquidity Complex will be held on Wednesday, November 21, 2018, at 10:30 a.m., (Eastern time), at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, NJ 08540-6455.

As a shareholder, it is important for you to vote! On the back of this Notice, you will find a summary of the proposals being voted on at the Joint Special Meetings.

This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the Proxy Materials which include instructions on how to vote your shares.

The Proxy Materials, which include the Joint Proxy Statement, Notice of Joint Special Meetings and the Form of Proxy Card, are available at:

https://www.proxy-direct.com/blk-30180

If you want to receive a paper copy of the Proxy Materials or an email with a link to the Proxy Materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than November 15, 2018, to facilitate timely delivery.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.

YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/blk-30180

On this site you can view the Proxy Materials online, request paper copies, request an email with a link to the materials and/or set future delivery preferences.

Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331

Obtain paper copies of the Proxy Materials with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com:

Email us to request Proxy Materials for the Joint Special Meetings of Shareholders and/or to set future delivery preferences.

-  Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials.

-  If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the email address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN NOVEMBER 15, 2018, TO FACILITATE TIMELY DELIVERY.

FUNDS	FUNDS	FUNDS
Fund 1	Fund 2	Fund 3
Fund 4	Fund 5	Fund 6
Fund 7	Fund 8	Fund 9
Fund 10	Fund 11	Fund 12
Fund 13	Fund 14	Fund 15
Fund 16	Fund 17	Fund 18
Fund 19	Fund 20	Fund 21
Fund 22	Fund 23	Fund 24
Fund 25	Fund 26	Fund 27
Fund 28	Fund 29	Fund 30

The Joint Special Meetings are being held to consider and vote on the following proposals:

THE BOARD OF DIRECTORS/TRUSTEES OF EACH APPLICABLE FUND RECOMMENDS THAT YOU VOTE OR PROVIDE VOTING INSTRUCTIONS, AS APPLICABLE, “FOR” EACH OF THE APPLICABLE BOARD NOMINEES.

1(a).	To elect fifteen Board Nominees to the board of directors/trustees of the Group A Funds.

1(b).	To elect eleven Board Nominees to the board of directors/trustees of the Group B Funds.

2(a).	To provide voting instructions to the Group A Feeder Funds to vote for the election of fifteen Board Nominees to the board of directors/trustees of their corresponding Master Fund.

2(b).	To provide voting instructions to BlackRock CoreAlpha Bond Fund to vote for the election of eleven Board Nominees to the board of trustees of CoreAlpha Bond Master Portfolio.

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

If you wish to attend the Joint Special Meetings, please follow the instructions in the Proxy Materials and bring this Notice and proper identification with you to the Joint Special Meetings.

Please refer to the Proxy Materials for further details on the proposals and for instructions on how to vote your shares.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?

The Funds have elected to utilize a distribution model authorized by the Securities and Exchange Commission (“SEC”) in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials online, or request a full set of printed materials for this shareholder meeting and all future shareholder meetings, or you can make that choice on a case-by-case basis.

How do I access the materials, set my preference for future shareholder meeting materials, and record my vote?

On the front side of this Notice are easy-to-follow instructions on how to access proxy materials electronically or request a full set of printed materials.

When you are ready to vote, electronic voting is available by Internet or Touch-Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch-Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via U.S. Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope.

You can set your delivery preferences for future shareholder meetings by recording your vote electronically and following the instructions on the confirmation screen.

If I request printed proxy materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

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